Exhibit 99.2

Quarterly Financial Supplement

For the three months ended
March 31, 2003

Investor Relations Department

3300 Enterprise Parkway • Beachwood, Ohio 44122
(216) 755-5500 • (216) 755-1500 (fax)
www.ddr.com

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2003

     Developers Diversified Realty Corporation considers portions of this information to be forward-looking statements within the meaning of Section 27A of the Securities Exchange Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, with respect to the Company’s expectation for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements. There are a number of important factors that could cause the results of the Company to differ materially from those indicated by such forward-looking statements, including among other factors, local conditions such as oversupply of space or a reduction in demand for real estate in the area, competition from other available space, dependence on rental income from real property or the loss of a major tenant and other matters described in the Management’s Discussion and Analysis section of the Company’s Form 10-K for the year ended December 31, 2002.

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2003

Earnings Release & Financial Statements

DEVELOPERS DIVERSIFIED REALTY CORPORATION

For Immediate Release:

Contact:	Scott A. Wolstein	Michelle A. Mahue
	Chairman	Director of Investor Relations
	Chief Executive Officer	216-755-5455
216-755-5500

DEVELOPERS DIVERSIFIED REALTY REPORTS A 6.3%
INCREASE IN FFO PER SHARE FOR THE THREE MONTH PERIOD ENDED MARCH 31, 2003

     CLEVELAND, OHIO, May 1, 2003 - Developers Diversified Realty Corporation (NYSE: DDR), a real estate investment trust (“REIT”), today announced that first quarter 2003 Funds From Operations (“FFO”), a widely accepted measure of REIT performance, on a per share basis was $0.68 (diluted) and $0.69 (basic) compared to $0.64 (diluted) and $0.65 (basic) per share for the same period in the previous year, an increase of 6.3% diluted and 6.2% basic. FFO reached $49.3 million for the quarter ended March 31, 2003, as compared to $40.1 million for 2002. Net income for the three month period ended March 31, 2003 was $38.4 million, or $0.37 per share (diluted), compared to first quarter 2002 net income of $23.9 million, or $0.27 per share (diluted), an increase of 37.0%.

     Scott A. Wolstein, DDR’s chairman and chief executive officer stated, “I am pleased to report continued strong earnings growth driven by positive fundamentals in our portfolio. We are particularly pleased to achieve this growth while reducing the contribution of lease termination fees, merchant building gains and other non-traditional income sources by approximately $0.06 per share of FFO as compared to the first quarter of 2002. In addition, our balance sheet continues to reflect consistent improvement and enhanced financial flexibility, which positions the Company for additional growth through 2003 and beyond.”

     Management believes that Funds From Operations (“FFO”) provides an additional indicator of the financial performance of a REIT. The Company also believes that FFO appropriately measures the core operations of the Company and provides a benchmark to its peer group. FFO does not represent cash generated from operating activities in accordance with generally accepted accounting principles and is not necessarily indicative of cash available to fund cash needs and should not be considered as an alternative to net income as an indicator of the Company’s operating performance or as an alternative to cash flow as a measure of liquidity. FFO is defined generally and calculated by the Company as net income, adjusted to exclude: (i) preferred dividends, (ii) gains (or losses) from sales of depreciable real estate property, except for those sold through the Company’s merchant building program, which are presented net of taxes, (iii) sales of securities, (iv) extraordinary items and (v) certain non-cash items. These non-cash items principally include real property depreciation, equity income from joint ventures and equity income from minority equity investments and adding the Company’s proportionate share of FFO from its unconsolidated joint ventures and minority equity investments, determined on a consistent basis. Other real estate companies may calculate FFO in a different manner. A reconciliation of net income to FFO is presented in the financial highlights section.

Leasing:

     Leasing activity continues to be strong throughout the portfolio. During the first quarter of 2003, the Company executed 58 new leases aggregating approximately 305,000 square feet and 99 renewals aggregating approximately 430,000 square feet. Rental rates on new leases increased by 26.6% to $13.90 per square foot and rental rates on renewals increased by 8.6% to $11.34 per square foot. On a blended basis, rental rates for new leases and renewals increased by 11.6% to $12.28 per square foot.

     At March 31, 2003, the average annualized base rent per occupied square foot, including those properties owned through joint ventures, was $10.39. Excluding the impact of the properties acquired through the JDN Realty (“JDN”) merger, the average annualized base rent per occupied square foot for the portfolio was $10.79, as compared to $10.34 at March 31, 2002.

     As of March 31, 2003, the portfolio was 95.4% leased. Excluding the impact of the properties acquired through the JDN merger, the portfolio was 95.6% leased, as compared to 95.5% at March 31, 2002. These percentages include tenants for which signed leases have been executed and occupancy has not occurred. Based on tenants in place and responsible for paying rent as of March 31, 2003, the portfolio was 94.7% occupied. Excluding the impact of the properties acquired through the JDN merger, the portfolio was 94.8% occupied, as compared to 94.5% at March 31, 2002.

     Same store tenant sales performance over the trailing 12 month period within the Company’s portfolio remained strong at approximately $240 per square foot for those tenants required to report. Aggregate base and percentage rental revenues relating to Core Portfolio Properties (i.e., shopping center properties owned since January 1, 2002, excluding properties under redevelopment) increased approximately $1.4 million (or 1.7%) for the three month period ended March 31, 2003, compared to the same period in 2002.

Strategic Transactions:

     During the first quarter of 2003, the Company and JDN’s shareholders approved a definitive merger agreement pursuant to which JDN shareholders received 0.518 shares of DDR in exchange for each share of JDN stock on March 13, 2003. The transaction valued JDN at approximately $1.1 billion, which included approximately $576 million of assumed debt at the carrying amount and $50 million of preferred voting stock.

     DDR acquired 102 retail assets aggregating 23 million square feet including 16 development properties comprising approximately 6 million square feet of total GLA. Additionally, DDR acquired a development pipeline of nine properties representing 1.9 million square feet of total GLA with a total estimated cost of approximately $120 million. As a result of the transaction, as of March 31, 2002, DDR’s total market capitalization is approximately $5.2 billion (including its pro rata portion of unconsolidated joint venture debt).

     In March 2002, the Company announced its participation in a joint venture with Lubert-Adler Funds and Klaff Realty, L.P., which was awarded asset designation rights for all of the retail real estate interests of the bankrupt estate of Service Merchandise Corporation. The Company has a 25% interest in the joint venture. In addition, the Company earns fees for the management, leasing, development and disposition of the real estate portfolio. The designation rights enable the joint venture to determine the ultimate use and disposition of the real estate interests held by the bankrupt estate. At March 31, 2003, the portfolio consisted of approximately 88 Service Merchandise retail sites totaling approximately 5.0 million square feet. The transaction was approved by the U.S. Bankruptcy Court in Nashville, Tennessee and subsequently the designation rights were transferred to the joint venture.

     During the first quarter of 2003, the joint venture sold nine sites and received gross proceeds of approximately $16.4 million at an aggregate gain of $1.6 million. However, the joint venture recognized a pre tax loss of approximately $3.3 million of which the Company’s proportionate share was approximately $0.8 million. This loss was primarily attributed to the rejection of one lease initially valued at approximately $2.3 million and related party interest costs aggregating approximately $1.8 million. The Company also earned disposition, management, and leasing fees aggregating $0.6 million and interest income of $0.4 million in 2003 relating to this investment.

Expansions:

     For the three month period ended March 31, 2003, the Company completed an expansion/redevelopment of a shopping center located in North Canton, Ohio at an aggregate cost of approximately $2.4 million. The Company is currently expanding/redeveloping ten shopping centers located in Birmingham, Alabama; North Little Rock, Arkansas; Bayonet Point, Florida; Brandon, Florida; Tucker, Georgia; Fayetteville, North Carolina; Aurora, Ohio; Tiffin, Ohio; Riverdale, Utah and Taylorsville, Utah at a projected incremental cost of approximately $40.2 million. The Company is also scheduled to commence three additional expansion projects at the shopping centers located in Princeton, New Jersey; Erie, Pennsylvania and Monaca, Pennsylvania.

     For the three month period ended March 31, 2003, one of the Company’s joint ventures completed an expansion/redevelopment of a shopping center located in North Olmsted, Ohio at an aggregate cost of approximately $1.9 million. The Company’s joint ventures are currently expanding/redeveloping two shopping centers located in San Ysidro, California and Shawnee, Kansas at a projected incremental cost of approximately $7.5 million. The Company’s joint ventures are scheduled to commence one additional expansion project at the shopping center located in Deer Park, Illinois in 2003.

Development (Consolidated):

     During the three month period ended March 31, 2003, the Company completed construction of a 137,000 square foot shopping center located in Fayetteville, Arkansas and a 101,000 square foot shopping center located in Parker, Colorado.

     The Company currently has 18 shopping center projects under construction, 16 of which resulted from the merger with JDN. These projects are located in Meridian, Idaho (Phase II of the existing shopping center); Long Beach, California; Sacramento, California; Aurora, Colorado; Parker South, Colorado; Lithonia, Georgia; McDonough, Georgia; Overland Park, Kansas; Chesterfield, Michigan; Grandville, Michigan; Lansing, Michigan; Coon Rapids, Minnesota; St. John’s, Missouri; Hamilton, New Jersey; Erie, Pennsylvania; Frisco, Texas; Irving, Texas and Mesquite, Texas. These projects are scheduled for completion during 2003 and 2004 and will create an additional 3.2 million square feet of retail space.

     The Company anticipates commencing construction on four additional shopping centers located in Fort Collins, Colorado; Norwood, Massachusetts; St. Louis, Missouri and McKinney, Texas.

Development (Joint Ventures):

     The Company has joint venture development agreements for three shopping center projects. These three projects have an aggregate projected cost of approximately $96.7 million and are currently scheduled for completion during 2003 and 2004. The projects located in Long Beach, California (City Place) and Austin, Texas are being financed through the Prudential/DDR Retail Value Fund. The other project is located in St. Louis, Missouri.

Acquisitions:

     In January 2003, the Company acquired a 67% interest in a 296,000 square foot shopping center in Phoenix, Arizona for an aggregate purchase price of approximately $43.0 million of which the Company’s proportionate share is approximately $28.8 million and a 25% interest in a 560,000 square foot shopping center in Pasadena, California for a purchase price of $113.5 million of which the Company’s proportionate share is approximately $28.4 million. The Company’s equity interest in these properties is approximately $17.4 million and $7.1 million, respectively, net of assumed debt. The Company also acquired a 540,000 square foot property in Gulfport, Mississippi for approximately $45.0 million.

Dispositions:

     In March 2003, the Company’s Community Center Joint Venture in which the Company owns a 20% equity interest sold a 440,000 square foot shopping center located in San Diego, California for approximately $95.0 million, recognizing a gain of $35.7 million of which the Company’s portion was $7.1 million.

     Subsequent to the merger date, in March and April 2003, the Company sold three shopping center assets aggregating 0.4 million square feet of GLA previously owned by JDN for approximately $7.8 million. The Company also sold three business center properties in April 2003 aggregating 0.4 million square feet of GLA for approximately $14.0 million. In addition, since announcing the merger with JDN, JDN sold eight shopping center assets for approximately $81.1 million through the merger date.

Financings:

     In January 2003, the Company entered into a $150 million secured financing for five years with interest at a coupon rate of 4.41%. In addition, the Company entered into two interest rate swaps aggregating $100 million, effectively converting floating rate debt into fixed rate debt with an effective weighted average coupon rate of 2.875% and a life of 1.75 years.

     In March 2003, the Company issued $180 million, 8.0% Preferred G depository shares each representing 1/10 of a preferred share. The proceeds from this offering were used to repay $75 million, 8.875% and $105 million, 9.0% Preferred Operating Partnership Units.

     In March 2003, in conjunction with the JDN merger, the Company entered into a $300 million bridge facility with Bank of America. This facility bears interest at LIBOR plus 1.0% and has a one-year term with two six month extension options.

     Developers Diversified Realty Corporation currently owns and manages approximately 400 retail properties in 44 states comprising over 85 million square feet of real estate under management. DDR is a self-administered and self-managed real estate investment trust (REIT) operating as a fully integrated real estate company which acquires, develops, leases and manages shopping centers.

     A copy of the Company’s Quarterly Supplemental Financial/Operational package is available to all interested parties upon written request at our corporate office to Michelle A. Mahue, Vice President of Investor Relations, Developers Diversified Realty Corporation, 3300 Enterprise Parkway, Beachwood, OH 44122 or on our Website which is located at http:/www.ddr.com.

     Developers Diversified Realty Corporation considers portions of this information to be forward-looking statements within the meaning of Section 27A of the Securities Exchange Act of 1933 and Section 21 E of the Securities Exchange Act of 1934, both as amended, with respect to the Company’s expectation for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward looking statements. There are a number of important factors that could cause the results of the Company to differ materially from those indicated by such forward-looking statements, including, among other factors, local conditions such as oversupply of space or a reduction in demand for real estate in the area, competition from other available space, dependence on rental income from real property or the loss of a major tenant. For more details on the risk factors, please refer to the Company’s Form on 10-K as of December 31, 2002.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(In thousands – except per share data)

	Three Month Period
	Ended March 31,

	2003	2002

Revenues:
Minimum rent (A)	$74,371	$60,701
Percentage and overage rents	1,185	907
Recoveries from tenants	19,773	15,554
Ancillary income	358	354
Other property related income	74	225
Management fee income	2,604	2,762
Development fees	329	505
Interest income	1,634	677
Other (B)	3,063	3,736

	103,391	85,421

Expenses:
Operating and maintenance	13,190	9,275
Real estate taxes	12,206	10,008
General and administrative (C)	7,724	6,488
Interest	19,083	18,939
Depreciation and amortization	20,038	21,004

	72,241	65,714

Income before equity in net income of joint ventures, minority equity interests, discontinued operations and gain on sales of real estate and real estate investments	31,150	19,707
Equity in net income of joint ventures (D)	10,099	6,726
Minority equity interests (E)	(3,064)	(5,604)

Income from continuing operations	38,185	20,829
Income from discontinued operations (F)	—	348

Income before gain on sales of real estate and real estate investments	38,185	21,177
Gain on sales of real estate and real estate investments	200	2,754

Net income	$38,385	$23,931

Net income, applicable to common shareholders	$26,510	$16,936

Funds From Operations (“FFO”):
Net income applicable to common shareholders	$26,510	$16,936
Depreciation and amortization of real estate investments	19,721	20,931
Equity in net income of joint ventures	(10,099)	(6,726)
Joint ventures’ FFO (D)	7,794	8,596
Minority equity interests (OP Units)	377	384
Original issuance costs associated with the Preferred OP Units redeemed (G)	4,990	—

FFO	$49,293	$40,121

Per share data:
Earnings per common share
Basic	$0.38	$0.28

Diluted	$0.37	$0.27

Dividends Declared	$0.41	$0.38

Funds From Operations – Basic (H)	$0.69	$0.65

Funds From Operations – Diluted (H)	$0.68	$0.64

Basic – average shares outstanding (thousands)	70,087	60,992

Diluted – average shares outstanding (thousands)	71,218	61,963

(A)	Increases in base and percentage rental revenues for the three month period ended March 31, 2003 as compared to 2002, aggregated $13.8 million consisting of $0.6 million related to leasing of core portfolio properties (an increase of 1.3% from 2002), $8.3 million from the acquisition of twelve shopping centers in 2002 and 2003, $4.7 million is attributed to the JDN merger and $0.6 million relating to developments and redevelopments. Additionally, an increase of $0.1 million relates to the business center properties. These amounts were offset by $0.5 million due to the transfer of one property to a joint venture in 2002. Included in the rental revenues for the three month period ended March 31, 2003 and 2002 is approximately $1.4 million and $1.1 million, respectively, of revenue resulting from the recognition of straight line rents.

(B)	Other income for the three month period ended March 31, 2003 and 2002 included approximately $0.3 million and $1.6 million, respectively, in lease termination revenue. Other income for the three month period ended March 31, 2003 includes approximately $2.4 million of income from the settlement of a call option relating to the MOPPRS debt assumed from JDN. Included in other income for the period ended March 31, 2003 and 2002 was approximately $0.4 million and $2.3 million, respectively, relating to the sale of certain option rights (2003) and the sale of development rights to the Wilshire project in Los Angeles, California in 2002.

(C)	General and administrative expenses include internal leasing salaries, legal salaries and related expenses associated with the releasing of space, which are charged to operations as incurred. For the three month periods ended March 31, 2003 and 2002, general and administrative expenses were approximately 4.6% and 4.2%, respectively, of total revenues, including joint venture revenues, for each period.

(D)	The following is a summary of the Company’s share of the combined operating results relating to its joint ventures (in thousands):

	Three month period
	ended March 31,

	2003 (b)	2002 (b)

Revenues from operations (a)	$64,107	$55,072

Operating expense	23,204	18,620
Depreciation and amortization of real estate investments	11,076	7,801
Interest expense	19,750	16,742

	54,030	43,163

Income from operations before gain on sale of real estate and real estate investments and tax expense	10,077	11,909
(Loss) gain on sale of real estate and real estate investments	(758)	5,452
Income from discontinued operations	130	2,539
Gain on sale of discontinued operations	35,690	10,641

Net income	$45,139	$30,541

DDR Ownership interests (b)	$10,437	$7,987

Funds From Operations from joint ventures are summarized as follows:
Net income	$45,139	$30,541
(Gain) on sale of real estate and real estate investments, including discontinued operations	(35,690)	(15,348)
Depreciation and amortization of real estate investments	11,411	9,115

	$20,860	$24,308

DDRC Ownership interests (b)	$7,794	$8,596

DDRC Partnership distributions received, net	$20,641	$23,644

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(In thousands – except per share data)

(a)	Revenues for the three month periods ended March 31, 2003 and 2002 included approximately $0.9 million and $1.0 million, respectively, resulting from the recognition of straight line rents of which the Company’s proportionate share is $0.3 million and $0.4 million, respectively.

(b)	At March 31, 2003 and 2002, the Company owned joint venture interests relating to 51 and 55 shopping center properties, respectively. In addition, at March 31, 2003 and 2002, respectively, the Company owned through its 25% owned joint venture, 88 and approximately 200 shopping center sites formerly owned by Service Merchandise.

The Company’s share of joint venture net income has been reduced by $0.4 million and $1.3 million for the three month periods ended March 31, 2003 and 2002, respectively, to reflect additional basis depreciation and the elimination of gain on sale in relation to a property acquired by the Company from a joint venture.

(E)	Minority Equity Interests are comprised of the following:

	Three Month Period
	Ended March 31,

	2003	2002

Minority interests	$451	$450
Preferred Operating Partnership Units	2,236	4,770
Operating Partnership Units	377	384

	$3,064	$5,604

(F)	The operating results relating to assets classified as discontinued operations are summarized as follows (in thousands):

Three Month Period
Ended March 31,
2002

Revenues	$1,106

Expenses:
Operating	312
Depreciation	298
Interest	148

758

$348

(G)	Represents original issuance costs from the $180 million of preferred operating partnership units issued in 1999 and 2000. These preferred units were redeemed in March 2003 with the proceeds from the issuance of the Preferred Class G shares. This represents a non-cash charge to net income available to common shareholders and is not an adjustment to net income. Moreover, this treatment is consistent with the Company’s redemption of previously redeemed preferred securities which did not reflect an adjustment to net income available to common shareholders.

(H)	For purposes of computing FFO per share (basic), the weighted average shares outstanding were adjusted to reflect the conversion, on a weighted average basis, of Operating Partnership Units (OP Units) outstanding at March 31, 2003 and 2002 into 0.9 million and 1.0 million common shares of the Company for the three month periods ended March 31, 2003 and 2002, respectively. The weighted average diluted shares and OP Units outstanding were 72.3 million and 63.0 million for the three month periods ended March 31, 2003 and 2002, respectively.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(In thousands)

Selected Balance Sheet Data:

	March 31, 2003	December 31, 2002

Assets:
Real estate and rental property:
Land	$800,712	$488,292
Buildings	2,641,600	2,109,675
Fixtures and tenant improvements	75,520	72,674
Land under development	17,059	20,028
Construction in progress	365,228	113,387

	3,900,119	2,804,056
Less accumulated depreciation	(428,702)	(408,792)

Real estate, net	3,471,417	2,395,264
Cash	26,356	16,371
Advances to and investments in joint ventures	301,998	258,610
Notes receivable	11,855	11,662
Receivables, including straight line rent	69,596	60,074
Other assets	38,537	34,871

	$3,919,759	$2,776,852

Liabilities:
Indebtedness:
Revolving credit facilities	$488,000	$446,000
Variable rate unsecured term debt	300,000	22,120
Unsecured debt	540,215	404,900
Mortgage and other secured debt	839,194	625,778

	2,167,409	1,498,798
Dividends payable	34,859	25,378
Other liabilities	128,144	92,070

	2,330,412	1,616,246
Minority interests	40,972	215,045
Shareholders’ equity	1,548,375	945,561

	$3,919,759	$2,776,852

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(in thousands)

Selected Balance Sheet Data (Continued):

Combined condensed balance sheets relating to the Company’s joint ventures are as follows:

	March 31,	December 31,
	2003	2002

Land	$406,579	$368,520
Buildings	1,267,881	1,219,947
Fixtures and tenant improvements	23,915	24,356
Construction in progress	108,080	91,787

	1,806,455	1,704,610
Accumulated depreciation	(150,178)	(153,537)

Real estate, net	1,656,277	1,551,073
Receivables, including straight line rent, net	51,171	64,642
Investment in joint ventures	13,855	12,147
Leasehold interests	26,376	26,677
Other assets	84,346	80,285

	$1,832,025	$1,734,824

Mortgage debt (a)	$1,176,196	$1,129,310
Notes and accrued interest payable to DDRC	94,375	106,485
Amounts payable to other partners	71,907	71,153
Other liabilities	77,007	61,898

	1,419,485	1,368,846
Accumulated equity	412,540	365,978

	$1,832,025	$1,734,824

(a)	The Company’s proportionate share of joint venture debt aggregated approximately $413.3 million and $387.1 million at March 31, 2003 and December 31, 2002, respectively.

Financial Summary

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2003

FINANCIAL HIGHLIGHTS	Three Month		Three Month
(In Thousands Except Per Share Information)	Period Ended		Period Ended	Year Ended December 31
	March 31		March 31
	2003		2002	2002	2001	2000	1999

FUNDS FROM OPERATIONS:
Net Income Applicable to Common Shareholders	$26,510		$16,936	$74,912	$65,111	$73,571	$60,135
Depreciation and Amortization of Real Estate Investments	$19,721		$20,931	$76,462	$63,200	$52,975	$51,497
Equity in Net Income From Joint Ventures	($10,099)		($6,727)	($32,769)	($17,010)	($17,072)	($20,621)
Equity in Net Income From Minority Equity Investment	$0		$0	$0	($1,550)	($6,224)	($6,453)
Joint Venture Funds From Operations	$7,794		$8,596	$44,473	$31,546	$30,512	$32,317
Minority Equity Investment Funds From Operations	$0		$0	$0	$6,448	$14,856	$12,965
Operating Partnership Minority Interest Expense	$377		$384	$1,450	$1,531	$4,126	$6,541
Non-Recurring & Extraordinary Charges	$4,990	(7)	$0	$0	$2,895	$0	$0
Loss (Gain) on Sales of Real Estate	$0		$0	$454	($16,688)	($23,440)	$1,664

FUNDS FROM OPERATIONS	$49,293		$40,121	$164,983	$135,482	$129,303	$138,044

PER SHARE INFORMATION:
Funds From Operations – Diluted	$0.68		$0.64	$2.50	$2.38	$2.19	$2.05
Net Income – Diluted	$0.37		$0.27	$1.16	$1.17	$1.31	$0.95
Cash Dividends	$0.41		$0.38	$1.52	$1.48	$1.44	$1.40
WEIGHTED AVERAGE SHARES AND OPERATING PARTNERSHIP UNITS, FFO	72,287		63,004	65,910	56,957	59,037	68,412
TOTAL MARKET CAPITALIZATION (1)	$4,770,307		$3,230,565	$3,460,243	$2,982,461	$2,490,917	$2,392,455
DEBT TO TOTAL MARKET CAPITALIZATION (1)	45.28%		36.83%	43.10%	43.87%	49.28%	48.15%
DEBT TO TOTAL UNDEPRECIATED ASSETS, INVESTMENTS, CASH & NOTES REC	50.95%		41.07%	48.26%	47.18%	47.82%	45.78%
DIVIDEND PAYOUT RATIO (1)	71.35	%(8)	61.92%	60.93%	62.53%	65.19%	66.45%
GEN. & ADMIN. EXPENSES AS A PERCENTAGE OF TOTAL REVENUES (2)	4.55%		4.24%	4.80%	4.25%	4.27%	4.09%
GENERAL AND ADMINISTRATIVE EXPENSES	$7,724		$6,480	$29,392	$24,175	$20,449	$17,774
REVENUES:
DDR Revenues	$103,391		$88,459	$360,778	$324,148	$285,416	$263,932
Joint Venture Revenues	$66,286		$64,481	$251,905	$244,663	$193,275	$170,714

TOTAL REVENUES (3)	$169,678		$152,940	$612,683	$568,811	$478,691	$434,646

NET OPERATING INCOME:
DDR Net Operating Income	$70,272		$63,198	$243,372	$224,889	$204,922	$194,263
Joint Venture Net Operating Income	$42,472		$42,913	$167,573	$166,545	$136,440	$119,544

TOTAL NET OPERATING INCOME (4)	$112,744		$106,111	$410,945	$391,433	$341,362	$313,807

REAL ESTATE AT COST:
DDR Real Estate at Cost	$3,899,181		$2,580,967	$2,804,056	$2,493,665	$2,161,810	$2,068,274
Joint Venture Real Estate at Cost (5)	$1,892,548		$1,874,139	$1,785,165	$1,862,515	$1,522,493	$1,441,322

TOTAL REAL ESTATE AT COST (6)	$5,791,729		$4,455,106	$4,589,221	$4,356,179	$3,684,302	$3,509,596

(1)	See Market Capitalization and Financial Ratio section for detail calculation.

(2)	The calculation includes joint venture revenues.

(3)	Includes revenues from discontinued operations.

(4)	Includes NOI associated with acquisitions, expansions and developments from completion date of said capital transactions.

(5)	Includes gross up of assets shown as equity investment in joint ventures.

(6)	Includes construction in progress (CIP) at Matrch 31, 2003 of $506.8 million (includes $124.5 million of CIP included in joint ventures, of which $68.6 million represents the Company’s proportionate share), and at December 31, 2002, 2001, 2000, 1999 CIP aggregated $237.8 million, $287.7 million, $305.4 million and $308.2 million, respectively.

(7)	Original issuance costs associated with redemption of Preferred Operating Partnership Units.

(8)	Includes the full dividend for shares issued in conjunction with the JDN merger, however, JDN operating results are only included in FFO subsequent to the merger date of 3/13/03. The recurring quarterly payout ratio is expected to approximate 60% for the remainder of 2003.

Financial Highlights 2.1

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2003

MARKET CAPITALIZATION & FINANCIAL RATIOS	Three Month
	Period Ended	Year Ended December 31
	March 31
	2003	2002	2001	2000	1999

DDR RATIO OF DEBT TO TOTAL MARKET CAP:
Total Debt	$2,160,098	$1,491,481	$1,308,301	$1,227,575	$1,152,051
Total Market Capitalization *	$4,770,307	$3,460,243	$2,982,461	$2,490,917	$2,392,455

	45.28%	43.10%	43.87%	49.28%	48.15%
DDR DEBT TO UNDEPRECIATED REAL ESTATE ASSETS, INVESTMENTS AND NOTES RECEIVABLE	50.95%	48.26%	47.18%	47.82%	45.78%

DDR, INCLUDING PROPORTIONATE SHARE OF JV DEBT, TOTAL MARKET CAPITALIZATION:
Total Debt *	$2,573,442	$1,878,575	$1,688,904	$1,550,398	$1,618,685
Total Market Capitalization *	$5,183,652	$3,847,336	$3,363,064	$2,813,740	$2,859,088

	49.65%	48.83%	50.22%	55.10%	56.62%
DDR & JV DEBT TO UNDEPRECIATED REAL ESTATE ASSETS, INVESTMENTS & NOTES RECEIVABLE	55.95%	54.20%	53.85%	54.54%	54.12%

INTEREST COVERAGE RATIO:
Interest Expense	$19,082	$77,208	$81,770	$77,030	$68,023
FFO Before Interest and Preferred Dividends *	$77,505	$287,586	$263,595	$248,896	$238,486

	4.06	3.72	3.22	3.23	3.51
DEBT SERVICE COVERAGE RATIO:
Debt Service *	$21,112	$83,958	$88,764	$82,103	$73,022
FFO Before Interest and Preferred Dividends *	$77,505	$287,586	$263,595	$248,896	$238,486

	3.67	3.43	2.97	3.03	3.27
FIXED CHARGES (INCLUDING PREFERRED DIVIDENDS) COVERAGE RATIO
Fixed Charges	$30,242	$129,353	$135,107	$124,666	$105,440
FFO Before Interest and Preferred Dividends *	$77,505	$287,586	$263,595	$248,896	$238,486

	2.56	2.22	1.95	2.00	2.26
DIVIDEND PAYOUT RATIO
Common Share Dividends and Operating Partnership Interest	$35,170	$100,531	$84,721	$84,297	$91,736
Funds From Operations	$49,293	$164,983	$135,482	$129,303	$138,044

	0.71 (1)	0.61	0.63	0.65	0.66

*	See Attached for Detail Calculation

(1)	Includes the full dividend for shares issued in conjunction with the JDN merger, however, JDN operating results are only included in FFO subsequent to the merger date of 3/13/03. The recurring quarterly payout ratio is expected to approximate 60% for the remainder of 2003.

Market Capitalization and Financial Ratios 2.2

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2003

	Three Month
	Period Ended	Year Ended December 31
	March 31
	2003	2002	2001	2000	1999

DDR TOTAL MARKET CAPITALIZATION
Common Shares Outstanding	84,988	66,609	59,455	54,880	59,504
Operating Partnership Units Outstanding	984	911	1,038	1,051	4,702

Total	85,971	67,520	60,493	55,932	64,206
Share Price	$24.1500	$21.9900	$19.1000	$13.3125	$12.8750

Market Value of Common Shares	$2,076,210	$1,484,762	$1,155,410	$744,592	$826,654
Preferred Shares at Book Value	$534,000	$304,000	$303,750	$303,750	$303,750
Preferred Units and Warrant	$0	$180,000	$215,000	$215,000	$110,000
Total Debt	$2,160,098	$1,491,481	$1,308,301	$1,227,575	$1,152,051

TOTAL MARKET CAPITALIZATION	$4,770,307	$3,460,243	$2,982,461	$2,490,917	$2,392,455

DDR TOTAL MARKET CAPITALIZATION – INCLUDING PROPORTIONATE SHARE OF JV DEBT
Common Shares Outstanding	84,988	66,609	59,455	54,880	59,504
Operating Partnership Units Outstanding	984	911	1,038	1,051	4,702

Total	85,971	67,520	60,493	55,932	64,206
Share Price	$24.1500	$21.9900	$19.1000	$13.3125	$12.8750

Market Value of Common Shares	$2,076,210	$1,484,762	$1,155,410	$744,592	$826,654
Preferred Shares at Book Value	$534,000	$304,000	$303,750	$303,750	$303,750
Preferred Units and Warrant	$0	$180,000	$215,000	$215,000	$110,000
Total Debt	$2,160,098	$1,491,481	$1,308,301	$1,227,575	$1,152,051
Proportionate Share of JV Debt	$413,345	$387,094	$380,604	$322,823	$466,633

TOTAL MARKET CAPITALIZATION	$5,183,652	$3,847,336	$3,363,064	$2,813,740	$2,859,088

Market Capitalization and Financial Ratios 2.2

Quarterly Financial Supplement
For the three months ended March 31, 2003

	Three Month
	Period Ended	Year Ended December 31
	March 31
	2003	2002	2001	2000	1999

UNDEPRECIATED REAL ESTATE ASSETS, CASH, INVESTMENTS & NOTES RECEIVABLE
Undepreciated Real Estate Assets	$3,899,181	$2,804,056	$2,493,665	$2,161,810	$2,068,274
Cash and Cash Equivalents	$26,357	$16,371	$19,070	$4,243	$5,992
Notes Receivable	$11,855	$11,662	$5,221	$4,824	$5,590
Advances and Investments in Joint Ventures	$301,999	$258,611	$255,327	$260,927	$299,176
Minority Equity Investment	$0	$0	$0	$135,028	$137,234

	$4,239,391	$3,090,699	$2,773,281	$2,566,831	$2,516,266

DDR & JV UNDEPRECIATED REAL ESTATE ASSETS, INVESTMENTS & NOTES RECEIVABLE
Undepreciated Real Estate Assets	$3,899,181	$2,804,056	$2,493,665	$2,161,810	$2,068,274
Notes Receivable or Proportionate Share Thereof	$40,477	$50,521	$22,000	$42,187	$70,025
Minority Equity Investment	$0	$0	$0	$135,028	$137,234
Proportionate Share of JV Undepreciated Real Estate Assets	$659,685	$611,224	$620,688	$503,902	$715,118

	$4,599,344	$3,465,801	$3,136,353	$2,842,926	$2,990,652

FUNDS FROM OPERATIONS BEFORE INTEREST AND PREFERRED DIVIDENDS
FFO	$49,293	$164,983	$135,482	$129,303	$138,044
Interest Expense	$19,082	$77,208	$81,770	$77,030	$68,023
Preferred Dividends, Including Preferred Operating Minority Interest	$9,130	$45,395	$46,343	$42,563	$32,419

	$77,505	$287,586	$263,595	$248,896	$238,486

DEBT SERVICE
Interest Expense	$19,082	$77,208	$81,770	$77,030	$68,023
Recurring Principal Amortization	$2,030	$6,750	$6,994	$5,073	$4,999

	$21,112	$83,958	$88,764	$82,103	$73,022

FIXED CHARGES
Debt Service	$21,112	$83,958	$88,764	$82,103	$73,022
Preferred Dividends, Including Preferred Operating Minority Interest	$9,130	$45,395	$46,343	$42,563	$32,419

	$30,242	$129,353	$135,107	$124,666	$105,440

Market Capitalization and Financial Ratios 2.2

$4.8 Billion Total Capitalization
as of March 31, 2003(1),(2),(3)

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2003

Significant Accounting Policies

Revenues
•	Percentage and overage rents are recognized after the tenants reported sales have exceeded the applicable sales breakpoint.

•	Revenues associated with tenant reimbursements are recognized in the period in which the expenses are incurred based upon the provision of tenants’ leases.

•	Lease termination fees are included in other income and recognized upon termination of a tenant’s lease, which generally coincides with the receipt of cash.

General and Administrative Expenses
•	General and administrative expenses include internal leasing salaries, legal salaries and related expenses associated with the leasing of space which are charged to operations as incurred. All indirect internal costs associated with acquisitions are expensed as incurred.

Deferred Financing Costs
•	Costs incurred in obtaining long-term financing are included in deferred charges and are amortized over the terms of the related debt agreements; such amortization is reflected as interest expense in the consolidated statements of operations.

Real Estate
•	Real estate assets are stated at cost less accumulated depreciation, which, in the opinion of management, is not in excess of the individual property’s estimated undiscounted future cash flows, including estimated proceeds from disposition.

•	Depreciation and amortization are provided on a straight-line basis over the estimated useful lives of the assets as follows:

Buildings Furniture/Fixtures and Tenant Improvements	18 to 31 years Useful lives, which approximate lease terms, where applicable

Significant Accounting Policies 2.4

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2003

Significant Accounting Policies (Continued)
•	Expenditures for maintenance and repairs are charged to operations as incurred. Renovations that improve or extend the life of the asset are capitalized.

•	Included in land is undeveloped real estate, generally outlots or expansion pads adjacent to the shopping centers and enclosed malls owned by the Company.

•	Construction in progress includes shopping center developments and significant expansions and re-developments.

Capitalization
•	The Company capitalizes interest on funds used for the construction or expansion of shopping centers. Capitalization of interest ceases when construction activities are completed and the property is available for occupancy by tenants.

•	For the three month period ended March 31, 2003 and the years ended December 31, 2002, 2001, 2000 and 1999, the Company capitalized interest of $2.0, $9.5 million, $12.9 million, $18.2 million and $13.4 million, respectively.

•	In addition, the Company capitalized certain construction administration costs of $1.4 million for the three month period ended March 31, 2003 and $4.5 million, $3.3 million, $3.2 million, $2.4 million for the years ended December 31, 2002, 2001, 2000 and 1999, respectively.

•	Interest and real estate taxes incurred during the construction period are capitalized and depreciated over the building life.

Gain on Sales of Real Estate
•	Gain on sales of real estate generally related to the sale of outlots and land adjacent to existing shopping centers is recognized at closing when the earnings process is deemed to be complete.

Significant Accounting Policies 2.4

Consolidated and Wholly Owned Financial Operations

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2003

Summary of Wholly Owned and Consolidated Capital Transactions

Acquisitions, Dispositions, Developments & Expansions
for the Three Month Period Ended March 31, 2003

	Three Months
	Ended		Year Ended		Year Ended	Year Ended	Year Ended
	March 31,		December 31,		December 31,	December 31,	December 31,
	2003		2002		2001	2000	1999

Acquisitions/Transfers	$1,084.5		$298.6	(3)	$289.3 (5)	$81.1 (6)	$78.3 (7)
Completed Expansions	2.4		8.0		13.7	13.6	43.3
Developments & Construction in Progress	11.3		66.4		72.9	81.2	75.6
Tenant Improvements & Building Renovations (1)	1.5		7.3		6.1	6.3	6.6
Furniture Fixtures & Equipment	0.8		2.3		2.5	0.4	5.3

	1,100.5		$382.6		$384.5	$182.6	$209.1
Less: Real Estate Sales & Joint Venture Transfers	(4.4	)(2)	($72.2	)(4)	($52.7)	($89.1)	($37.6)

Total DDR Additions (Millions)	1,096.1		$310.4		$331.8	$93.5	$171.5

(1)	The Company anticipates recurring capital expenditures, including tenant improvements, of approx. $6.5 million associated with its wholly owned and consolidated portfolio during 2003.

(2)	Includes the sale of Eckerd’s Drug Store at the Fayetteville, GA shopping center and the sale of three outparcels.

(3)	Includes transfers from joint ventures of the Independence, MO shopping center, Phase IV of the Salisbury, MD shopping center, Canton, OH shopping center, Plainville, CT shopping center, and San Antonio, TX shopping center to DDR.

(4)	Includes a transfer to joint ventures for the newly developed shopping center in Kildeer, Illinois, the sales of shopping centers located in Cape Coral, Florida, Huntsville, Alabama, Ocala, Florida, Orlando, Florida and St. Louis, Missouri, the sale of three outlots, and a write-off of $5.0 million relating to the former K-mart space at North Little Rock, Arkansas which is being redeveloped.

(5)	The balance reflects the consolidation of the assets formerly owned by American Industrial Properties (AIP) which was merged during 2nd quarter 2001.

(6)	Includes transfers to DDR in the aggregate amount of $76.7 million relating to the Nassau Pavilion development project, two former DDR/Oliver McMillan projects, and Phase II of the Salisbury, MD development project. All of which were previously accounted for through joint ventures.

(7)	Includes a transfer of the Everett development project to DDR and the Salem development project to DD Development Co.

Summary of Wholly Owned Capital Transactions 3.1

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2003

Wholly Owned and Consolidated Acquisitions
for the Three Month Period Ended March 31, 2003

		Cost	Acquisition
Property Location	GLA (1)	(Millions)	Date	Major Tenants

Gulfport, Mississippi	539,433	$44.9	01/31/03	TJ Maxx, Old Navy, Cinemark, Barnes & Noble, Office Depot, Circuit
				City, Goody’s, Academy Sports, Kirschman’s Furniture
				and PetSmart.

JDN Realty Corporation	23,036,437	$1,039.6	03/13/03	Portfolio of 102 operating and development properties located
				in 15 states.

Total	23,575,870	$1,084.5

(1)	GLA may include property managed, but not owned.

Wholly Owned and Consolidated Dispositions
for the Three Month Period Ended March 31, 2003

		Gross Sale
		Proceeds
Property Location	GLA	(Millions)	Sale Date

Fayetteville, GA	27,053	$3.1	3/27/2003

Total	27,053	$3.1

Wholly Owned Acquisitions and Dispositions 3.2

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2003

Wholly Owned and Consolidated
Expansion and Redevelopment Projects
for the Three Month Period Ended March 31, 2003

Projects Completed

N. Canton, OH	Expansion of existing Kohl’s space by approximately 20,000 sf and the addition of 7,000 sf of retail space.

Total Net Cost (Millions)	$2.4

Projects in Progress

Birmingham, AL	Retenanting the former Wal-Mart space with Lowe’s Home Improvement and adding a 45,600 sf expansion, which will include a Ross Dress for Less and Petco, both of which are currently under construction.

N. Little Rock, AR	Demolished the former Kmart space to rebuild for Bed, Bath & Beyond (opened 9/02), Sports Authority, and up to 35,200 sf of additional retail space.

Brandon, FL	Retenanting the former Scotty’s with 66,000 sf two story Kanes Furniture store.

Bayonet Point, FL	Relocation of three small shops for the expansion of existing Beall’s space by approximately 15,700 sf. Beall’s is currently under construction.

Tucker, GA	Expansion of existing center to include Washington Mutual Bank, EB Gameworks and an additional 5,600 sf of retail space

Fayetteville, NC	Expansion of existing center to include a Bed, Bath & Beyond and the creation of an additional 19,672 sf of retail space.

Aurora, OH	Expansion of the existing center to create a 38,000 sf Marquee Theatre.

Tiffin, OH	Retenanting the former Kmart with Marquee Theatre and 15,000 sf of additional retail space.

Riverdale, UT (North)	Retenanting the former Wal-Mart space with a Meier and Frank Department Store.

Taylorsville, UT	Redevelopment of the center, including the demolition of the former theater to rebuild a 35,000 sf 24 Hour Fitness (opened 12/02), and the relocation of several small retailers to accommodate a 30,200 sf Ross Dress for Less, which is under construction.

Total Net Cost (Millions)	$40.2

Projects to Commence Construction

Princeton, NJ	Expansion of the existing center to create an additional 76,800 sf of retail space.

Erie, PA	Expansion of the existing Kohl’s store to create an additional 20,250 sf.

Monaca, PA	Expansion of the existing center to create 38,000 sf Cinemark Theater and 6,160 sf of retail space

Wholly Owned Expansions and Redevelopments 3.2

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2003

Summary of Wholly Owned and Consolidated Development Projects
for the Three Month Period Ended March 31, 2003

				Substantial
			Net Cost	Completion
	GLA		(Millions)	Date	Major Tenants

Projects Substantially Completed

Fayetteville, AR	137,033		$10.2	1st Half	PetsMart, Kohl’s, Radio Shack, EB Game World,
				2003	Cingular Wireless.

Parker, CO	100,536		$17.3	1st Half	Office Depot, PetsMart, Hollywood Video, Starbucks, Noodles,
				2003	Wal-Mart, Home Depot, Panda Express, Fantastic Sam’s

Meridian (Boise), ID	733,051	(1)(2)	$64.3 (1)	2000	Phase I: Wal*Mart Supercenter, Shopko, Shepler’s, Bed Bath &
Phase I & II				(Phase I)	Beyond, Office Depot, Old Navy, Sportsman’s Warehouse, Ross
					Dress for Less, Marshalls, additional small
					retailers and restaurants.

				2nd Half	Phase II: 95,000 square feet of additional retail space.
				2003
				(Phase II)
Projects in Progress

Long Beach, CA (The Pike at	343,651		$113.4	2nd Half	CinemarkTheater, Gameworks, Carnival Club, Gladstones,
Rainbow Harbor) Phase I				2003	Outback Steakhouse, Island Burgers, Bubba Gump Shrimp,
				and 2004	California Pizza Kitchen.

Sacramento, CA	6,728		$1.4	2nd Half	Mattress Discounters and 3,200 sq. ft. of retail space
				2003

Aurora, CO	147,465		$27.0	1st Half	Wal-Mart, Home Depot, Bed, Bath & Beyond, Office Depot,
				2003	PetSmart, and 73,000 sq. ft of retail space

Parker South, CO	133,927		$14.4	2nd Half	Bed, Bath & Beyond, Gart Sports, Michael’s, Famous Footwear,
				2003	Lane Bryant, Kohl’s

Lithonia, GA	160,675		$15.8	2nd Half	Best Buy, Toys ’R Us, Bed, Bath & Beyond, Sam’s Club
				2003

McDonough, GA	61,000		$6.7	2nd Half	Deal$, Cracker Barrel, Lowe’s, Wal-Mart and 41,500 sf
				2003	of retail space

Overland Park, KS	91,845		$12.6	2004	Babies ’R Us, Home Depot, Sam’s Club, Aldi’s Grocery,
					Party City, Goodyear Tire, Bank of America

Chesterfield, MI	130,245		$15.0	2004	Petco and additional retail to be announced

Grandville, MI	212,891		$25.7	2nd Half	PetsMart, Shoe Carnival, Gander Mountain, Circuit City,
				2003	Linens ’N Things, Party City, Cost Plus, Lowe’s

Lansing, MI	165,869		$13.9	2004	Michael’s, Gander Mountain, Subway, Hallmark, Mattress Mall,
					Wal-Mart, Lowe’s

Wholly Owned Developments 3.2

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2003

Summary of Wholly Owned and Consolidated Development Projects
for the Three Month Period Ended March 31, 2003

			Substantial
		Net Cost	Completion
	GLA	(Millions)	Date	Major Tenants

Projects in Progress – cont’d

Coon Rapids (Minneapolis), MN	295,290	$38.2	1st Half	Phase I: Ulta 3 Cosmetics, Border’s, Maurice’s, Lane Bryant,
(Central Quadrant, adjacent to			2003	Sprint, PetsMart, additional small retailers and restaurants.
DDR’s existing property)			(Phase I)

			2004	Phase II: Casual Corner, Pier One, J.C. Penney
			(Phase II)

St. John’s, MO	92,019	$11.7	2nd Half	Shop ’N Save
			2003

Hamilton, NJ	487,647	$82.9	2nd Half	Wal-Mart, Lowe’s, BJ’s Wholesale, Kohl’s, Michaels, PetSmart,
			2003	Famous Footwear, Ross Dress for Less, Pier One,
				Linens ’N Things, Shop-Rite

Erie, PA	113,363	$8.7	2nd Half	Marshall’s, Bed, Bath & Beyond, Babies ’R Us,
			2003	H&R Block, Target

Frisco, TX	120,884	$9.0	2nd Half	Kohl’s, Great Clips
			2003

Irving, TX	319,976	$29.6	2004	Kohl’s, PetsMart, United Artist Theater, Wal-Mart, Sam’s Club

Mesquite, TX	197,460	$26.6	2nd Half	Michael’s, Linens ’N Things, Ross Dress for Less, Ultimate
			2003	Electronics, Dress Barn, Famous Footwear

Projects to Commence Construction

Fort Collins, CO	18,540	$8.1	2004	Wal-Mart and additional small shops

Norwood, MA	115,147	$7.2	2004	Lowe’s

St. Louis, MO	99,927	$13.1	2004	To be announced.

McKinney, TX (Phase II)	98,000	$6.4	2004	To be announced

Wholly Owned Development Totals	4,383,169	$579.4

Notes:

(1)	Meridian project costs and square footage are aggregated for Phase I and Phase II.

(2)	Includes square footage which will not be Company owned.

Wholly Owned Developments 3.2

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2003

Wholly Owned and Consolidated Development
Assets Placed in Service as of March 31, 2003

Assets Placed in Service
Date	(Millions)

As of December 31, 2002	$200.5
1st Quarter 2003	$14.7
2nd Quarter 2003	$43.5
3rd Quarter 2003	$50.0
4th Quarter 2003	$113.4
Thereafter	$157.3

Total	$579.4

Wholly Owned and Consolidated Development
Funding Schedule as of March 31, 2003

Funded as of March 31, 2003	$415.4
Projected Net Funding During 2003	$125.2	(1)
Projected Net Funding Thereafter	$38.8	(1)

Total	$579.4

(1)	Amount will be reduced by the additional proceeds to be obtained through the construction loans relating to the Aurora, Hamiton, Mesquite projects and proceeds from land sales.

Wholly Owned Development Delivery and Funding Schedules 3.2

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the three months ended March 31, 2003

Summary of Consolidated Debt
as of March 31, 2003

		Mortgage		Maturity	Interest
		Balance		Date	Rate (1)

SENIOR DEBT:
Unsecured Credit Facility:
$650 Million Revolving Credit Facility		473,000,000	(2)	05/05	2.399
$300 Million Revolving Credit Facility		300,000,000		03/04	2.270
Secured Credit Facility:
$30 Million Revolving Credit Facility		15,000,000		06/05	2.380

Total Credit Facility Debt		788,000,000
Public Debt:
Medium Term Notes	F	10,000,000		07/04	6.900
Medium Term Notes	F	5,000,000		07/04	6.940
Medium Term Notes	F	50,000,000	(3)	12/04	6.840
Medium Term Notes	F	1,000,000		11/05	7.280
Medium Term Notes	F	95,027,668	(4)	03/07	6.840
Medium Term Notes	F	10,000,000		07/07	6.950
Medium Term Notes	F	2,000,000		12/07	7.050
Medium Term Notes	F	99,876,267		01/08	6.625
Medium Term Notes	F	100,000,000		07/18	7.500
Unsecured Notes	F	75,000,000		08/04	6.800
Unsecured Notes	F	85,000,000		08/07	6.950

Total Public Debt		532,903,935
MORTGAGE DEBT:
Plainville, CT (TIF)	F	7,300,000		04/21	7.125
Bayonet Point, FL	F	5,327,208		08/06	9.750
Tupelo, MS	F	12,200,000		03/08	4.410
Jacksonville, FL	F	7,000,000		03/08	4.410
Lilburn, GA (Lowes)	F	11,482,069		02/18	6.700
Denver, CO (Univ Hills)	F	29,711,437		06/12	7.300
Henderson, TN	F	9,911,105		01/19	7.660
Brown Deer, WI	F	3,580,940		08/09	7.750
Richmond, KY (Carriage Gate)	F	5,611,317		12/03	7.630
Allentown, PA	F	19,653,734		06/21	6.950
Erie, PA	F	26,000,000		04/11	6.880
Erie, PA	F	3,000,000		04/11	6.880
Boardman, OH	F	27,000,000		04/11	6.880
Solon, OH	F	16,900,000		03/08	4.410
St. Louis, MO (Sunset)	F	35,000,000		04/11	6.880
St. Louis, MO (Brentwood)	F	26,000,000		04/11	6.880
Denver, CO (Centennial)	F	39,000,000		04/11	6.880
Cedar Rapids, IA	F	10,552,320		01/20	9.375
St. Louis, MO (Olympic)	F	4,046,505		08/07	9.150
St. Louis, MO (Gravois)	F	2,287,126		07/12	8.625
St. Louis, MO (Keller)	F	2,031,115		01/10	8.625
St. Louis, MO (Home Qtrs)	F	3,021,761		01/15	8.800
N. Charleston, SC	F	12,100,000		03/08	4.410
Mt. Pleasant, SC	F	5,840,998		04/03	8.250
Sault St. Marie, MI	F	4,032,771		05/07	8.375
Walker, MI	F	8,900,000		03/08	4.410
Detroit, MI	F	7,397,962		09/05	7.375
Mt. Pleasant, SC (GS II)	F	8,200,000		03/08	4.410
Meridian, ID (GS II)	F	26,500,000		03/08	4.410
Logan, UT	F	796,978		06/12	8.750
Riverdale, UT (North)	F	9,382,940		10/20	9.300
Salt Lake City, UT (Hermes)	F	536,192		08/04	5.900
Birmingham, AL (GS II)	F	28,700,000		03/08	4.410
Developers Diversified Realty Corporation

Summary of Consolidated Debt 3.3

Quarterly Financial Supplement
For the three months ended March 31, 2003

Summary of Consolidated Debt
as of March 31, 2003

		Mortgage		Maturity	Interest
		Balance		Date	Rate (1)

Brentwood, TN	F	15,714,332		04/03	3.040
Wilmington, NC	F	22,000,000		03/08	4.410
Berlin, VT	F	4,940,000		08/07	9.750
Brainerd, MN	F	280,000		02/05	6.800
Spring Hill, FL	F	4,847,843		09/19	9.750
West Pasco, FL	F	4,783,894		02/12	9.625
Princeton, NJ	F	26,603,210		03/27	8.262
Woodmont — Riverchase	F	8,180,763		01/13	5.500
Durham, NC	F	7,500,000		03/08	4.410
Bellefontaine, OH	F	2,690,619		12/16	7.500
Dublin, OH	F	9,877,200		09/06	8.375
Pickerington, OH	F	4,640,823		12/06	8.250
Dallas, TX (Beltline)	F	1,441,670		12/03	8.610
Houston, TX (Commerce Park)	F	1,834,050		12/03	8.610
Irving, TX (Gateway)	F	2,489,069		12/03	8.610
Arlington, TX (Meridian)	F	1,015,294		12/03	8.610
Dallas, TX (Northgate)	F	4,519,625		12/03	8.610
Houston, TX (Plaza Southwest)	F	2,947,582		12/03	8.610
Houston, TX (Westchase)	F	1,159,382		12/03	8.610
Dallas, TX (Carpenter)	F	28,759,890		01/08	7.250
Silver Springs, MD (Tech 29-1)	F	7,126,480		02/09	7.330
Silver Springs, MD (Tech 29-2)	F	3,612,450		09/06	9.050
Silver Springs, MD (Tech 29-3)	F	4,155,749		11/06	8.580
Everett, MA	V	29,000,000		12/03	3.150
Toledo, OH	V	23,000,000		06/03	2.500
Princeton, NJ	V	25,000,000		09/25	2.800
Independence, MO	V	27,500,000		03/06	2.800
N Canton, OH	V	15,280,658		09/08	2.800
Coon Rapids, MN	V	12,650,000		06/04	2.800
Mt. Laurel, NJ	V	12,350,000		06/04	2.800
San Antonio, TX	V	27,699,995		07/06	2.800
Fort Worth, TX; Lewisville, TX; Wichita, KS; Columbia, SC	V	54,800,000		01/04	2.550
Aurora, CO	V	3,860,966		09/04	2.650
St. John, MO	V	4,443,565		07/04	2.650
Mesquite, TX	V	13,484,061		04/04	2.650

Total Mortgage Debt		839,193,650

Total Debt		$2,160,097,585
Adjustment for Reverse Swap		$7,310,934	(5)

		$2,167,408,519

Weighted Average — Total				4.59 years	4.5%

Weighted Average — Fixed				6.64 years	6.4%

Weighted Average — Floating				2.37 years	2.5%

Notes:
F – Fixed Rate Debt
V – Variable Rate Debt
1.	Interest rate figures reflect coupon rates of interest and do not include discounts or premiums. Annualized deferred finance cost amortization is approximately $1.2 million, net.
2.	Senior debt of $100 million has been converted to a fixed rate of 6.24%. The remaining balance of $373 million is at the stated variable rate.
3.	Public debt of $40 million has been converted to a variable rate of 3.655%. The remaining balance of $10 million is at the stated fixed rate.
4.	Public debt of $60 million has been converted to a variable rate of 3.196%. The remaining balance of $34.7 million is at the stated fixed rate.
5.	Offset included in other assets.

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the three months ended March 31, 2003

Summary of Consolidated Mortgage Principal Payments
and Corporate Debt Maturities
as of March 31, 2003

	2003 Payments	2004 Payments	2005 Payments	2006 Payments	2007 Payments

PROPERTY MORTGAGES
Plainville, CT (TIF)
Bayonet Point, FL				5,327,208
Tupelo, MS	568,903	806,278	806,278	806,278	806,278
Jacksonville, FL	326,419	462,618	462,618	462,618	462,618
Lilburn, GA (Lowes)	914,553	1,219,404	1,219,404	1,219,404	1,219,404
Denver, CO (Univ Hills)	1,960,284	2,613,712	2,613,712	2,613,712	2,613,712
Henderson, TN	801,225	1,068,300	1,068,300	1,068,300	1,068,300
Brown Deer, WI	332,901	474,960	513,105	554,315	598,834
Richmond, KY (Carriage Gate)	5,611,317
Allentown, PA	1,424,220	1,898,961	1,898,961	1,898,961	1,898,961
Erie, PA
Erie, PA
Boardman, OH
Solon, OH	788,070	1,116,893	1,116,893	1,116,893	1,116,893
St. Louis, MO (Sunset)
St. Louis, MO (Brentwood)
Denver, CO (Centennial)
Cedar Rapids, IA	261,484	287,080	315,180	346,032	379,903
St. Louis, MO (Olympic)	278,781	306,037	335,244	367,239	2,826,678
St. Louis, MO (Gravois)	242,822	282,102	309,630	355,259	389,043
St. Louis, MO (Keller)	223,265	243,301	265,136	288,930	314,858
St. Louis, MO (Home Quarters)	148,087	162,287	177,159	193,393	211,116
N. Charleston, SC	564,240	799,669	799,669	799,669	799,669
Mt. Pleasant, SC	5,901,871
Sault St Marie, MI	837,837	910,763	989,529	1,079,405	418,186
Walker, MI	415,019	588,186	588,186	588,186	588,186
Detroit, MI	2,854,894	2,800,107	2,910,804
Mt. Pleasant, SC	382,377	541,924	541,924	541,924	541,924
Merridian, ID	1,190,284	1,751,341	1,751,341	1,751,341	1,751,341
Logan, UT	57,291	62,510	68,204	74,418	81,196
Riverdale, UT (North)	217,120	238,196	261,317	286,683	314,511
Salt Lake City, UT	428,333	206,663
Birmingham, AL	1,338,321	1,896,736	1,896,736	1,896,736	1,896,736
Brentwood, TN	15,882,559
Wilmington, NC	1,025,891	1,453,944	1,453,944	1,453,944	1,453,944
Berlin, VT					4,940,000
Brainerd, MN ( K-Mart)	135,000	140,000	75,000
Spring Hill, FL	139,964	154,238	169,966	187,299	206,399
West Pasco, FL
Princeton, NJ	303,278	323,399	357,990	389,156	423,036
Hoover, AL (Riverchase)	19,237
Durham, NC	349,735	495,662	495,662	495,662	495,662
Bellefontaine, OH	114,176	123,039	132,591	142,885	153,977

[Additional columns below]

[Continued from above table, first column(s) repeated]

	2008 Payments	2009 Payments	2010 Payments	2011 Payments	Thereafter	Total

PROPERTY MORTGAGES
Plainville, CT (TIF)					7,300,000	7,300,000
Bayonet Point, FL						5,327,208
Tupelo, MS	8,405,985					12,200,000
Jacksonville, FL	4,823,109					7,000,000
Lilburn, GA (Lowes)	1,219,404	1,219,404	1,219,404	1,219,404	812,284	11,482,069
Denver, CO (Univ Hills)	2,613,712	2,613,712	2,613,712	2,613,712	6,841,457	29,711,437
Henderson, TN	1,068,300	1,068,300	1,068,300	1,068,300	563,480	9,911,105
Brown Deer, WI	646,927	459,898				3,580,940
Richmond, KY (Carriage Gate)						5,611,317
Allentown, PA	1,898,961	1,898,961	1,898,961	1,898,961	3,037,826	19,653,734
Erie, PA				26,000,000		26,000,000
Erie, PA				3,000,000		3,000,000
Boardman, OH				27,000,000		27,000,000
Solon, OH	11,644,358					16,900,000
St. Louis, MO (Sunset)				35,000,000		35,000,000
St. Louis, MO (Brentwood)				26,000,000		26,000,000
Denver, CO (Centennial)				39,000,000		39,000,000
Cedar Rapids, IA	417,090	457,917	502,740	551,951	7,096,042	10,615,419
St. Louis, MO (Olympic)						4,113,979
St. Louis, MO (Gravois)	291,874	114,649	124,938	136,150	72,226	2,318,693
St. Louis, MO (Keller)	343,115	373,701	32,840			2,085,146
St. Louis, MO (Home Quarters)	230,462	251,581	274,635	299,802	1,109,192	3,057,714
N. Charleston, SC	8,337,084					12,100,000
Mt. Pleasant, SC						5,901,871
Sault St Marie, MI						4,235,721
Walker, MI	6,132,237					8,900,000
Detroit, MI						8,565,805
Mt. Pleasant, SC	5,649,927					8,200,000
Merridian, ID	18,304,352					26,500,000
Logan, UT	88,593	96,664	105,470	115,077	61,413	810,836
Riverdale, UT (North)	345,040	378,532	415,276	455,586	6,523,088	9,435,349
Salt Lake City, UT						634,996
Birmingham, AL	19,774,735					28,700,000
Brentwood, TN						15,882,559
Wilmington, NC	15,158,333					22,000,000
Berlin, VT						4,940,000
Brainerd, MN ( K-Mart)						350,000
Spring Hill, FL	227,447	250,642	276,201	304,368	3,690,046	5,606,570
West Pasco, FL					4,783,894	4,783,894
Princeton, NJ	453,799	499,373	542,848	590,108	22,801,248	26,684,235
Hoover, AL (Riverchase)					8,180,763	8,200,000
Durham, NC	5,167,617					7,500,000
Bellefontaine, OH	165,931	178,812	192,694	207,653	1,306,609	2,718,367

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the three months ended March 31, 2003

Summary of Consolidated Mortgage Principal Payments
and Corporate Debt Maturities
as of March 31, 2003 (con’t)

	2003 Payments		2004 Payments	2005 Payments	2006 Payments	2007 Payments

Dublin, OH	228,593		248,490	270,119	9,185,371
Pickerington, OH	185,769		201,688	218,971	4,079,415
Dallas, TX (Beltline)	1,482,794
Houston, TX (Commerce Park)	1,847,648
Irving, TX (Gateway)	2,507,523
Arlington, TX (Meridian)	1,022,805
Dallas, TX (Northgate)	4,553,134
Houston, TX (Plaza Southwest)	2,969,435
Houston, TX (Westchase)	1,167,977
Dallas, TX (Carpenter)	423,026		454,735	488,821	525,462	564,850
Silver Springs, MD (Tech 29-1)	136,295		145,270	157,949	170,095	183,176
Silver Springs, MD (Tech 29-2)	77,485		84,795	92,796	3,376,141
Silver Springs, MD (Tech 29-3)	442,601		442,601	442,601	2,482,177
Toledo, OH	23,000,000
Princeton, NJ (Nassau Pav)
Independence, MO					27,500,000
N. Canton, OH
San Antonio, TX					27,699,995
Fort Worth, TX; Lewisville, TX; Wichita, KS; Columbia, SC			54,800,000
Payments Made Through 03/31/03	-3,029,693

Total — Property Mortgages	83,055,151		79,805,890	25,265,740	101,324,506	28,719,391
CONSTRUCTION LOANS
$35.5 Million Construction Loan (National City Bank)	29,000,000	(1)
$25 Million Construction Loan (National City Bank)			25,000,000
Aurora, CO			3,860,966
St. John, MO			4,443,565
Mesquite, TX			13,484,061

Total — Construction Loans	29,000,000		46,788,592	0	0	0

[Additional columns below]

[Continued from above table, first column(s) repeated]

	2008 Payments	2009 Payments	2010 Payments	2011 Payments	Thereafter	Total

Dublin, OH						9,932,573
Pickerington, OH						4,685,843
Dallas, TX (Beltline)						1,482,794
Houston, TX (Commerce Park)						1,847,648
Irving, TX (Gateway)						2,507,523
Arlington, TX (Meridian)						1,022,805
Dallas, TX (Northgate)						4,553,134
Houston, TX (Plaza Southwest)						2,969,435
Houston, TX (Westchase)						1,167,977
Dallas, TX (Carpenter)	26,405,905					28,862,799
Silver Springs, MD (Tech 29-1)	195,898	6,172,722				7,161,405
Silver Springs, MD (Tech 29-2)						3,631,217
Silver Springs, MD (Tech 29-3)						3,809,981
Toledo, OH						23,000,000
Princeton, NJ (Nassau Pav)					25,000,000	25,000,000
Independence, MO						27,500,000
N. Canton, OH	15,280,658					15,280,658
San Antonio, TX						27,699,995
Fort Worth, TX; Lewisville, TX; Wichita, KS; Columbia, SC						54,800,000
Payments Made Through 03/31/03						-3,029,693

Total — Property Mortgages	155,290,853	16,034,868	9,268,019	165,461,072	91,879,568	763,405,059
CONSTRUCTION LOANS
$35.5 Million Construction Loan (National City Bank)						29,000,000
$25 Million Construction Loan (National City Bank)						25,000,000
Aurora, CO						3,860,966
St. John, MO						4,443,565
Mesquite, TX						13,484,061

Total — Construction Loans	0	0	0	0	0	75,788,592

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the three months ended March 31, 2003

Summary of Consolidated Mortgage Principal Payments
and Corporate Debt Maturities
as of March 31, 2003 (con’t)

	2003 Payments	2004 Payments		2005 Payments		2006 Payments	2007 Payments

DEBT OFFERINGS
Senior Notes		65,000,000		1,000,000			107,027,668
Unsecured Notes		75,000,000					85,000,000

Total — Debt Offerings	0	140,000,000		1,000,000		0	192,027,668
Total — Property Mortgages, Construction Loans & Debt Offerings	112,055,151	266,594,482		26,265,740		101,324,506	220,747,059
REVOLVING CREDIT FACILITIES
$650 Million Unsecured Credit (Bank One)				473,000,000	(2)
$300 Million Unsecured Credit (Bank of America)		300,000,000	(3)
$30 Million Revolving Credit (National City Bank)				15,000,000	(4)

Total — Debt	112,055,151	566,594,482		514,265,740		101,324,506	220,747,059

[Additional columns below]

[Continued from above table, first column(s) repeated]

	2008 Payments	2009 Payments	2010 Payments	2011 Payments	Thereafter	Total

DEBT OFFERINGS
Senior Notes	99,876,267				100,000,000	372,903,935
Unsecured Notes						160,000,000

Total — Debt Offerings	99,876,267	0	0	0	100,000,000	532,903,935
Total — Property Mortgages, Construction Loans & Debt Offerings	255,167,120	16,034,868	9,268,019	165,461,072	191,879,568	1,372,097,586

REVOLVING CREDIT FACILITIES
$650 Million Unsecured Credit (Bank One)						473,000,000
$300 Million Unsecured Credit (Bank of America)						300,000,000
$30 Million Revolving Credit (National City Bank)						15,000,000

Total — Debt	255,167,120	16,034,868	9,268,019	165,461,072	191,879,568	2,160,097,585

Notes:
(1)	Balance at March 31, 2002 on revolving construction credit facilities.
(2)	Balance at March 31, 2002 on $650 million revolving credit facility.
(3)	Balance at March 31, 2002 on $300 million revolving credit facility.
(4)	Balance at March 31, 2002 on $30 million revolving credit facility.

Joint Venture Summaries

Developers Diversified Realty
Quarterly Financial Supplement
For the quarter ended March 31, 2003

Joint Ventures (Combining Financial Information) (1)
(in millions)
Combining Balance Sheets
as of March 31, 2003

	RVIP III B		Community	Community Centers	Community Centers
	Deer Park, IL	RVIP VII	Centers	Four	Five

Real Estate Assets	$64.7	$285.5	$337.5	$41.8	$249.4
Accumulated Depreciation	(3.8)	(13.4)	(45.6)	(5.1)	(23.4)

Real Estate, net	60.9	272.1	291.9	36.7	226.0

Receivables, Net	1.3	5.5	14.7	1.3	8.2
Other assets	1.7	14.9	18.7	2.3	5.2

	$63.9	$292.5	$325.3	$40.3	$239.4

Mortgage Debt	$47.7	$139.5	$261.2	$30.0	$156.0
Amounts payable to DDRC	0.0	0.0	7.3	0.0	0.1
Other liabilities	0.8	23.1	4.5	0.1	3.7

	48.5	162.6	273.0	30.1	159.8
Accumulated equity (deficit)	15.4	129.9	52.3	10.2	79.6

	$63.9	$292.5	$325.3	$40.3	$239.4

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Community Centers	Community Centers	Community Centers
	Six	Seven	Eight	Merriam	Kildeer, IL

Real Estate Assets	$17.0	$15.6	$26.7	$48.9	$28.0
Accumulated Depreciation	(1.1)	(0.8)	(1.5)	(4.2)	(0.6)

Real Estate, net	15.9	14.8	25.2	44.7	27.4

Receivables, Net	0.2	0.4	1.0	2.2	0.5
Other assets	1.2	0.1	0.6	1.5	0.5

	$17.3	$15.3	$26.8	$48.4	$28.4

Mortgage Debt	$12.7	$10.0	$17.8	$33.5	$19.5
Amounts payable to DDRC	0.0	0.0	0.0	0.0	0.0
Other liabilities	0.3	0.2	0.7	1.1	0.6

	13.0	10.2	18.5	34.6	20.1
Accumulated equity (deficit)	4.3	5.1	8.3	13.8	8.3

	$17.3	$15.3	$26.8	$48.4	$28.4

Combining Statements of Operations
for the quarter ended March 31, 2003

	RVIP III B		Community	Community Centers	Community Centers
	Deer Park, IL	RVIP VII	Centers	Four	Five

Revenues from operations	$2.6	$8.6	$13.5	$1.4	$8.9
Rental operation expenses	0.8	2.9	3.7	0.5	2.7
Depreciation and amortization expense	0.4	1.5	2.0	0.2	1.5
Interest expense	0.9	2.3	4.0	0.3	2.6

	2.1	6.7	9.7	1.0	6.8

Income (loss) before gain on sale	0.5	1.9	3.8	0.4	2.1
Gain (loss) on sale of real estate	0.0	0.0	0.0	0.0	0.0
Discontinued operations	0.0	0.0	0.1	0.0	0.0
Gain on sale of discontinued operations	0.0	0.0	35.7	0.0	0.0

Net income (loss)	$0.5	$1.9	$39.6	$0.4	$2.1
DDR Ownership interest	24.75%	20%	20%	35%	50%

	$0.1	$0.4	$7.9	$0.1	$1.1
Amortization of basis differential	0.0	0.0	0.0	0.0	0.1

	$0.1	$0.4	$7.9	$0.1	$1.2

Funds From Operations (“FFO”):

Net income (loss)	$0.5	$1.9	$39.6	$0.4	$2.1
Depreciation of real property	0.4	1.5	2.3	0.2	1.5
Less gain on sale	0.0	0.0	(35.7)	0.0	0.0

	$0.9	$3.4	$6.2	$0.6	$3.6
DDR ownership interest	***	***	20%	35%	50%

DDR FFO	$0.2	$0.8	$1.2	$0.2	$1.8

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Community Centers	Community Centers	Community Centers
	Six	Seven	Eight	Merriam	Kildeer, IL

Revenues from operations	$0.8	$0.5	$1.1	$1.6	$1.0
Rental operation expenses	0.3	0.1	0.4	0.4	0.3
Depreciation and amortization expense	0.1	0.1	0.1	0.3	0.0
Interest expense	0.3	0.2	0.4	0.4	0.3

	0.7	0.4	0.9	1.1	0.6

Income (loss) before gain on sale	0.1	0.1	0.2	0.5	0.4
Gain (loss) on sale of real estate	0.0	0.0	0.0	0.0	0.0
Discontinued operations	0.0	0.0	0.0	0.0	0.0
Gain on sale of discontinued operations	0.0	0.0	0.0	0.0	0.0

Net income (loss)	$0.1	$0.1	$0.2	$0.5	$0.4
DDR Ownership interest	50%	50%	50%	50%	10%

	$0.1	$0.1	$0.1	$0.2	$0.0
Amortization of basis differential	0.0	0.0	0.0	0.0	0.0

	$0.1	$0.1	$0.1	$0.2	$0.0

Net income (loss)	$0.1	$0.1	$0.2	$0.5	$0.4
Depreciation of real property	0.1	0.1	0.1	0.3	0.0
Less gain on sale	0.0	0.0	0.0	0.0	0.0

	$0.2	$0.2	$0.3	$0.8	$0.4
DDR ownership interest	50%	50%	50%	50%	10%

DDR FFO	$0.1	$0.1	$0.2	$0.4	$0.0

1

Developers Diversified Realty
Quarterly Financial Supplement
For the quarter ended March 31, 2003

Joint Ventures (Combining Financial Information) (1)
(in millions)
Combining Balance Sheets
as of March 31, 2003

	Lennox Town	Sun Center	Dublin Village	Washington Park
	Center (2)	Limited (2)	(2)	(3)	Liberty Fair

Real Estate Assets	$21.1	$25.4	$29.7	$0.6	$31.9
Accumulated Depreciation	(2.8)	(4.6)	(11.8)	—	(11.1)

Real Estate, net	18.3	20.8	17.9	0.6	20.8

Receivables, Net	1.2	0.9	0.6	0.0	0.4
Other assets	1.0	0.5	0.5	0.0	1.3

	$20.5	$22.2	$19.0	$0.6	$22.5

Mortgage Debt	$19.3	$21.5	$19.0	$0.0	$20.2
Amounts payable to DDRC	0.0	0.0	0.0	0.0	8.9
Other liabilities	1.0	0.9	1.2	0.0	0.4

	20.3	22.4	20.2	0.0	29.5
Accumulated equity (deficit)	0.2	(0.2)	(1.2)	0.6	(7.0)

	$20.5	$22.2	$19.0	$0.6	$22.5

[Additional columns below]

[Continued from above table, first column(s) repeated]

		Leawood, KS		Salisbury,	Coon Rapids,
	DOTRS	(2)	Littleton, CO	MD	MN	Phoenix, AZ (2)

Real Estate Assets	$24.9	$61.3	$55.1	$2.1	$40.1	$27.5
Accumulated Depreciation	(3.1)	(8.7)	(1.2)	(0.1)	(1.7)	(3.6)

Real Estate, net	21.8	52.6	53.9	2.0	38.4	23.9

Receivables, Net	1.0	1.7	0.4	0.2	0.5	0.4
Other assets	(0.1)	2.5	(0.1)	0.2	7.4	1.7

	$22.7	$56.8	$54.2	$2.4	$46.3	$26.0

Mortgage Debt	$11.5	$53.2	$43.9	$1.9	$42.0	$17.8
Amounts payable to DDRC	0.0	0.0	6.6	0.2	0.0	0.0
Other liabilities	(0.4)	2.4	1.1	0.0	0.8	0.9

	11.1	55.6	51.6	2.1	42.8	18.7
Accumulated equity (deficit)	11.6	1.2	2.6	0.3	3.5	7.3

	$22.7	$56.8	$54.2	$2.4	$46.3	$26.0

Combining Statements of Operations
for the quarter ended March 31, 2003

	Lennox Town	Sun Center	Dublin Village	Washington Park
	Center (2)	Limited (2)	(2)	(3)	Liberty Fair

Revenues from operations	$1.1	$1.0	$0.7	$0.0	$0.9
Rental operation expenses	0.3	0.3	0.3	0.0	0.3
Depreciation and amortization expense	0.1	0.2	0.2	0.0	0.2
Interest expense	0.4	0.4	0.4	0.0	0.5

	0.8	0.9	0.9	0.0	1.0

Income (loss) before gain on sale	0.3	0.1	(0.2)	0.0	(0.1)
Gain (loss) on sale of real estate	0.0	0.0	0.0	0.0	0.0
Discontinued operations	0.0	0.0	0.0	0.0	0.0
Gain on sale of discontinued operations	0.0	0.0	0.0	0.0	0.0

Net income (loss)	$0.3	$0.1	($0.2)	$0.0	($0.1)
DDR Ownership interest	50%	79%	80%	50%	***

	$0.2	$0.1	($0.2)	$0.0	($0.1)
Amortization of basis differential	0.0	(0.1)	(0.1)	0.0	0.0

	$0.2	($0.0)	($0.3)	$0.0	($0.1)

Funds From Operations (“FFO”):
Net income (loss)	$0.3	$0.1	($0.2)	$0.0	($0.1)
Depreciation of real property	0.1	0.2	0.2	0.0	0.2
Less gain on sale	0.0	0.0	0.0	0.0	0.0

	$0.4	$0.3	$0.0	$0.0	$0.1
DDR ownership interest	50%	79%	80%	50%	***

DDR FFO	$0.2	$0.2	$0.0	$0.0	$0.1

[Additional columns below]

[Continued from above table, first column(s) repeated]

		Leawood, KS		Salisbury,	Coon Rapids,
	DOTRS	(2)	Littleton, CO	MD	MN	Phoenix, AZ (2)

Revenues from operations	$0.9	$2.9	$2.3	$0.1	$1.6	$1.4
Rental operation expenses	0.3	1.0	0.6	0.1	0.5	0.3
Depreciation and amortization expense	0.1	1.7	0.3	0.0	0.3	0.2
Interest expense	0.1	1.1	0.6	0.0	0.7	0.3

	0.5	3.8	1.5	0.1	1.5	0.8

Income (loss) before gain on sale	0.4	(0.9)	0.8	0.0	0.1	0.6
Gain (loss) on sale of real estate	0.0	0.0	0.0	0.0	0.0	0.0
Discontinued operations	0.0	0.0	0.0	0.0	0.0	0.0
Gain on sale of discontinued operations	0.0	0.0	0.0	0.0	0.0	0.0

Net income (loss)	$0.4	($0.9)	$0.8	$0.0	$0.1	$0.6
DDR Ownership interest	50%	50%	50%	50%	25%	67%

	$0.2	($0.5)	$0.4	$0.0	$0.0	$0.4
Amortization of basis differential	0.0	(0.1)	0.0	0.0	0.0	0.0

	$0.2	($0.6)	$0.4	$0.0	$0.0	$0.4

Net income (loss)	$0.4	($0.9)	$0.8	$0.0	$0.1	$0.6
Depreciation of real property	0.1	1.7	0.3	0.0	0.3	0.2
Less gain on sale	0.0	0.0	0.0	0.0	0.0	0.0

	$0.5	$0.8	$1.1	$0.0	$0.4	$0.8
DDR ownership interest	50%	50%	50%	50%	25%	67%

DDR FFO	$0.3	$0.4	$0.6	$0.0	$0.1	$0.5

2

Developers Diversified Realty
Quarterly Financial Supplement
For the quarter ended March 31, 2003

Joint Ventures (Combining Financial Information) (1)
(in millions)
Combining Balance Sheets
as of March 31, 2003

		Service	Jefferson County,	Round Rock,	Sansone Group /
	Pasadena, CA	Merchandise (4)	MO	TX - Land (3)	DDRC LLC	DD Dev Co (5)

Real Estate Assets	$114.3	$153.4	$5.1	$1.6	$0.7	$9.4
Accumulated Depreciation	(0.6)	(0.6)	(0.1)	0.0	0.0	(0.7)

Real Estate, net	113.7	152.8	5.0	1.6	0.7	8.7

Receivables, Net	0.7	1.6	0.1	0.3	1.1	4.8
Other assets	5.6	33.6	0.1	1.3	4.6	13.2

	$120.0	$188.0	$5.2	$3.2	$6.4	$26.7

Mortgage Debt	$85.0	$78.6	$2.3	$0.0	$0.0	$2.3
Amounts payable to DDRC	0.0	0.9	2.9	1.1	0.0	14.1
Other liabilities	3.1	91.2	0.1	0.0	0.7	8.3

	88.1	170.7	5.3	1.1	0.7	24.7
Accumulated equity (deficit)	31.9	17.3	(0.1)	2.1	5.7	2.0

	$120.0	$188.0	$5.2	$3.2	$6.4	$26.7

[Additional columns below]

[Continued from above table, first column(s) repeated]

					Suwanee, GA
	DD Dev Co II (6)	Opelika, AL (3)	Jackson, MS (3)	Monroe, LA (3)	(7)	Total

Real Estate Assets	$47.8	$0.5	$5.2	$1.7	$32.0	$1,806.5
Accumulated Depreciation	0.0	0.0	0.0	0.0	0.0	(150.2)

Real Estate, net	47.8	0.5	5.2	1.7	32.0	1,656.3

Receivables, Net	0.0	0.0	0.0	0.0	0.0	51.2
Other assets	4.2	0.0	0.0	0.0	0.3	124.5

	$52.0	$0.5	$5.2	$1.7	$32.3	$1,832.0

Mortgage Debt	$0.0	$0.0	$1.2	$0.0	$28.7	$1,176.3
Amounts payable to DDRC	52.1	0.0	0.0	0.0	0.0	94.2
Other liabilities	1.9	0.0	0.1	0.0	0.2	149.0

	54.0	0.0	1.3	0.0	28.9	1,419.5
Accumulated equity (deficit)	($2.0)	0.5	3.9	1.7	3.4	412.5

	$52.0	$0.5	$5.2	$1.7	$32.3	$1,832.0

Combining Statements of Operations
for the quarter ended March 31, 2003

		Service	Jefferson County,	Round Rock,	Sansone Group /
	Pasadena, CA	Merchandise (4)	MO	TX - Land (3)	DDRC LLC	DD Dev Co (5)

Revenues from operations	$3.6	$3.4	$0.1	$0.0	$3.1	$0.9

Rental operation expenses	1.2	2.9	0.1	0.0	2.6	0.3
Depreciation and amortization expense	0.6	0.6	0.1	0.0	0.0	0.2
Interest expense	0.9	2.4	0.0	0.0	0.0	0.2

	2.7	5.9	0.2	0.0	2.6	0.7

Income (loss) before gain on sale	0.9	(2.5)	(0.1)	0.0	0.5	0.2
Gain (loss) on sale of real estate	0.0	(0.8)	0.0	0.0	0.0	0.0
Discontinued operations	0.0	0.0	0.0	0.0	0.0	0.0
Gain on sale of discontinued operations	0.0	0.0	0.0	0.0	0.0	0.0

Net income (loss)	$0.9	($3.3)	(0.1)	$0.0	$0.5	$0.2
DDR Ownership interest	25%	25%	50%	50%	***	*****

	$0.2	($0.8)	$0.0	$0.0	$0.2	$0.2
Amortization of basis differential	0.0	0.0	0.0	0.0	(0.2)	0.0

	$0.2	($0.8)	$0.0	$0.0	$0.0	$0.2

Funds From Operations (“FFO”):
Net income (loss)	$0.9	($3.3)	(0.1)	$0.0	$0.5	$0.2
Depreciation of real property	0.6	0.6	0.1	0.0	0.0	0.2
Less gain on sale	0.0	0.0	0.0	0.0	0.0	0.0

	$1.5	($2.7)	$0.0	$0.0	$0.5	$0.4
DDR ownership interest	25%	25%	50%	50%	***	*****

DDR FFO	$0.4	($0.7)	$0.0	$0.0	$0.2	$0.4

[Additional columns below]

[Continued from above table, first column(s) repeated]

					Suwanee, GA
	DD Dev Co II (6)	Opelika, AL (3)	Jackson, MS (3)	Monroe, LA (3)	(7)	Total

Revenues from operations	$0.0	$0.0	$0.0	$0.0	$0.2	$64.2

Rental operation expenses	0.0	0.0	0.0	0.0	0.0	23.2
Depreciation and amortization expense	0.0	0.0	0.0	0.0	0.0	11.0
Interest expense	0.0	0.0	0.0	0.0	0.1	19.8

	0.0	0.0	0.0	0.0	0.1	54.0

Income (loss) before gain on sale	0.0	0.0	0.0	0.0	0.1	10.2
Gain (loss) on sale of real estate	0.0	0.0	0.0	0.0	0.0	(0.8)
Discontinued operations	0.0	0.0	0.0	0.0	0.0	0.1
Gain on sale of discontinued operations	0.0	0.0	0.0	0.0	0.0	35.7

Net income (loss)	$0.0	$0.0	$0.0	$0.0	$0.1	$45.2
DDR Ownership interest	*****	11%	50%	50%	49%

	$0.0	$0.0	$0.0	$0.0	$0.1	$10.5
Amortization of basis differential	0.0	0.0	0.0	0.0	0.0	(0.4)

	$0.0	$0.0	$0.0	$0.0	$0.1	$10.1

Net income (loss)	$0.0	$0.0	$0.0	$0.0	$0.1	$45.2
Depreciation of real property	0.0	0.0	0.0	0.0	0.0	11.3
Less gain on sale	0.0	0.0	0.0	0.0	0.0	(35.7)

	$0.0	$0.0	$0.0	$0.0	$0.1	$20.8
DDR ownership interest	*****	11%	50%	50%	49%

DDR FFO	$0.0	$0.0	$0.0	$0.0	$0.1	$7.8

Developers Diversified Realty
Quarterly Financial Supplement
For the quarter ended March 31, 2003
_______________________________________________________________________________________________________

(1)  Amounts may differ slightly from actual results, due to rounding.

(2)  Asset values reflect historical cost basis due to acquisition of partnership interest (i.e. does not reflect step up in basis).

(3)  Represents undeveloped land.

(4)  The Company owns a 25% economic interest in a joint venture that acquired the designation rights to real estate assets owned and controlled by Service Merchandise. Tax expense, if applicable, is reflected at DD Development Co. II.

(5)  The Company owns a 95% economic interest in DD Development Co. (a C-Corp.). This entity holds various LLC interests in the following projects owned through the Prudential Retail Value Fund: three retail sites formerly occupied by Best Products acquired from Metropolitan Life, an equity investment in a portfolio of six retail properties in Kansas City, KS (balance sheet and income statement shown below) and an equity investment in a 440,000 square foot redevelopment project in Long Beach, CA (balance sheet and income statement shown below).

Combining Balance Sheets
as of March 31, 2003

	RVIP VI	RVIP III
	Kansas City	Long Beach	Total

Real Estate Assets	$32.8	$53.3	$86.1
Accumulated Depreciation	(2.5)	(0.4)	(2.9)

Real Estate, net	30.3	52.9	83.2

Receivables, Net	0.8	1.2	2.0
Other assets	1.5	0.8	2.3

	$32.6	$54.9	$87.5

Mortgage Debt	$20.1	$29.4	$49.5
Amounts payable to DDRC	0.0	0.0	0.0
Other liabilities	0.6	0.4	1.0

	20.7	29.8	50.5
Accumulated equity (deficit)	11.9	25.1	37.0

	$32.6	$54.9	$87.5

Combining Statements of Operations
for the quarter ended March 31, 2003

	RVIP VI	RVIP III
	Kansas City	Long Beach	Total

Revenues from operations	$1.1	$1.3	$2.4
Rental operation expenses	0.5	0.5	1.0
Depreciation and amortization expense	0.1	0.2	0.3
Interest expense	0.4	0.2	0.6

	1.0	0.9	1.9

Income (loss) before gain on sale	0.1	0.4	0.5
Gain (loss) on sale of real estate	0.0	0.0	0.0
Discontinued operations	0.0	0.0	0.0
Gain on sale of discontinued operations	0.0	0.0	0.0

Net income (loss)	$0.1	$0.4	$0.5
DDR Ownership interest	24.75%	24.75%

	$0.0	$0.1	$0.1

Funds From Operations (“FFO”):

Net income (loss)	$0.1	$0.4	$0.5
Depreciation of real property	0.1	0.2	0.3
Less gain on sale	0.0	0.0	0.0

	$0.2	$0.6	$0.8
DDR ownership interest	24.75%	24.75%

DDR FFO	$0.0	$0.1	$0.1

(6)  The Company owns a 95% economic interest in DD Development Co. II (a C-Corp.). This entity has an interest in a retail site under development in Long Beach, CA and a note receivable secured by certain real estate, which were received in settlement of advances made to DDR OliverMcMillan.

(7)  The Company purchased the remaining interests in this property on April 1, 2003.

***See Section 4.2, Joint Venture Summaries, discussing respective ownership percentage, as ownership percentage may have changed during the year, or the promoted interest is in effect.

*****See footnote (5) and (6) discussing respective ownership percentage.

Developers Diversified Realty
Quarterly Financial Supplemental
For the three months ended March 31, 2003

Joint Venture Investment Summary

Joint Venture Name:	RVIP IIIB/DDRC P&M Deer Park Town Center, LLC
Date Formed:	September 2000
Property Name/Location:	Deer Park, IL
Major Tenants:	Eddie Bauer	Pottery Barn
	Talbots	Coldwater Creek
	Restoration Hardware	J. Crew
	Abercrombie & Fitch	Pier One Imports
	GAP	Banana Republic
	Barnes & Noble	Chico’s

Partnership Structure DDRC P&M Deer Park Town Center, LLC

Ownership Percentage:	50% — RVIP IIIB
50% — Poag & McEwen Lifestyle Centers, LLC (Development Partner)
(No equity contributions at this partnership level)

Cash Flow Distribution:	50% — RVIP IIIB
50% — Poag & McEwen Lifestyle Centers, LLC

RVIP IIIB

Equity Contribution:	1% — Coventry Real Estate Partners
24.75% — DDR
74.25% — Prudential Real Estate Investors (PREI)

Cash Flow Distribution:	1% — Coventry Real Estate Partners
24.75% — DDR
74.25% — Prudential Real Estate Investors
Up to a leveraged 10% preferred return on equity

Promote (current):	33% Coventry Real Estate Partners (79% owned by DDR) once limited partners have received a 10% preferred return and return of equity

Fees to DDR
Management Fee:	2%
Development Fee:	1% of hard costs for all improvements
Asset Management Fee:	..4% of gross asset cost (DDR’s pro-rata share of Coventry’s .5% fee)
Leasing Fees:	N/A

Capital Structure (in millions)
DDRC	$3.8
Prudential	11.3
Coventry	0.3

Total Capital	$15.4

Debt	$47.7

Total Debt & Equity	$63.1

Developers Diversified Realty
Quarterly Financial Supplemental
For the three months ended March 31, 2003

Joint Venture Investment Summary

Joint Venture Name:	Retail Value Investment Program VII LLC
Date Formed:	November 2000
Property Name/Location:	The joint venture consists of the following ten properties:

	Meridian Village — Bellingham, WA		Valley Central Shopping Center — Lancaster, CA
	San Diego Factory Outlet — San Ysidro, CA		Cameron Park Place — Cameron Park, CA
	La Manchu Shopping Center — Fullerton, CA		Downtown Pleasant Hill — Pleasant Hill, CA
	Olympiad Plaza — Mission Viejo, CA		Richmond City Center — Richmond, CA
	Plaza at Puente Hills — City of Industry, CA		Puget Park Shopping Center — Everett, WA

Major Tenants:	Office Depot	Michael’s
	Home Depot	Staples
	IKEA	Albertson’s
	Circuit City	Bed, Bath & Beyond
	Wal-Mart	K-Mart
	Toys “R” Us	Payless Drug
	Cinemark	Marshalls

Partnership Structure
Equity Contribution:	1% — Coventry Real Estate Partners
20% — DDR
79% — Prudential Real Estate Investors (PREI)

Cash Flow Distribution:	1% — Coventry Real Estate Partners
20% — DDR
79% — Prudential Real Estate Investors
Up to a leveraged 11% return on equity (10% year one, 10.5% year two, 11% thereafter)

Promote (current):	(i) Pro rata in proportion to the member’s invested capital until the members have received, on a cumulative basis, an amount equal to the preferred return, (ii) 75% to all members in proportion to their invested capital and 25% to Coventry Real Estate Partners (79% owned by DDR) until DDR and PREI have been allocated, on a cumulative basis, an amount equal to a 15% return, (iii) 70% to all members in proportion to their invested capital and 30% to Coventry until DDR and PREI have been allocated, on a cumulative basis, an amount equal to a 20% return, and (iv) 65% to all members pro rata in proportion to their ownership percentages and 35% to Coventry.

Fees to DDR
Management Fee:	3.20%
Development Fee:	N/A
Asset Management Fee:	..63% (DDR’s pro-rata share of Coventry’s .8% fee)
Leasing Fees (without co-broker):	5% on new leases on years 1-5; 2.5% on years 6-10 (spaces < 15,000 square feet)
4% on new leases on years 1-5; 2% on years 6-10 (spaces > 15,000 square feet)
3% on new leases on years 1-5; 1.5% on years 6-10 (ground leases)
Renewals earn 50% of fees on new leases

Capital Structure (in millions)
DDR	$26.4
PREI	102.4
Coventry	1.1

Total Capital	$129.9

Debt	$139.5

Total Debt & Equity	$269.4

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2003

Joint Venture Investment Summary

Joint Venture Name:	Community Centers, L.L.C. (One, Two, Three, Shoppers World and Community I)
Date Formed:	November, 1995
Property Name/Location:	The joint ventures consist of the following six properties:

Carillon Place — Naples, FL	Perimeter Pointe — Atlanta, GA
Town Center Prado — Marietta, GA	Woodfield Village Green — Schaumburg, IL
Shopper’s World — Framingham, MA	Fairfax Towne Center — Fairfax, VA

Major Tenants:	A.C. Moore Babies ‘R Us Barnes & Noble Bed Bath & Beyond Best Buy Bobs Borders Books Circuit City Container Store Costco (not owned) Crunch Fitness DSW Shoe Warehouse	Expo Design Center General Cinema Jordan Marsh/Federated Kohl’s L.A. Fitness Sports Clubs Linens ‘N Things Marshalls Michael’s Nordstrom Rack Off 5th Office Depot OfficeMax	Publix Ross Dress for Less Safeway Service Merchandise Sports Authority St. Joseph’s Hospital Stein Mart TJ Maxx Tower Records Toys ‘R Us United Artists Theatre Winn Dixie

Partnership Structure
Equity Contribution:	20% — DDR
80% — DRA Advisors

Cash Flow Distribution:	20% — DDR
80% — DRA Advisors

Fees to DDR
Management Fee:	3.5% of gross retail income
Development Fee:	5% of hard costs for all improvements
Leasing Fees:	5% on new leases, 3% on renewals
Commission on Outparcel Sales:	10% of net sales price

Capital Structure (in millions)
DDR	$10.4
DRA Advisors	41.8

Total Capital	$52.2

Debt	$261.2

Total Debt & Equity	$313.4

(1)  Carmel Mountain Plaza located in San Diego, CA was sold on March 28, 2003.

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2003

Joint Venture Investment Summary

Joint Venture Name:	DDRA Community Centers Four, L.P.
Date Formed:	January, 1997
Property Name/Location:	La Plaza Del Norte — San Antonio, TX
Major Tenants:	Beall’s
Best Buy
DSW Shoe Warehouse
OfficeMax
Oshman’s Sporting Goods
Ross Stores

Partnership Structure
Equity Contribution:	35% — DDR
65% — DRA Advisors

Cash Flow Distribution:	35% — DDR
65% — DRA Advisors

Fees to DDR
Management Fee:	3.5% of gross retail income excluding recoveries
Development Fee:	5% of hard costs for all improvements
Leasing Fees:	5% on new leases, 3% on renewals
Commission on Outparcel Sales:	10% of net sales price

Capital Structure (in millions)
DDR	$3.5
DRA Advisors	6.6

Total Capital	$10.1

Debt	$30.0

Total Debt & Equity	$40.1

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2003

Joint Venture Investment Summary

Joint Venture Name:	DDRA Community Centers Five, L.P.
Date Formed:	September, 1998
Property Name/Location:	The joint venture consists of the following six properties:

	Foothills Towne Center — Ahwatukee, AZ	Maple Grove Crossing — Maple Grove, MN
	Arrowhead Crossing — Phoenix, AZ	Tanasbourne Town Center — Portland, OR
	Eagan Promenade — Eagan, MN	Eastchase Market — Fort Worth, TX

Major Tenants:	AMC Theatre Ashley Homestores Babies ‘R Us Barnes & Noble Bassett Furniture Bed Bath & Beyond Byerly’s Circuit City Comp USA Cub Foods (not owned) Ethan Allen (not owned) Famous Footwear	Gander Mountain Haggan’s Kohl’s Department Linens ‘N Things Mac Frugal’s Mervyn’s (not owned) Michael’s MJ Designs Nordstrom Rack (not owned) Office Depot Office Depot (not owned) OfficeMax	Old Navy Oshman’s Sporting Goods Petco Petsmart Pier One Ross Dress for Less Staples Stein Mart Target (not owned) TJ Maxx Toys ‘R Us (not owned) United Artists Theatre

Partnership Structure
Equity Contribution:	50% — DDR
50% — DRA Advisors

Cash Flow Distribution:	50% — DDR
50% — DRA Advisors

Fees to DDR
Management Fee:	3.5% of gross retail income
Development Fee:	5% of hard costs for all improvements
Leasing Fees:	5% on new leases, 3% on renewals
Commission on Outparcel Sales:	10% of net sales price

Capital Structure (in millions)
DDR	$39.8
DRA Advisors	39.8

Total Capital	$79.6

Debt	$156.0

Total Debt & Equity	$235.6

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2003

Joint Venture Investment Summary

Joint Venture Name:	DDRA Community Centers Six, L.P.
Date Formed:	March, 1999
Property Name/Location:	Clocktower Place — St. Louis, MO
Major Tenants:	Dierberg’s Marketplace
Office Depot
TJ Maxx

Partnership Structure
Equity Contribution:	50% — DDR
50% — DRA Advisors

Cash Flow Distribution:	50% — DDR
50% — DRA Advisors

Fees to DDR
Management Fee:	50% of 3.5% of gross retail income
Development Fee:	5% of hard costs for all improvements
Leasing Fees:	5% on new leases, 3% on renewals
Commission on Outparcel Sales:	10% of net sales price

Capital Structure (in millions)
DDR	$2.2
DRA Advisors	2.2

Total Capital	$4.4

Debt	$12.7

Total Debt & Equity	$17.1

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2003

Joint Venture Investment Summary

Joint Venture Name:	DDRA Community Centers Seven, L.P.
Date Formed:	October, 1999
Property Name/Location:	Ahwatukee Foothills Towne Center (Phase IV) — Phoenix, AZ
Major Tenants:	Best Buy
JoAnn, Etc.

Partnership Structure
Equity Contribution:	50% — DDR
50% — DRA Advisors

Cash Flow Distribution:	50% — DDR
50% — DRA Advisors

Fees to DDR
Management Fee:	3.5% of gross retail income
Development Fee:	5% of hard costs for all improvements
Leasing Fees:	5% on new leases, 3% on renewals
Commission on Outparcel Sales:	10% of net sales price

Capital Structure (in millions)
DDR	$2.6
DRA Advisors	2.6

Total Capital	$5.2

Debt	$10.0

Total Debt & Equity	$15.2

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2003

Joint Venture Investment Summary

Joint Venture Name:	DDRA Community Centers Eight, L.P.
Date Formed:	February, 2000
Property Name/Location:	Deer Valley Towne Center — Phoenix, AZ
Major Tenants:	Michael’s
OfficeMax
Petsmart
Ross Stores
AMC Theatres (not owned)
Target (not owned)

Partnership Structure
Equity Contribution:	50% — DDR
50% — DRA Advisors

Cash Flow Distribution:	50% — DDR
50% — DRA Advisors

Fees to DDR
Management Fee:	3.5% of gross retail income
Development Fee:	5% of hard costs for all improvements
Leasing Fees:	5% on new leases, 3% on renewals
Commission on Outparcel Sales:	10% of net sales price

Capital Structure (in millions)
DDR	$4.1
DRA Advisors	4.1

Total Capital	$8.2

Debt	$17.8

Total Debt & Equity	$26.0

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2003

Joint Venture Investment Summary

Joint Venture Name:	Merriam Town Center Ltd.
Date Formed:	October, 1996
Property Name/Location:	Merriam Town Center — Merriam, KS
Major Tenants:	Cinemark	OfficeMax
	Dick’s Sporting Goods	Petsmart
	Hen House	Home Depot (not owned)
Marshalls

Partnership Structure
Equity Contribution:	50% — DDR
50% — DRA Advisors

Cash Flow Distribution:	50% — DDR
50% — DRA Advisors

Fees to DDR
Management Fee:	3.5% of gross retail income
Development Fee:	5% of hard costs for all improvements
Leasing Fees:	5% on new leases, 3% on renewals
Commission on Outparcel Sales:	10% of net sales price

Capital Structure (in millions)
DDR	$6.9
DRA Advisors	6.9

Total Capital	$13.8

Debt	$33.5

Total Debt & Equity	$47.3

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2003

Joint Venture Investment Summary

Joint Venture Name:	DDRA Kildeer LLC
Date Formed:	March 28, 2002
Property Name/Location:	The Shops at Kildeer — Kildeer, IL
Major Tenants:	Bed, Bath & Beyond
Circuit City
Cost Plus
Old Navy

Partnership Structure
Equity Contribution:	10% — DDR
90% — DRA Advisors

Cash Flow Distribution:	10% — DDR
90% — DRA Advisors

Promote:	After the partners have received distributions
equal to their capital contributed, plus a
preferred return of 15%, then the Company will
receive 35% up to a preferred return of 20%,
then 50% of remaining cash after a 20% preferred
return has been achieved.

Fees to DDR
Management Fee:	3.5% of gross income
Development Fee:	5% of hard costs for all improvements
Leasing Fees:	5% on new leases, 3% on renewals
Commission on Outparcel Sales:	10% of net sales price

Capital Structure (in millions)
DDR	$0.8
DRA Advisors	7.4

Total Capital	$8.2

Debt	$19.5

Total Debt & Equity	$27.7

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2003

Joint Venture Investment Summary

Joint Venture Name:	Lennox Town Center Limited
Date Formed:	February, 1998
Property Name/Location:	Lennox Town Center Shopping Center — Columbus, OH
Major Tenants:	AMC Theatres Lennox 24
Barnes & Noble
Staples
Target

Partnership Structure
Equity Contribution:	50% — DDR
50% — Casto Properties

Cash Flow Distribution:	50% — DDR
50% — Casto Properties

Fees to DDR
Management Fee:	1.312% of all rent
Development Fee:	N/A
Leasing Fees:	N/A
Commission on Outparcel Sales:	N/A

Capital Structure (in millions)
DDR	$0.1
Casto Properties	0.1

Total Capital	$0.2

Debt	$19.3

Total Debt & Equity	$19.5

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2003

Joint Venture Investment Summary

Joint Venture Name:	Sun Center Limited
Date Formed:	February, 1998
Property Name/Location:	Sun Center — Columbus, OH
Major Tenants:	Babies ‘R Us
Big Bear
Michael’s
Rhodes Furniture
Staples
Stein Mart

Partnership Structure
Equity Contribution:	79.45% — DDR
20.55% — Casto Properties

Cash Flow Distribution:	79.45% — DDR
20.55% — Casto Properties

Fees to DDR
Management Fee:	1.312% of all rent
Development Fee:	N/A
Leasing Fees:	N/A
Commission on Outparcel Sales:	N/A

Capital Structure (in millions)
DDR	$(0.2)
Casto Properties	—

Total Capital (1)	$(0.2)

Debt	$21.5

Total Debt & Equity	$21.3

(1)  Basis differentials occur primarily when the Company has purchased an interest in existing joint ventures at fair market values which differ from their proportionate share of the historical net assets of the joint ventures.

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2003

Joint Venture Investment Summary

Joint Venture Name:	Continental Sawmill Limited Partnership
Date Formed:	February, 1998
Property Name/Location:	Dublin Village Center — Columbus, OH
Major Tenant:	AMC Theatre

Partnership Structure
Equity Contribution:	80.012% — DDR
19.988% — Casto Properties

Cash Flow Distribution:	80.012% — DDR
19.988% — Casto Properties

Fees to DDR
Management Fee:	1.312% of all rent
Development Fee:	N/A
Leasing Fees:	N/A
Commission on Outparcel Sales:	N/A

Capital Structure (in millions)
DDR	$(0.6)
Casto Properties	(0.1)

Total Capital (1)	$(0.7)

Debt	$19.0

Total Debt & Equity	$18.3

(1)  Basis differentials occur primarily when the Company has purchased an interest in existing joint ventures at fair market values which differ from their proportionate share of the historical net assets of the joint ventures.

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2003

Joint Venture Investment Summary

Joint Venture Name:	Liberty Fair Mall Associates
Date Formed:	January, 1993
Property Name/Location:	Liberty Fair Mall — Martinsville, VA
Major Tenants:	Belk/Leggetts	Kroger
	Goody’s	OfficeMax
	J.C. Penney	Sears

Partnership Structure
Equity Contribution:	50% — DDR
50% — The Lester Group

Cash Flow Distribution:	50% — DDR
50% — The Lester Group

Fees to DDR
Management Fee:	3% major tenants/5% retail tenants
Development Fee:	N/A
Leasing Fees:	5% on new leases/3% on renewals
Commission on Outparcel Sales:	N/A

Capital Structure (in millions)
DDR	$(3.5)
The Lester Group	(3.5)

Total Capital (1)	$(7.0)

Debt	$20.2

Total Debt & Equity	$13.2

(1)  Basis differentials occur primarily when the Company has purchased an interest in existing joint ventures at fair market values which differ from their proportionate share of the historical net assets of the joint ventures.

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2003

Joint Venture Investment Summary

Joint Venture Name:	DOTRS LLC
Date Formed:	September, 1996
Property Name/Location:	Macedonia Commons — Macedonia, Ohio

Major Tenants:	First National Supermarkets
Kohl’s Department Store
Wal-Mart (not owned)

Partnership Structure
Equity Contribution:	50% — DDR
50% — The State Teachers Retirement Board of Ohio

Cash Flow Distribution:	50% — DDR
50% — The State Teachers Retirement Board of Ohio

Fees to DDR
Management Fee:	5% of gross retail income
Development Fee:	5% of hard costs for all improvements
Leasing Fees:	5% on new leases, 3.5% on renewals
Commission on Outparcel Sales:	N/A

Capital Structure (in millions)
DDR	$5.8
The State Teachers Retirement Board	5.8

Total Capital	$11.6

Debt	$11.5

Total Debt & Equity	$23.1

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2003

Joint Venture Investment Summary

Joint Venture Name:	Town Center Plaza, L.L.C.
Date Formed:	December, 1998
Property Name/Location:	Town Center Plaza — Leawood, KS
Major Tenant:	Barnes & Noble

Partnership Structure
Equity Contribution:	50% — DDR
50% — Poag & McEwen

Cash Flow Distribution:	50% — DDR
50% — Poag & McEwen

Fees to DDR
Management Fee:	5% of 40% of gross retail income
Development Fee:	N/A
Leasing Fees:	N/A

Capital Structure (in millions)
DDR	$0.6
Poag & McEwen	0.6

Total Capital	$1.2

Debt	$53.2

Total Debt & Equity	$54.4

(1)  DDR acquired Poag & McEwen’s 50% interest in Town Center Plaza on April 4, 2003.

Developers Diversified Realty
Quarterly Financial Supplemental
For the three months ended March 31, 2003

Joint Venture Investment Summary

Joint Venture Name:	DDR P&M Aspen Grove Lifestyle Center Properties LLC
Date Formed:	April 2001
Property Name/Location:	Littleton, CO
Major Tenants:	Ann Taylor	William Sonoma
	The Bombay Company	Coldwater Creek
	Chico’s	Eddie Bauer
	Casual Corner	Talbots
	GAP	Victoria’s Secret
	Banana Republic	Pottery Barn

Partnership Structure
Equity Contribution:	50% — DDR
50% — Poag & McEwen Lifestyle Center — Littleton LLC

Cash Flow Distribution:	50% — DDR
50% — Poag & McEwen Lifestyle Center — Littleton LLC

Fees to DDR
Management Fee:	1.40%
Financing Fee:	1% of construction loan balance
Development Fee:	1% of hard costs and architectural & engineering
Leasing Fees:	N/A

Capital Structure (in millions)
DDRC	$1.3
Poag & McEwen	1.2

Total Capital	$2.6

Payable to DDR	$6.6

Debt	$43.9

Total Debt & Equity	$53.1

Developers Diversified Realty
Quarterly Financial Supplemental
For the three months ended March 31, 2003

Joint Venture Investment Summary

Joint Venture Name:	DDRC PDK Salisbury Phase III LLC
Date Formed:	March 2001
Property Name/Location:	Salisbury, MD
Major Tenants:	Rugged Warehouse
Famous Footwear
Dress Barn

Partnership Structure
Ownership Percentage:	50% — DDR
50% — PDK Commons Phase III L.C.

Cash Flow Distribution:	50% — DDR
50% — PDK Commons Phase III L.C.

Fees to DDR
Management Fee:	4%
Development Fee:	$.75 psf of leasehold improvements
Leasing Fees:	N/A

Capital Structure (in millions)

Capital Structure (in millions)
DDR	$0.15
PDK Salisbury LLC	0.15

Total Capital	$0.3

Payable to DDR	$0.2

Debt	$1.9

Total Debt & Equity	$2.4

Developers Diversified Realty
Quarterly Financial Supplemental
For the three months ended March 31, 2003

Joint Venture Investment Summary

Joint Venture Name:	DLA Ventures LLC
Date Formed:	September 1999
Property Name/Location:	Coon Rapids, MN (Phase I — Outer Ring)
Major Tenants:	Costco (not owned)
Sears
Kohl’s
JoAnn Etc.
Linens ‘N Things
Best Buy
Old Navy
Sportman’s Warehouse

Partnership Structure
Equity Contribution:	75% — Lubert-Adler Real Estate Fund (DLA)
25% — DDR

Cash Flow Distribution:	75% — Lubert-Adler Real Estate Fund
25% — DDR

Fees to DDR
Management Fee:	4%
Development Fee:	$1,699,336 (40% at 09/30/99 and remainder payable ratably)
Leasing Fees:	N/A

Capital Structure (in millions)
DLA	$2.6
DDR	0.9

Total Capital	$3.5

Debt	$42.0

Total Debt & Equity	$45.5

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2003

Joint Venture Investment Summary

Joint Venture Name:	Shea and Tatum Associates Limited Partnership
Date Formed:	January 1, 1995 (acquired January 2, 2003)
Property Name/Location:	Paradise Village Gateway — Phoenix, AZ
Major Tenants:	Albertson’s
Bed Bath & Beyond
Petsmart
Ross
Staples

Partnership Structure
Equity Contribution:	67% — DDR
33% — Churchill Family Trust

Cash Flow Distribution:	67% — DDR
33% — Churchill Family Trust

Fees to DDR
Management Fee:	5% of gross income
Development Fee:	5% of total costs for all improvements (excluding land)
Leasing Fees (without co-broker):	$3.50 per square foot for spaces < 5,000 square feet
$3.00 per square foot for spaces 5,000 — 10,000 square feet
$2.50 per square foot for spaces 10,000 — 25,000 square feet
$2.00 per square foot for spaces 25,000 — 50,000 square feet
$1.50 per square foot for spaces over 50,000 square feet
Renewals earn 50% of fees on new leases
5.0% on new ground leases on years 1-5
Commission on Outparcel Sales:	5% of gross sales price

Capital Structure (in millions)
DDR	$4.9
Churchill Family Trust	2.4

Total Capital	$7.3

Debt	$17.8

Total Debt & Equity	$25.1

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2003

Joint Venture Investment Summary

Joint Venture Name:	Paseo Colorado Holdings LLC
Date Formed:	January 14, 2003
Property Name/Location:	Paseo Colorado — Pasadena, CA

Major Tenants:	DSW Shoe Warehouse
Equinox Health & Fitness
Gelson’s Market
Macy’s
Pacific Theaters

Partnership Structure
Equity Contribution:	25% — DDR
75% — Lehman Brothers

Cash Flow Distribution:	25% — DDR
75% — Lehman Brothers

Promote:	After DDR and Lehman Brothers receive a return of equity and both partners have been allocated an amount equal to a 19% annual return, DDR will receive 50% of available proceeds.

Fees to DDR
Management Fee:	3.5% of gross income
Development Fee:	3.5% of total costs for all improvements (excluding land)
Leasing Fees:	6.0% on new leases on years 1-5; 3.0% on remainder of term (spaces < 5,000 square feet)
4.5% on new leases on years 1-5; 2.25% on remainder of term (spaces 5,000 — 10,000 square feet)
3.5% on new leases on years 1-5; 1.75% on remainder of term (spaces 10,000 — 20,000 square feet)
3.0% on renewals on years 1-5; 1.5% on remainder of term (spaces < 5,000 square feet)
2.25% on renewals on years 1-5; 1.125% on remainder of term (spaces 5,000 — 10,000 square feet)
1.75% on renewals on years 1-5; 1.0% on remainder of term (spaces 10,000 — 20,000 square feet)
$2.00 per square foot (spaces > 20,000 square feet) on new leases and renewals
Commission on Outparcel Sales:	6.0% of gross sales price up to $500,000
5.0% of gross sales price over $500,000 but less than $1,000,000
4.0% of gross sales price over $1,000,000

Capital Structure (in millions)
DDR	$8.0
Lehman Brothers	23.9

Total Capital	$31.9

Debt	$85.0

Total Debt & Equity	$116.9

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2003

Joint Venture Investment Summary

Joint Venture Name:	KLA/SM L.L.C.
Date Formed:	March 2002
Property Name/Location:	The Joint Venture consists of the designation rights to approximately 205 properties and leasehold interests owned by the Service Merchandise Company, Inc. These properties are located in 33 states across the United States. The Joint Venture holds the designation rights to these assets until approximately April 30, 2003. During the designation period the Joint Venture is responsible for all applicable carrying costs and may assign, sell or reject these assets at any time. At the end of the designation period, a new company to be formed between Service Merchandise and the Joint Venture will obtain title to all assets not rejected, sold or assigned and assume the debt relating to those assets.

Partnership Structure
Equity Contribution:	24.63% — DDR
12.32% — Klaff Realty, L.P.
61.58% — Lubert-Adler Funds
1.47% — Random Properties Acquisition Corp I

Cash Flow Distribution:	24.63% — DDR
12.32% — Klaff Realty, L.P.
61.58% — Lubert-Adler Funds
1.47% — Random Properties Acquisition Corp I

Once all partners receive a return of all equity, plus a 12% preferred return thereon, plus $43 million, Service Merchandise will be entitled to share 20% of the excess. The remaining proceeds will be distributed in accordance with the percentages noted.

Promote:	Once all partners have received a return of all equity, plus a 10% preferred return thereon, DDR will receive 35% of available proceeds.

Fees to DDR
Management Fees:	3.0% of gross revenues
Development Fees:	4.5% of hard costs for all improvements for all retail tenant leases
1.5% of hard costs for all non-retail or furniture leases
Leasing Fees:	$0.94 per square foot for all retail tenant leases
$0.31 per square foot for all non-retail or furniture leases
Disposition Fees:	..75% of gross sales price for all sales to retail purchasers
..25% of gross sales price for all sales to non-retail or furniture purchasers

Capital Structure (in millions)
DDR	$19.8
Klaff	9.8
Lubert-Adler	49.1
Random Properties Acquisition Corp. I	1.4

Total Capital	$80.1

Payable to DDR	$0.9

Existing Debt	$78.6

Maximum Debt Assumption	$9.0	(1)

Total Debt & Equity	$168.6

(1)  Represents the maximum amount of debt that could be assumed by the Joint Venture at the end of the designation period.

Developers Diversified Realty
Quarterly Financial Supplemental
For the three months ended March 31, 2003

Joint Venture Investment Summary

Joint Venture Name:	Jefferson County Plaza LLC
Date Formed:	July 1999
Property Name/Location:	Arnold, MO
Major Tenants:	Target (not owned)
Home Depot (not owned)
Shoe Carnival
Sally Beauty Supply
Deal$

Partnership Structure
Equity Contribution:	50% — DDR
50% — The Sansone Group (50% owned by DDR)

Cash Flow Distribution:	50% — DDR
50% — The Sansone Group

Fees to DDR
Management Fee:	1.50%
Development Fee:	NA
Leasing Fees:	2.5% of gross base rent plus reimbursables on new leases; 1.75% on renewals

Capital Structure (in millions)
DDRC	$(0.05)
The Sansone Group	(0.05)

Total Capital	$(0.1)

Payable to DDR	$2.9

Debt	$2.3

Total Debt & Equity	$5.1

Developers Diversified Realty
Quarterly Financial Supplemental
For the three months ended March 31, 2003

Joint Venture Investment Summary

Joint Venture Name: Date Formed: Property Name/Location:	DDR Markaz LLC (Kuwaiti Financial Centre) May 2003 The joint venture consists of the following seven properties:

	Hilltop Plaza — Richmond, CA	Highland Grove Shopping Center — Highland, IN
	Derby Square — Grove City, OH	Springfield Commons Shopping Center — Toledo, OH
	Oviedo Park — Oviedo, FL	Apple Blossom Corners — Winchester, VA
North Pointe Plaza — Tampa, FL

Major Tenants:	Babies R Us (not owned)	Lowe’s (not owned)
	Barnes & Noble	Marshalls
	Bed Bath & Beyond	Martin’s Food Store
	Big Bear	Michael’s
	Books-A-Million	OfficeMax
	Borders Books (not owned)	Old Navy
	Century Theatre	Petsmart
	Circuit City	Publix
	Gander Mountain	Ross Dress for Less
	Jewel (not owned)	Target (not owned)
	Kohl’s	T.J. Maxx
	Linens ’N Things	Wal-mart (not owned)

Partnership Structure
Equity Contribution:	80% — Kuwait Financial Centre S.A.K. and Bank of Bahrain and Kuwait B.S.C. (dba as “Markaz”)
20% — DDR

Cash Flow Distribution:	80% — Markaz
20% — DDR

Promote (current):	(i) Pro rata in proportion to DDR and Markaz equity interest until both have been allocated an amount equal to a 12% annual return, and (ii) 20% to DDR and 80% to DDR and Markaz in proportion to their equity interest.

Fees to DDR
Property Management Fee:	4.0% of revenues
Development Fee:	5.0% of total costs for all improvements
Asset Management Fee:	5.5% of net operating income
Leasing Fees (without co-broker):	6.0% on new leases on years 1-5; 3.0% on remainder of term (spaces < 5,000 square feet)
5.0% on new leases on years 1-5; 2.5% on remainder of term (spaces 5,000 — 10,000 square feet)
4.0% on new leases on years 1-5; 2.0% on remainder of term (spaces 10,000 — 20,000 square feet)
$2.00 per square foot (spaces > 20,000 square feet)
4.0% on new leases on years 1-5; 2.0% on years 6-10 (ground leases)
Renewals earn 50% of fees on new leases
Commission on Outparcel Sales:	6.0% of gross sales price up to $500,000
5.0% of gross sales price $500,000 — $1,000,000
4.0% of gross sales price over $1,000,000

Capital Structure (in millions)
DDR	$11.9
Markaz	47.4

Total Capital	$59.3

Debt	$110.0

Total Debt & Equity	$169.3

Joint Venture Financial Operations

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2003

Summary of Joint Venture Capital Transactions

Acquisitions, Dispositions, Developments & Expansions
for the Three Month Period Ended March 31, 2003

	Three
	Months Ended		Year Ended		Year Ended		Year Ended		Year Ended
	March 31,		December 31,		December 31,		December 31,		December 31,
	2003		2002		2001		2000		1999

Acquisitions/Transfers	$181.2		$53.0		$213.1		$91.2	(6)	$96.5	(8)
Completed Expansions	1.9		9.0		2.3		6.2		3.3
Developments & Construction in Progress	16.3		48.6		103.7		114.7		169.0
Tenant Improvements & Building Renovations(1)	0.2		1.6		4.9		1.9		1.5
Other Real Estate Investments	0.0		161.8	(3)	0.0		0.0		0.0
Minority Equity Investment in AIP	0.0		0.0		(135.0	)(5)	(2.2)		42.2

	$199.6		$274.0		$189.0		$211.8		$312.5
Less: Real Estate Sales and Dispositions	($97.8	)(2)	($361.4	)(4)	($16.9)		($115.9	)(7)	($26.5	)(9)

Joint Venture Totals (Millions)	$101.8		($87.4)		$172.1		$95.9		$286.0

(1)  The Company estimates recurring capital expenditures, including tenant improvements, of $1.6 million associated with its joint venture portfolio during 2003.

(2)  Includes the sale of a shopping center located San Diego, CA, sales of nine Service Merchandise locations, the disposition of a shopping center in Dayton, OH and the rejection of a e of the Service Merchandise locations.

(3)  Amount represents the net cost of assets acquired from Service Merchandise pursuant to the designation rights agreement.

(4)  Includes transfers to DDR in the aggregate amounts of $58.7 million, $38.7 million, $25.6 million and $30.6 million relating to shopping centers in Plainville, CT, Independence, MO, Canton, OH and San Antonio, TX, respectively. This amount also includes sales of shopping centers in Denver, CO; Hagerstown, MD; Salem, NH, Eatontown, NJ, Durham, NC and Round Rock, TX and the sales of outlot parcels in Round Rock, TX and San Antonio, TX.

(5)  The balance reflects the consolidation of the assets formerly owned by American Industrial Properties (AIP) during 2nd quarter 2001.

(6)  Includes transfers from DDR to joint ventures in the aggregate amount of $39.6 million relating to a development project in San Antonio, TX, a transfer of a Phoenix, AZ property, and the outparcel land at Round Rock, TX.

(7)  Includes transfers to DDR in the aggregate amount of $76.7 million relating to the Nassau Pavillion development project, two former DDR/Oliver McMillan projects, and Phase II of the Salisbury, MD development project. All of which were previously accounted for through joint ventures.

(8)  Includes a transfer of $20.4 million from DDR relating to the development project in Coon Rapids, MN and the transfer of the 13 remaining Best Products sites from the Retail Value Fund, which had an aggregate cost basis of $43.9 million at December 31, 1999.

(9)  Includes a transfer of the Everett development project to DDR and the Salem development project to DD Development Co.

Summary of Joint Venture Capital Transactions   5.1

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2003

Joint Venture Development
Assets Placed in Service as of March 31, 2003

	Assets Placed	DDR's Current
	in Service	Proportionate Share
Date	(Millions)	(Millions)

As of December 31, 2002	$38.3	$10.1
1st Quarter 2003	$1.9	$0.5
2nd Quarter 2003	$6.3	$1.6
3rd Quarter 2003	$7.2	$1.9
4th Quarter 2003	$24.3	$3.8
During 2004 and Thereafter	$18.7	$4.7

Total	$96.7	$22.6

Joint Venture Development
Funding Schedule as of March 31, 2003

	DDR's	JV Partners'	Proceeds from
	Proportionate	Proportionate	Construction
	Share	Share	Loans	Total
	(Millions)	(Millions)	(Millions)	(Millions)

Funded as of March 31, 2003	$8.4	$18.3	$52.2	$78.9
Projected Net Funding During 2003	0.3	0.8	9.7	10.8
Projected Net Funding Thereafter	1.7	0.0	5.3	7.0

Total	$10.4	$19.1	$67.2	$96.7

Joint Venture Development Delivery and Funding Schedules   5.2

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2003

Summary of Joint Venture Development Projects
for the Three Month Period Ended March 31, 2003

						DDR's
			DDR's	Joint	Total	Proportionate	Substantial
	Total		Ownership	Venture	Cost	Cost	Completion
Projects Substantially Completed	GLA		Percentage	Partner	(Millions)	(Millions)	Date	Major Tenants

Long Beach, CA (CityPlace) (Phase I & II)	436,440		24.75%	RVIP	$56.0	$13.9	2002 (Phase I)	Phase I: Wal*Mart, Nordstrom Rack, Old Navy, Ross Dress for Less, Albertson’s Anna’s Linens and Sav-On.
							2nd Half 2003	Phase II: 71,000 square feet of additional small shop retail.
							(Phase II)
Projects in Progress

Jefferson County (St. Louis), MO	330,051	(1)	50.0%	Sansone	$9.7	$4.9	2004	Target, Home Depot, Shoe Carnival, Deal$, Sally Beauty
Austin, TX	496,604	(1)	(2)	David Berndt Interests/RVIP	$31.0	$3.8	Second Half 2003	Target, Toys ‘R Us, Hobby Lobby, Ultimate Electronics, Ross Dress for Less, Linens ‘N Things, PetsMart

Joint Venture Development Totals	1,263,095				$96.7	$22.6

Notes:

(1)  Includes square footage which will not be Company owned.

(2)  This project is currently being funded through a construction loan. DDR, Prudential, and Coventry will enter into a joint venture partnership when the project’s shell construction is complete, at which time DDR will have a 12.375% ownership interest, until the buyout of David Berndt Interests occurs, at which time DDR will have a 24.75% ownership interest. The cash flow distributions for the RVIP partnership will be made at the following percentages (1% Coventry; 24.75% DDR; and 74.25% Prudential) up to a leveraged 10% preferred return on equity. Once the limited partners (DDR and Prudential) have received a 10% preferred return and return of equity, the promote structure with 33% distributed to Coventry (79% owned by DDR) goes into effect.

Joint Venture Developments   5.2

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2003

Joint Venture Expansion and Redevelopment Projects
for the Three Month Period Ended March 31, 2003

	DDR's	Joint
	Ownership	Venture
Projects Completed	Percentage	Partner	Description

N. Olmsted, OH	79.57%	Hendon Properties	Expansion of existing center to create an additional 16,607 sf of small retail shops, including a Dollar Tree, and the addition of a 4,500 sf outparcel for the Vitamin Shoppe.

Total Cost (Millions)	$1.9

Projects in Progress	Percentage

San Ysidro, CA	20%	Prudential Real Estate Investors	Relocation of several small shop tenants in the shopping center to accommodate a 30,000 sf Ross Dress for Less and a 31,000 sf Marshall’s.

Shawnee, KS	23.51%	Prudential Real Estate Investors	Relocating tenant to accommodate a 25,000 sf expansion creating a 65,000 sf Price Chopper.

Total Cost (Millions)	$7.5

Projects to Commence Construction

Deer Park, IL	24.75%	Poag & McEwen/Prudential Real Estate Investors	Expansion of the existing center to create a 50,000 sf Century Theater and to create an additional 23,800 sf of small retail specialty shops and two outparcels.

Joint Venture Expansions and Redevelopment   5.2

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2003

Joint Venture Acquistions
for the Three Month Period Ended March 31, 2003

				DDR's	Joint
		Cost	Acquistion	Ownership	Venture
Property Location	GLA	(Millions)	Date	Percentage	Partner

Phoenix, AZ	296,153	$27.5	1/2/2003	67.00%	Church Family Trust
Pasadena, CA	556,163	$114.3	1/16/2003	25.00%	Lehman Brothers
Suwanee, GA(1)	306,206	$32.0	3/13/2003	49.00%	Hendon Properties
JDN Realty Corporation(2)	0	$7.4	3/13/2003	Various	Various

Total	1,158,522	$181.2

(1)  This joint venture interest was acquired as part of the JDN acquisition.

(2)  Included in the JDN acquisition was the interest in three joint ventures that own vacant parcels of land held for development or sale.

Joint Venture Dispositions
for the Three Month Period Ended March 31, 2003

		Gross Sale		DDR's	Joint
		Proceeds		Ownership	Venture
Property Location	GLA	(Millions)	Sale Date	Percentage	Partner

San Diego, CA	440,228	$95.0	3/27/2003	80.00%	DRA Advisors
Service Merchandise locations	574,436	$16.4	Various	25.00%	Various

Total	1,014,664	$111.4

Joint Venture Acquisition & Dispositions   5.2

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the three months ended March 31, 2003

Summary of Joint Venture Debt
as of March 31, 2003

		Mortgage
Property/Entity		Balance		Maturity Date	Interest Rate

RVIP III
Long Beach, CA	V	29,393,156		01/04	Libor + 170
RVIP III B
Deer Park, IL	V	40,000,000		07/03	Libor + 175
	V	7,659,479		07/03	Libor + 175
RVIP VI
Kansas City, MO		20,102,968	(1)
RVIP VII	F	105,508,074	(2)
	V	34,000,000	(2)
Community Centers
	F	119,000,000.00	(3)	02/05	6.00
	F	17,300,000.00	(3)	02/05	5.95
	V	16,000,000.00	(3)	02/05	Libor + 250
	V	4,000,000.00	(3)	02/05	Libor + 250
	V	66,654,774.00	(3)	03/04	Libor + 150
	V	14,354,660.00	(3)	03/04	Libor + 400
	V	23,924,445.00	(3)	03/04	Libor + 700
DDRA Community Centers Four
San Antonio, TX	V	30,000,000		10/05	Libor + 210
DDRA Community Centers Five	F	156,000,000	(4)	10/05	6.64
DDRA Community Centers Six
St. Louis, MO	F	12,741,207		04/10	8.56
DDRA Community Centers Seven
Ahwatukee, AZ (Phase IV)	F	9,986,725		01/05	8.07
DDRA Community Centers Eight
Deer Valley, AZ	F	17,845,739		09/10	8.01
Merriam Town Center
Merriam, KS	V	24,455,000		04/03	Libor +175
Tax Incremental Financing Obligation	F	9,075,450		02/16	6.90
DDRA Kildeer LLC	V	4,500,000		08/07	Libor + 180
Kildeer, IL	F	15,000,000		08/07	5.64
Lennox Town Center Limited
Columbus, OH	F	19,363,379		07/22	8.11
Sun Center Limited
Columbus, OH	F	5,947,477		05/07	8.29
	F	15,588,426		04/11	8.48
Continental Sawmill Ltd.
Columbus, OH	F	18,991,719		05/06	7.55
Liberty Fair Mall Associates
Martinsville,VA	F	20,165,229		12/09	8.46
DOTRS LLC
Macedonia, OH	V	11,454,100		09/06	Libor +100

Summary of Joint Venture Debt   5.3

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the three months ended March 31, 2003

Summary of Joint Venture Debt
as of March 31, 2003 (continued)

		Mortgage
Property/Entity		Balance	Maturity Date	Interest Rate

Town Center Plaza LLC Leawood, KS	F	53,203,410	07/09	7.31
DDR P&M Aspen Grove Littleton, CO	V	43,863,193	05/03	Libor + 185
DDRC PDK Salisbury Phase III LLC Salisbury, MD	F	1,869,453	04/06	7.61
DLA Ventures, LP CRRV Perimeter One & Two	V	42,000,000	02/06	Libor + 245
KLA/SM LLC	V	78,556,691	07/04	Libor + 350
Jefferson County Plaza, LLC Arnold, MO	V	2,288,371	05/05	Libor + 175
Paradise Village Gateway Phoenix, AZ	F	17,823,960	05/07	7.78
Paseo Colorado Holdings Pasadena, CA	V	85,000,000	02/06	Libor + 245
JDN Metro Station	V	1,196,224	06/03	Libor + 225
JDN Suwanee, GA	V	28,625,199	06/03	Libor + 295
RVIP I Best Products	V	2,253,905	08/04	Libor + 175

		$1,225,692,414

Notes:

(1)	Encumbers six shopping center properties located in Kansas City, MO with mortgage interest rates ranging from 7.79% to 8.625% and maturity dates ranging from September, 2005 to November, 2007.

(2)	Encumbers ten shopping center properties located in California and Washington with mortgage interest rates ranging from 6.60% to 9.50% and maturity dates ranging from March, 2004 to March, 2022.

(3)	Encumbers seven shopping center properties as follows:

               San Diego, CA
               Denver, CO
               Atlanta, GA
               Marietta, GA
               Schaumburg, IL
               Framingham, MA
               Fairfax, VA
               Naples, FL

(4)	Encumbers six shopping center properties as follows:

               Ahwatukee, AZ
               Phoenix, AZ
               Eagan, MN
               Maple Grove, MN
               Portland, OR
               Fort Worth, TX

Summary of Joint Venture Debt   5.3

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the three months ended March 31, 2003

Summary of Pro Rata Joint Venture Debt
as of March 31, 2003

	DDR's	DDR's
	Pro Rata	Pro Rata
Joint Venture	Interest	Debt

RVIP III Long Beach	23.5125%	6,911,066
RVIP III B	12.375%	5,897,861
RVIP VI	23.5125%	4,726,710
RVIP VII	20.00%	27,901,615
Community Centers	20.00%	52,246,776
DDRA Comm Ctr Four	35.00%	10,500,000
DDRA Comm Ctr Five	50.00%	78,000,000
DDRA Comm Ctr Six	50.00%	6,370,603
DDRA Comm Ctr Seven	50.00%	4,993,363
DDRA Comm Ctr Eight	50.00%	8,922,869
Merriam Town Center	50.00%	16,765,225
DDRA Kildeer, LLC	10.00%	1,950,000
Lennox Town Center	50.00%	9,681,690
Sun Center	79.45%	17,110,274
Continental Sawmill	80.012%	15,195,654
Liberty Fair	50.00%	10,082,615
DOTRS LLC	50.00%	5,727,050
Town Center Plaza	50.00%	26,601,705
DDR P&M Aspen Grove	50.00%	21,931,597
DDRC PDK Salisbury	50.00%	934,727
CRRV Perimeter One & Two	25.00%	10,500,000
KLA/SM LLC	25.00%	19,639,173
Jefferson County Plaza	50.00%	1,144,186
Paradise Village Gateway	67.00%	11,942,053
Paseo Colorado Holdings	25.00%	21,250,000
Metro Station	50.00%	598,112
Suwanee, GA	49.00%	14,026,348
RVIP I	79.57%	1,793,432
Total		$413,344,702

Summary of Pro Rata Joint Venture Debt   5.4

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the three months ended March 31, 2003

Summary of Joint Venture Mortgage Principal Payments
as of March 31, 2003

JOINT VENTURE	2003 Payments	2004 Payments	2005 Payments	2006 Payments	2007 Payments	2008 Payments

RVIP III (Long Beach, CA)		29,393,156
RVIP III B (Deer Park)	47,659,479
RVIP VI (Kansas City)			1,311,414		18,859,746
RVIP VII	1,463,192	73,602,633	1,748,770	1,898,412	8,761,556	1,916,490
Community Centers		104,933,879	156,300,000
DDRA Community Centers Four			30,000,000
DDRA Community Centers Five			156,000,000
DDRA Community Centers Six	101,939	107,936	120,896	131,816	143,722	153,623
DDRA Community Centers Seven	75,262	88,687	9,836,051
DDRA Community Centers Eight	157,116	166,174	184,371	199,915	216,768	231,039
Merriam Town Center	24,455,000
Merriam TIF
DDRA Kildeer, LLC (Kildeer, IL)					19,500,000
Lennox Town Center Limited	423,564	459,221	497,880	539,794	585,235	634,502
Sun Center Limited
Principal Mutual Life Ins Co	372,864	405,741	441,517	480,448	522,811	568,910
W. Lyman Case & Co	143,955	156,352	169,818	184,445	5,327,788
Continental Sawmill Ltd.	860,113	927,347	999,836	16,413,421
Liberty Fair Mall Associates	171,700	181,849	203,092	221,213	240,952	257,650
DOTRS LLC
National City Bank	414,280	427,660	453,000	10,251,560
Town Center Plaza LLC	965,253	1,038,225	1,116,715	1,201,138	1,291,944	1,389,614
DDR P&M Aspen Grove (Littleton)	43,617,893
DDRC PDK Salisbury Phase III				1,874,097
CRRV Perimeter One & Two				42,000,000
KLA/SM LLC		78,556,691
Jefferson County Plaza LLC			2,288,371
Paradise Village Gateway	234,053	276,245	298,487	322,556	16,692,619
Paseo Colorado Holdings	4,655,250	6,207,000	6,207,000	67,930,750
JDN Metro Station	1,196,224
JDN Suwanee, GA	28,625,199
RVIP I (Best Products)		2,253,905
Payments through 03/31/03	-1,096,886

Total — Debt	154,495,450	299,182,701	368,177,219	143,649,565	72,143,141	5,151,828

JOINT VENTURE	2009 Payments	2010 Payments	2011 Payments	Thereafter	Total

RVIP III (Long Beach, CA)					29,393,156
RVIP III B (Deer Park)					47,659,479
RVIP VI (Kansas City)					20,171,161
RVIP VII	2,092,301	2,272,271	2,467,775	43,657,964	139,881,364
Community Centers					261,233,879
DDRA Community Centers Four					30,000,000
DDRA Community Centers Five					156,000,000
DDRA Community Centers Six	170,580	11,839,094			12,769,606
DDRA Community Centers Seven					10,000,000
DDRA Community Centers Eight	254,521	16,478,828			17,888,732
Merriam Town Center					24,455,000
Merriam TIF				9,075,450	9,075,450
DDRA Kildeer, LLC (Kildeer, IL)					19,500,000
Lennox Town Center Limited	687,917	745,828	808,615	14,083,527	19,466,083
Sun Center Limited
Principal Mutual Life Ins Co	619,074	673,660	11,593,684		15,678,709
W. Lyman Case & Co					5,982,358
Continental Sawmill Ltd.					19,200,717
Liberty Fair Mall Associates	18,936,140				20,212,596
DOTRS LLC
National City Bank					11,546,500
Town Center Plaza LLC	46,435,280				53,438,169
DDR P&M Aspen Grove (Littleton)					43,617,893
DDRC PDK Salisbury Phase III					1,874,097
CRRV Perimeter One & Two					42,000,000
KLA/SM LLC					78,556,691
Jefferson County Plaza LLC					2,288,371
Paradise Village Gateway					17,823,960
Paseo Colorado Holdings					85,000,000
JDN Metro Station					1,196,224
JDN Suwanee, GA					28,625,199
RVIP I (Best Products)					2,253,905
Payments through 03/31/03					-1,096,886

Total — Debt	69,195,813	32,009,681	14,870,074	66,816,941	1,225,692,414

Summary of Joint Venture Mortgage Principal Payments  5.5

Portfolio Statistics

Company Features(1)

391	Shopping Centers (and interests in Retail Assets)(2)
4	Managed Shopping Centers
44	States (including managed properties)(2)
54.7	Million Sq. Ft. Owned
85.1	Million Sq. Ft. Owned and Managed(2)(3)
95.4%/94.7%	% Leased / % Occupied(4)
421	Total Employees

(1)	Includes Service Merchandise portfolio. Does not include 35 Industrial and office properties.

(2)	Includes development projects.

(3)	Includes unowned anchors at company owned operating and development retail properties.

(4)	Core retail portfolio.

Growth in Square Footage[1]

458% increase in owned space over nine years

80
70
60
50
40
30
20
10
0
(GLA in Million Square Feet)
Managed
Non-Company Owned
Company Owned
9.8
13.2
19.3
20.6
24.7
27.6
36.3
38.6
39.6
45.3
54.7
20.2
0.8
'93
'94
'95
'96
'97
'98
'99
'00
'01
'02
'03 (2)

(1) Includes Service Merchandise Portfolio.
(2) As of March 31, 2003.

DDR has built a geographically diverse portfolio of dominant shopping centers.

GLA by STATE
44 States (inc. Managed)
Less than 500,000 SF
500,000 - 1 million SF
1million - 2 million SF
Over 2 million SF

391 owned retail assets and 4 managed retail assets

Average Annualized Base Rental Rates [1] [2]

Shop Space
Total Portfolio
$20
$15
$10
$5
$0
$15.02
$10.39
1987
1989
1991
1993
1995
1997
1999
2000
2001
2003

(1) Does not include Service Merchandise Portfolio.

(2) As of March 31, 2003.

Average Annualized
Base Rental Rates

		Annualized Base Rent/S.F.

	NUMBER OF		SHOP
PERIOD ENDING	PROPERTIES	TOTAL	SPACE
Mar. 31, 2003	287	$10.39	$15.02
Dec. 31, 2002	189	$10.58	$15.18
Dec. 31, 2001	192	$10.03	$14.02
Dec. 31, 2000	190	$9.66	$13.66
Dec. 31, 1999	186	$9.20	$12.69
Dec. 31, 1998	159	$8.99	$12.39
Dec. 31, 1997	123	$8.49	$11.69
Dec. 31, 1996	112	$7.85	$10.87
Dec. 31, 1995	106	$7.60	$10.54
Dec. 31, 1994	84	$5.89	$9.02
Dec. 31, 1993	69	$5.60	$8.56
Dec. 31, 1992	53	$5.37	$8.37
Dec. 31, 1991	53	$5.35	$8.29
Dec. 31, 1990	52	$5.27	$8.25
Dec. 31, 1989	45	$4.93	$7.87
Dec. 31, 1988	40	$4.81	$7.41
Dec. 31, 1987	37	$4.38	$7.09

(1)	Excluding the impact of properties acquired through the merger with JDN Realty, total rents per square foot were $10.79 and shop rents were $15.51.

Lease Expirations by Year [1] [2]

15%
10%
5%
0%
% Total Base Rents by Class
Anchor
Small Shop
2003
2004
2005
2006
2007

(1) Does not include Service Merchandise portfolio.

(2) As of March 31 2003, options not included.

Lease Expirations by Year(1)

	Anchor Base Rent			Shop Space Base Rent

Year	Leases	Revenue (millions)	Average/S.F.	Leases	Revenue (millions)	Average/S.F.

2003	12	$1.5	$3.51	585	$18.9	$12.41
2004	28	$6.3	$6.25	698	$25.1	$13.30
2005	36	$7.7	$5.79	708	$27.3	$13.67
2006	27	$6.3	$6.29	567	$27.5	$14.96
2007	48	$13.8	$6.65	519	$26.4	$15.00
2008	39	$10.1	$6.56	268	$16.4	$13.78
2009	41	$13.3	$7.39	114	$10.4	$15.96
2010	52	$17.4	$7.93	125	$12.1	$16.92
2011	86	$33.0	$9.66	177	$19.9	$20.41
2012	75	$28.0	$8.98	130	$15.7	$21.53

2003-2012 Subtotal	444	$137.4	$7.67	3,891	$199.7	$15.05

Total Rent Roll at March 31, 2003	784	$283.0	$8.31	4,078	$219.5	$15.02

(1)	Does not include Service Merchandise portfolio.

1Q03 Largest Tenants
by SF — Owned & Unowned(1)(2)

		Total		Owned		Unowned

Rank	Tenant	Units	GLA	Units	GLA	Units	GLA

1	Wal-Mart/Sam’s	83	12,078,062	28	3,195,248	55	8,882,814
2	Lowe’s Home Improvement	27	3,362,660	13	1,579,209	14	1,783,451
3	Target/Mervyn’s	25	2,907,809	5	590,765	20	2,317,044
4	Home Depot	23	2,323,345	6	550,150	17	1,773,195
5	Kohl’s	25	2,085,693	24	2,003,643	1	82,050
6	T.J.Maxx/Marshall’s	51	1,702,721	51	1,702,721	0	0
7	PETsMART	41	1,496,100	41	1,496,100	0	0
8	K-Mart	15	1,319,976	14	1,236,678	1	83,298
9	Bed Bath & Beyond	31	1,019,896	31	1,019,896	0	0
10	Best Buy/Musicland	29	1,000,445	28	905,516	1	94,929

(1)	Includes Service Merchandise portfolio.

(2)	Assumes 100% ownership of joint ventures.

Reliance on Major Tenants(1) (2)
(Owned shopping center GLA only)

		Total Base Rent	Percent	Credit
Tenant	Units	(millions)	of Totals	Ratings

Wal-Mart/Sam’s Club	28	$15.90	4.08%	AA/Aa2
Kohl’s	24	$12.31	3.16%	A-/A3
Lowe’s Home Improvement	13	$11.59	3.07%	A/A3
T.J. Maxx/Marshalls	51	$9.57	2.46%	A/A3
PETsMART	41	$8.51	2.18%	B+/Ba3
Bed Bath & Beyond	31	$8.39	2.15%	BBB-/NR
Best Buy / Musicland Group	29	$7.94	2.04%	BBB-/Baa3
Officemax	37	$7.51	1.93%	NR/NR
AMC Theater	5	$5.90	1.51%	NR/B2
Gap/Old Navy/Banana Republic	33	$5.24	1.34%	BB+/Ba3
Michael’s	30	$5.23	1.34%	BB/Ba1
Barnes & Noble	39	$5.02	1.29%	BB/Ba3
Kroger	15	$5.00	1.28%	BBB-/Baa3
Cinemark Theatre	8	$4.53	1.16%	BB-/B2
Toys “R” Us	21	$4.29	1.10%	BBB-/Baa3
Linens 'N Things	13	$4.19	1.08%	NR/NR
Subtotal	418	$121.48	31.17%
Portfolio Total	4,862	$389.72	100.0%

(1) Includes Service Merchandise portfolio.

(2) Based on actual pro rata ownership of real estate assets

Reliance on Major Tenants(1) (2)
by GLA and by Base Rental Revenue

						Base
		Owned	% Total			Rental	% Total
Rank	Major Tenant (units)	GLA	GLA	Rank	Major Tenant (units)	Revenue	Base Rent
						($ Millions)
1	Wal-Mart / Sam’s Club (28)	3.00	6.86%	1	Wal-Mart/Sam’s Club (28)	$15.90	4.08%
2	Kohl’s (24)	1.72	3.94%	2	Kohl’s (24)	$12.31	3.16%
3	Lowe’s Home Improvement (13)	1.58	3.61%	3	Lowe’s Home Improvement (13)	$11.95	3.07%
4	T.J. Maxx / Marshalls (51)	1.26	2.88%	4	T.J. Maxx / Marshalls (51)	$9.57	2.46%
5	K-mart (14)	1.16	2.65%	5	PetsMart (41)	$8.51	2.18%
6	Petsmart (41)	0.89	2.03%	6	Bed Bath & Beyond (31)	$8.39	2.15%
7	Best Buy/ Musicland Group (29)	0.78	1.79%	7	Best Buy / Musicland Group (29)	$7.94	2.04%
8	OfficeMax (37)	0.77	1.75%	8	OfficeMax (37)	$7.51	1.93%
9	Bed Bath & Beyond (31)	0.75	1.71%	9	AMC Theater (5)	$5.90	1.51%
10	Kroger (15)	0.73	1.66%	10	Gap/Old Navy/Banana Republic (33)	$5.24	1.34%
11	JC Penney/Eckards (26)	0.68	1.55%	11	Michael’s (30)	$5.23	1.34%
12	Toys “R” Us (21)	0.56	1.27%	12	Barnes & Noble (39)	$5.02	1.29%
13	Target (5)	0.52	1.20%	13	Kroger (15)	$5.00	1.28%
14	Goody’s Family Clothing (19)	0.52	1.18%	14	Cinemark Theatre (8)	$4.53	1.16%
15	Michael’s (30)	0.49	1.11%	15	Toys “R” Us (21)	$4.29	1.10%
16	Winn Dixie (11)	0.45	1.02%	16	Linens `N Things (13)	$4.19	1.08%
17	Gap/Old Navy/Banana Republic (33)	0.40	0.91%	17	Goody’s (19)	$3.96	1.02%
18	Beall’s (13)	0.39	0.89%	18	Circuit City (17)	$3.85	0.99%
19	Joann Stores (21)	0.38	0.88%	19	Staples (19)	$3.61	0.93%
20	Home Depot (6)	0.38	0.87%	20	Ross Stores (18)	$3.55	0.91%

	Subtotal: 1-20	17.39	39.76%		Subtotal: 1-20	$136.45	35.01%

	Total Portfolio:	43.73	100.0%		Total Portfolio:	$389.72	100.00%

(1)	Includes Service Merchandise portfolio.

(2)	Based on actual pro rata ownership of real estate assets.

Appendix

Run Date: 04/23/2003 Page 1 of 21 Time: 2:12:04PM

Property List *

							DDR	Owned	Total
			Zip	Type of	Year	Year	OwnerShip	Gross	Annualized	Average	Percent	Anchor Tenants
Center/Property		Location	Code	Property	Developed	Acquired	Interest	Leasable	Base Rent	Base Rent	Occupied	(Lease Expiration)

Alabama
1	BIRMINGHAM, AL (BROOK)	BROOK HIGHLAND PLAZA 5291 HWY 280 SOUTH	35242	SC	1994	1994	100.00%	406,393	$3,611,786	$8.99	98.8%	WINN DIXIE STORES #417(2014), RHODES#3029/MARKS FITZGERALD(2004), GOODY’S #165(2004), REGAL CINEMAS, INC.(2014), STEIN MART#67(2011), OFFICEMAX #588(2011), MICHAEL’S #9986(2009), BOOKS-A-MILLION-4(2005), ROSS STORES, INC.(2014), LOWES HOME CENTERS(NOT OWNED)

2	BIRMINGHAM, AL (EASTWOOD)	EASTWOOD FESTIVAL CENTER 7001 CRESTWOOD BLVD	35210	SC	1989	1995	100.00%	301,074	$1,679,630	$8.05	69.3%	OFFICE DEPOT #43(2004), BURLINGTON COAT FACTORY #297(2008), REGAL CINEMAS, INC.(2006), HOME DEPOT(NOT OWNED), WESTERN SUPERMARKETS(NOT OWNED)

3	BIRMINGHAM, AL (RIVERCHASE)	RIVERCHASE PROMENADE MONTGOMERY HIGHWAY	35244	SC	1989	2002	100.00%	98,016	$1,217,292	$14.66	84.7%	MARSHALL’S #411(2006), GOODY’S(NOT OWNED), TOY’S R US(NOT OWNED), KID’S R US(NOT OWNED)

4	DECATUR, AL	SOUTHLAND PLAZA 2019 US HWY. 31 SOUTH	35601	SC	1996	2003	100.00%	122,956	$676,183	$6.17	89.1%	Food World #233(2021)

5	GADSDEN, AL	EAST SIDE PLAZA 3010-3036 E. MEIGHAN BOULEVARD	35903	SC	1979	2003	100.00%	85,340	$214,024	$2.59	97.0%	Public Wholesale(2050), FOOD WORLD(NOT OWNED)

6	OPELIKA, AL	PEPPERELL CORNERS 2300-2600 PEPPERELL PARKWAY OP	36801	SC	1995	2003	100.00%	306,224	$1,744,419	$5.95	95.7%	Lowe’s (Dark) #0398(2012), Winn-Dixie #409(2013), Wal-Mart (Dark) #355(2013), Goody’s 20921 - #121(2010)

7	SCOTTSBORO, AL	SCOTTSBORO MARKETPLACE 24833 JOHN P REID PARKWAY	35766	SC	1999	2003	100.00%	40,560	$421,596	$10.39	100.0%	Goody’s #55(2011), WAL-MART(NOT OWNED)

Arizona

8	AHWATUKEE, AZ	FOOTHILLS TOWNE CTR (II) 4711 EAST RAY ROAD	85044	SC	1996	1997	50.00%	647,904	$9,318,435	$14.46	99.5%	BASSETT FURNITURE(2010), ASHLEY HOMESTORES(2011), STEIN MART #106(2011), AMC THEATRE(2021), BARNES & NOBLE #2781(2012), BABIES ‘R US #5670(2007), ROSS STORES, INC. #369(2007), OFFICEMAX #743(2012), JOANN, ETC. #1917(2010), BEST BUY #177(2014)

9	PHOENIX, AZ	PARADISE VILLAGE GATEWAY TATUM & SHEA BLVDS	85028	SC	1997	2003	67.00%	223,243	$3,571,351	$16.59	96.4%	BED BATH & BEYOND(2011), ROSS(2007), PETSMART(2015), STAPLES #0395(2005), ALBERTSONS-OSCO DRUG(NOT OWNED)

10	PHOENIX, AZ (DEER VALLEY)	DEER VALLEY TOWNE CENTER 2805 WEST AGUA FRIA FREEWAY	85027	SC	1996	1999	50.00%	197,009	$2,789,251	$14.16	100.0%	ROSS STORES #412(2009), OFFICEMAX #739(2013), PETSMART #1333(2014), MICHAELS #9922(2009), TARGET(NOT OWNED), AMC THEATRES(NOT OWNED)

11	PHOENIX, AZ (PEORIA)	ARROWHEAD CROSSING 7553 WEST BELL ROAD	85382	SC	1995	1996	50.00%	346,430	$4,046,156	$11.97	97.6%	STAPLES #289(2009), COMP USA#318(2013), MAC FRUGAL’S #333 -1(2010), BARNES & NOBLE #2746-1(2011), T.J. MAXX #162 -1(2005), CIRCUIT CITY — #3362-1(2016), OSHMAN’S SPORTING GOODS, #690(2017), BASSETT FURNITURE(2009), LINENS ‘N THINGS #427-1(2011), FRY’S(NOT OWNED)
Arkansas

12	FAYETTEVILLE, AR	SPRING CREEK CENTRE 464 E. JOYCE BOULEVARD	72703	SC	1997	1997	100.00%	262,827	$2,938,445	$11.18	100.0%	T.J. MAXX #159(2005), BEST BUY(2017), GOODY’S #231(2013), OLD NAVY #6169(2005), BED, BATH & BEYOND #278(2009), WAL-MART SUPER CENTER(NOT OWNED), HOME DEPOT(NOT OWNED)

* 1. Property Developed by the Company * 2. Original IPO Property * Does Not Include Service Merchandise Interests	* SC — Shopping Center * MM — Mini-Mall * BC — Business Center * LC — Lifestyle Center	Property Listing 7.1

Run Date: 04/23/2003 Time: 2:12:04PM Page 2 of 21

Property List *

							DDR	Owned	Total
			Zip	Type of	Year	Year	OwnerShip	Gross	Annualized	Average	Percent	Anchor Tenants
Center/Property		Location	Code	Property	Developed	Acquired	Interest	Leasable	Base Rent	Base Rent	Occupied	(Lease Expiration)

13	FAYETTEVILLE, AR (STEELE)	STEELE CROSSING 3533-3595 N. SHILOH DR	72703	SC	2001	2003	100.00%	34,349	$433,006	$12.61	100.0%	KOHL’S(NOT OWNED), TARGET(NOT OWNED)

14	N. LITTLE ROCK, AR	MCCAIN PLAZA 4124 EAST MCCAIN BOULEVARD	72117	SC	1991	1994	100.00%	233,378	$1,281,411	$5.97	91.9%	BED BATH & BEYOND #517(2013), T.J. MAXX #721(2007), CINEMARK THEATRE-TANDY 10(2011), BURLINGTON COAT FACTORY WHSE(2014)

15	RUSSELLVILLE, AR	VALLEY PARK CENTRE 3093 EAST MAIN STREET	72801	SC	1992	1994	100.00%	272,245	$1,625,434	$6.41	93.1%	WAL-MART STORES #58(2011), STAGE #301(2005), J.C. PENNEY #351(2012)

California

16	CAMERON PARK, CA	CAMERON PARK 4082-4092 CAMERON PARK DRIVE	95682	SC	1999	2001	20.00%	103,414	$1,443,444	$14.93	93.5%	SAFEWAY #1618(2020)

17	CITY OF INDUSTRY, CA	PLAZA AT PUENTE HILLS 17647-18271 GALE AVENUE	91748	SC	1987	2001	20.00%	518,938	$6,297,595	$13.86	87.5%	MILLER’S OUTPOST/HUB DIST#334(2008), OFFICE DEPOT, INC.(2012), IKEA(2007), CIRCUIT CITY #3301(2009)

18	FULLERTON, CA	LA MANCHA NORTH HARBOR BLVD	92632	SC	1973	2001	20.00%	109,358	$970,834	$9.43	94.1%	RALPHS GROCERY STORE(2020), BALLARD WIMER BROCKETT&EDWARDS(2004)

19	LANCASTER, CA	VALLEY CENTRAL — DISCOUNT 44707-44765 VALLEY CENTRAL WAY	93536	SC	1990	2001	20.00%	459,529	$3,731,934	$11.15	72.8%	WAL-MART #1563(2010), MOVIES 12/CINEMARK(2017), WAL-MART #1563(STORAGE)(2000), MICHAEL’S #3541(2004), MARSHALLS #375(2007), CIRCUIT CITY #411(2011), STAPLES #88(2008), COSTCO(NOT OWNED)

20	LONG BEACH, CA	CITY PLACE 451 LONG BEACH BLVD	90802	SC	2002	1 *	24.75%	222,846	$2,646,499	$11.88	100.0%	NORDSTROM, INC.(2012), ROSS STORES, INC(2013), WAL-MART #2949(2022), ALBERTSON’S(NOT OWNED)

21	MISSION VIEJO, CA	OLYMPIAD PLAZA 23002-23072 ALICIA PARKWAY	92691	SC	1989	2001	20.00%	45,600	$1,253,700	$27.95	98.4%

22	OCEANSIDE, CA	OCEAN PLACE CINEMAS 401-409 MISSION AVENUE	92054	SC	2000	1 *	100.00%	75,345	$1,037,611	$15.39	89.5%	REGAL CINEMAS(2014)

23	PASADENA, CA	PASEO COLORADO EAST COLORADO BOULEVARD	91101	LC	2001	2003	25.00%	556,163	$11,747,689	$22.27	94.9%	GELSON’S MARKET(2021), EQUINOX(2017), MACY’S(2010), PACIFIC THEATRES EXHIB. CORP(2016), DSW SHOE WAREHOUSE(2011)

24	PLEASANT HILL, CA	DOWNTOWN PLEASANT HILL TRELAHY AND CRESCENT ROADS	94523	SC	1999		20.00%	348,291	$6,057,410	$18.99	91.6%	ALBERTSON’S(2020), MICHAEL’S #2109(2010), BORDERS BOOK & MUSIC(2015), CENTURY THEATRES, INC(2016), BED,BATH & BEYOND(2010), ROSS STORES, INC(2010)

25	RICHMOND, CA (HILLTOP)	HILLTOP PLAZA 3401 BLUME DRIVE	94806	SC	1997	2002	100.00%	248,474	$3,649,574	$14.85	98.9%	OFFICEMAX #558(2011), PETSMART #062(2012), ROSS DRESS FOR LESS(2008), BARNES & NOBLE BOOKSELLERS(2011), CIRCUIT
												CITY#3374(2017), CENTURY THEATRE(2016)

26	RICHMOND, CA	RICHMOND CITY CENTER MACDONALD AVENUE	94801	SC	1993	2001	20.00%	76,692	$1,124,353	$14.66	100.0%	WALGREENS#2506(2033), FOOD 4 LESS/FOODSCO(2013)

* 1. Property Developed by the Company * 2. Original IPO Property * Does Not Include Service Merchandise Interests	* SC — Shopping Center * MM — Mini-Mall * BC — Business Center * LC — Lifestyle Center	Property Listing 7.1

Run Date: 04/23/2003 Time: 2:12:04PM Page 3 of 21

Property List *

							DDR	Owned	Total
			Zip	Type of	Year	Year	OwnerShip	Gross	Annualized	Average	Percent	Anchor Tenants
Center/Property		Location	Code	Property	Developed	Acquired	Interest	Leasable	Base Rent	Base Rent	Occupied	(Lease Expiration)

27	SAN FRANCISCO, CA (RETAIL)	VAN NESS PLAZA 215 1000 VAN NESS AVENUE	94109	SC	1998	2002	100.00%	123,755	$4,352,531	$35.17	100.0%	CRUNCH FITNESS INT’L, INC.(2008), AMC VAN NESS 14 THEATRES(2018)

28	SAN YSIDRO, CA	SAN YSIDRO VILLAGE CAMINO DE LA PLAZA	92173	SC	1988	2000	20.00%	258,003	$1,371,148	$8.73	60.9%	K-MART #7418(2006)

Colorado

29	ALAMOSA, CO	ALAMOSA PLAZA 145 CRAFT DRIVE	81101	SC	1986	2 *	100.00%	19,875	$110,320	$9.23	60.1%	CITY MARKET, INC.(NOT OWNED), BIG “R”(NOT OWNED)

30	AURORA, CO	PIONEER HILLS 5400-5820 SOUTH PARKER	80012	SC	2002	2003	100.00%	83,905	$1,044,606	$12.45	100.0%	BED BATH & BEYOND(2012), OFFICE DEPOT #2184(2017)

31	DENVER, CO	TAMARAC SQUARE 7777 E. HAMPDEN	80231	SC	1976	2001	100.00%	165,768	$1,595,544	$12.60	76.4%	MADSTONE THEATRES(2007), The Gap, Inc.(2003)

32	DENVER, CO (CENTENNIAL)	CENTENNIAL PROMENADE 9555 E. COUNTY LINE ROAD	80223	SC	1997	1997	100.00%	408,515	$6,430,928	$15.74	100.0%	GOLFSMITH GOLF CENTER(2007), SOUNDTRACK(2017), ROSS DRESS FOR LESS #388(2008), OFFICEMAX #686(2012), MICHAEL’S #9710(2007), TOYS R US#9540(2011), BORDERS #163(2017), LOEHMANN’S R.E. HOLDINGS, INC.(2012), AMERICAN FURNITURE WARHOUSE(NOT OWNED), RECREATIONAL EQUIPMENT(NOT OWNED)

33	DENVER, CO (UNIVERSITY)	UNIVERSITY HILLS 2730 SOUTH COLORADO BOULEVARD	80222	SC	1997	2003	100.00%	244,383	$3,984,492	$16.30	100.0%	Linens N Things(2013), Pier One Imports(2014), Officemax(2012), King Soopers(2017)

34	LITTLETON, CO (DEV)	ASPEN GROVE 7301 SOUTH SANTAFE	80120	LC	2002	2001	50.00%	229,830	$6,261,340	$27.24	100.0%

35	PARKER, CO	PARKER PAVILIONS 11153-11183 SOUTH PARKER ROAD	80134	SC	2001	2003	100.00%	75,956	$1,252,056	$16.48	100.0%	Office Depot #2165(2016), Ihop(2022), HOME DEPOT(NOT OWNED), WAL-MART(NOT OWNED)

36	TRINIDAD, CO	TRINIDAD PLAZA HWY 239 @ 125 FRONTAGE ROAD	81082	SC	1986	2 *	100.00%	63,836	$133,494	$5.17	40.4%	BIG “R”(NOT OWNED)

Connecticut

37	PLAINVILLE, CT	CONNECTICUT COMMONS I-84 & RTE 9	06062	SC	1999	1 *	100.00%	465,453	$5,144,686	$11.05	100.0%	LOWE’S OF PLAINVILLE #650(2019), KOHL’S #461(2022), K MART CORPORATION #7790(2019), A.C. MOORE(2014), OLD NAVY #6187(2011), LEVITZ FURNITURE(2015), LINENS ‘N THINGS(2017), LOEW’S THEATRE(NOT OWNED)

38	WATERBURY, CT	KMART PLAZA 899 WOLCOTT STREET	06705	SC	1973	2 *	100.00%	124,310	$417,500	$3.36	100.0%	K MART #3152(2003), JO-ANN STORES #0254(2010)

Florida

39	BAYONET POINT, FL	POINT PLAZA US 19 & SR 52	34667	SC	1985	2 *	100.00%	193,948	$1,129,620	$5.82	100.0%	PUBLIX SUPER MARKETS #295(2005), BEALL’S #11(2002), T.J. MAXX #794(2010)

* 1. Property Developed by the Company * 2. Original IPO Property * Does Not Include Service Merchandise Interests	* SC — Shopping Center * MM — Mini-Mall * BC — Business Center * LC — Lifestyle Center	Property Listing 7.1

Run Date: 04/23/2003 Time: 2:12:04PM Page 4 of 21

Property List *

							DDR	Owned	Total
			Zip	Type of	Year	Year	OwnerShip	Gross	Annualized	Average	Percent
Center/Property		Location	Code	Property	Developed	Acquired	Interest	Leasable	Base Rent	Base Rent	Occupied	Anchor Tenants(Lease Expiration)

40	BRANDON, FL	KMART SHOPPING CENTER 1602 BRANDON BL	33511	SC	1972	2 *	100.00%	161,900	$513,665	$3.23	98.4%	K MART #4311(2007), SCOTTY’S(NOT OWNED)

41	BRANDON, FL (PLAZA)	LAKE BRANDON PLAZA CAUSEWAY BOULEVARD	33511	SC	1999	2003	100.00%	148,267	$1,670,488	$11.27	100.0%	Compusa #603(2017), Jo-Ann Fabrics #1959(2017), Publix(2019), BABIES R US(NOT OWNED)

42	BRANDON, FL (VILLAGE)	LAKE BRANDON VILLAGE CAUSEWAY BOULEVARD	33511	SC	1997	2003	100.00%	113,548	$1,387,510	$12.22	100.0%	Linens ‘N Things #496(2014), The Sports Authority #213(2018), LOWE’S(NOT OWNED)

43	CRYSTAL RIVER, FL	CRYSTAL RIVER PLAZA 420 SUN COAST HWY	33523	SC	1986	2 *	100.00%	160,359	$813,141	$5.26	96.4%	BEALL’S #38 -4(2012), BEALL’S OUTLET(2006), SCOTTY’S #130(2008)

44	DAYTONA BEACH, FL	VOLUSIA 1808 W. INTERNATIONAL SPEEDWAY	32114	SC	1984	2001	100.00%	75,366	$924,762	$12.27	100.0%	TJMF, Inc.(2004), Marshalls of MA, Inc.(2005)

45	FERN PARK, FL	FERN PARK SHOPPING CENTER 6735 US #17-92 SOUTH	32720	SC	1970	2 *	100.00%	16,000	$131,000	$8.19	100.0%

46	GULF BREEZE, FL	GULF BREEZE MARKETPLACE 3749-3767 GULF BREEZE PARKWAY	32561	SC	1998	2003	100.00%	44,317	$744,954	$16.81	100.0%	LOWE’S(NOT OWNED), WAL-MART(NOT OWNED)

47	JACKSONVILLE, FL	JACKSONVILLE REGIONAL 3000 DUNN AVENUE	32218	SC	1988	1995	100.00%	219,735	$1,290,602	$6.42	91.5%	J.C. PENNEY #1033-4(2007), WINN DIXIE STORES #167(2009)

48	MARIANNA, FL	THE CROSSROADS 2814-2822 HIGHWAY 71	32446	SC	1990	2 *	100.00%	63,894	$417,344	$7.11	91.9%	BEALL’S #54 -4(2005), WAL-MART(NOT OWNED)

49	MELBOURNE, FL	MELBOURNE SHOPPING CENTER 750-850 APOLLO BOULEVARD	32935	SC	1978	2 *	100.00%	121,913	$150,253	$4.16	29.6%

50	NAPLES, FL	CARILLON PLACE 5010 AIRPORT ROAD NORTH	33942	SC	1994	1995	20.00%	267,808	$2,967,231	$11.23	98.7%	WINN DIXIE #739(2014), T.J. MAXX #084(2009), CIRCUIT CITY(2015), ROSS DRESS FOR LESS #305(2005), CIRCUIT CITY #3205(2015), OFFICEMAX #159(2010)

51	OCALA, FL	OCALA WEST 2400 SW COLLEGE ROAD	32674	SC	1991	2003	100.00%	101,438	$667,423	$7.05	93.4%	The Sports Authority(2012), Winn-Dixie #2284(2004)

52	ORMOND BEACH, FL	ORMOND TOWNE SQUARE 1458 WEST GRANADA BLVD	32174	SC	1993	1994	100.00%	234,045	$1,957,170	$8.36	100.0%	K MART #3783-2(2018), BEALL’S #60 -4(2004), PUBLIX SUPER MARKETS #446(2013)

53	OVIEDO, FL	OVIEDO PARK CROSSING RTE 417 & RED BUG LAKE ROAD	32765	SC	1999	1 *	100.00%	186,212	$1,908,262	$10.25	100.0%	OFFICEMAX #531(2014), ROSS DRESS FOR LESS(2010), MICHAEL’S #9941(2009), T.J. MAXX #802(2010), LINENS ‘N THINGS(2011), LOWE’S(NOT OWNED)

54	PALM HARBOR, FL	THE SHOPPES OF BOOT RANCH 300 EAST LAKEROAD	34685	SC	1990	1995	100.00%	52,395	$835,258	$16.72	95.4%	TARGET(NOT OWNED), ALBERTSON’S(NOT OWNED)

* 1. Property Developed by the Company * 2. Original IPO Property * Does Not Include Service Merchandise Interests	* SC — Shopping Center * MM — Mini-Mall * BC — Business Center * LC — Lifestyle Center	Property Listing 7.1

Run Date: 04/23/2003
Time: 2:12:04PM

Property List *

							DDR	Owned	Total
			Zip	Type of	Year	Year	OwnerShip	Gross	Annualized	Average	Percent
	Center/Property	Location	Code	Property	Developed	Acquired	Interest	Leasable	Base Rent	Base Rent	Occupied	Anchor Tenants (Lease Expiration)

55	PENSACOLA, FL	PALAFOX SQUARE	32534	SC	1988	1 *	100.00%	17,150	$219,957	$12.83	100.0%
		8934 PENSACOLA BLVD

56	PENSACOLA, FL (MARKET)	PENSACOLA MARKETPLACE	32505	SC	2000	2003	100.00%	55,795	$0	$0.00	0.0%
		W. FAIRFIELD DRIVE

57	SPRING HILL, FL	MARINER SQUARE 13050 CORTEZ BLVD.	34613	SC	1988	2 *	100.00%	146,856	$1,041,811	$7.55	93.9%	BEALL’S #28(2006), WAL-MART (NOT OWNED)

58	TALLAHASSEE, FL	CAPITAL WEST 4330 WEST TENNESSEE STREET	32312	SC	1994	2003	100.00%	109,050	$742,650	$7.21	94.5%	Lowe’s (Dark) #076(2010), WAL-MART (NOT OWNED)

59	TAMPA, FL (DALE)	NORTH POINTE PLAZA 15001-15233 NORTH DALE MABRY	33618	SC	1990	2 *	100.00%	104,473	$1,210,798	$11.77	98.5%	PUBLIX SUPER MARKETS #398(2010), WAL-MART(NOT OWNED)

60	TAMPA, FL (WATERS)	TOWN N’ COUNTRY 7021-7091 WEST WATERS AVENUE	33634	SC	1990	2 *	100.00%	134,366	$1,048,392	$8.40	92.8%	BEALL’S #56 -4(2005), KASH ‘N KARRY-2 STORE #1745(2010), WAL-MART(NOT OWNED)

61	TARPON SPRINGS, FL	TARPON SQUARE 41232 U.S. 19, NORTH	34689	SC	1974	2 *	100.00%	198,797	$1,360,097	$6.84	100.0%	K MART #3257-2(2009), BIG LOTS #564(2007), STAPLES #882 SUPERSTORE(2013)

62	WEST PASCO, FL	PASCO SQUARE 7201 COUNTY ROAD 54	34653	SC	1986	2 *	100.00%	135,421	$1,037,051	$7.86	97.5%	BEALL’S OUTLET#430(2013), PUBLIX SUPER MARKETS #307(2006), PLYMOUTH BLIMPIE, INC.-4(2006), BEALL’S(NOT OWNED)
	Georgia

63	ATHENS, GA	ATHENS EAST 4375 LEXINGTON ROAD	30605	SC	2000	2003	100.00%	24,000	$340,416	$14.18	100.0%	WAL MART(NOT OWNED)

64	ATLANTA, GA (DULUTH)	PLEASANT HILL PLAZA 1630 PLEASANT HILL ROAD	30136	SC	1990	1994	100.00%	99,025	$1,364,387	$14.36	96.0%	OFFICE DEPOT #076-2(2005), WAL-MART(NOT OWNED)

65	ATLANTA, GA (PERIMETER)	PERIMETER POINTE 1155 MT. VERNON HIGHWAY	30136	SC	1995	1995	20.00%	343,155	$4,768,830	$14.59	95.3%	MICHAEL’S #1004(2010), STEIN MART #092(2010), BABIES R US, #8892(2007), THE SPORTS AUTHORITY(2012), L.A. FITNESS SPORTS CLUBS(2016), OFFICE DEPOT #434(2012), ST.
												JOSEPH’S HOSPITAL/ATLANTA(2006), UNITED ARTISTS THEATRE #33272(2015)

66	BUFORD, GA	MILLCREEK CROSSING 1935-1950 BUFORD MILL DRIVE	30519	SC	1998	2003	100.00%	27,806	$266,496	$9.58	100.0%

67	CANTON, GA (RIVERPLACE)	RIVERPLACE 104-150 RIVERSTONE PARKWAY	30114	SC	1983	2003	100.00%	127,853	$992,473	$7.76	100.0%	Staples #796(2014), Ingles(2019)

68	CANTON, GA (RIVERPOINTE)	RIVER POINTE 1550-1558 RIVERSTONE PARKWAY	30114	SC	1996	2003	100.00%	39,000	$537,642	$14.30	96.4%	WALMART(NOT OWNED)

* 1.	Property Developed by the Company	* SC — Shopping Center
* 2.	Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center

*	Does Not Include Service Merchandise Interests

      Property Listing 7.1

Run Date: 04/23/2003
Time: 2:12:04PM

Property List*

							DDR	Owned	Total
			Zip	Type of	Year	Year	OwnerShip	Gross	Annualized	Average	Percent	Anchor Tenants
	Center/Property	Location	Code	Property	Developed	Acquired	Interest	Leasable	Base Rent	Base Rent	Occupied	(Lease Expiration)

69	CARTERSVILLE, GA	FELTON’S CROSSING 877 JOE FRANK HARRIS PARKWAY S	30120	SC	1984	2003	100.00%	112,240	$844,180	$7.62	98.8%	Ross Dress For Less(2013), Ingles #76(2019)

70	CHAMBLEE, GA	CHAMBLEE PLAZA PEACHTREE INDUSTRIAL BOULEVARD	30341	SC	1976	2003	100.00%	175,969	$1,352,909	$8.90	86.4%	Save Rite #1845(2006)

71	COLUMBUS, GA	BRADLEY PARK CROSSING 1591 BRADLEY PARK DRIVE COLUMB	31904	SC	1999	2003	100.00%	119,786	$1,284,687	$10.72	100.0%	Goody’s #296(2011), Petsmart #0294(2015), Michael’s # 9929(2009), TARGET(NOT OWNED)

72	CUMMING, GA	CUMMING MARKETPLACE MARKETPLACE BOULEVARD	30041	SC	1997	2003	100.00%	317,195	$3,421,651	$10.79	100.0%	Goody’s #219(2012), Lowe’s(2019), Michael’s(2010), Officemax #928(2012), HOME DEPOT(NOT OWNED), WAL MART(NOT OWNED)

73	CUMMING, GA (PINETREE)	PINETREE VILLAGE 2350 ATLANTA HIGHWAY	30040	SC	1999	2003	100.00%	27,600	$490,289	$17.76	100.0%

74	DOUGLASVILLE, GA	DOUGLASVILLE MARKETPLACE 6875 DOUGLAS BOULEVARD	30135	SC	1999	2003	100.00%	128,506	$1,370,317	$10.66	100.0%	Best Buy(2015), Babies ‘R Us(2006), LOWES(NOT OWNED)

75	FAYETTEVILLE, GA	FAYETTEVILLE RETAIL CENTER-LOW 1030 GLYNN STREET NORTH	30214	SC	2000	2003	100.00%	15,335	$241,992	$15.78	100.0%

76	FT. OGLETHORPE, GA	FORT OGLETHORPE MARKETPLACE 101 BATTLEFIELD PARKWAY FORT	30742	SC	1992	2003	100.00%	176,903	$463,425	$3.71	70.6%	Kmart #3083(2007)

77	GRIFFIN, GA	ELLIS CROSSING 649-687 NORTH EXPRESSWAY	30223	SC	1986	2003	100.00%	64,770	$393,896	$6.53	93.2%	Winn-Dixie (Dark) #1811(2006), WALMART(NOT OWNED)

78	LAFAYETTE, GA	LAFAYETTE CENTER 1109 NORTH MAIN STREET	30728	SC	1990	2003	100.00%	78,422	$449,429	$8.26	69.4%	Food Lion #890(2019)

79	LAGRANGE, GA	LAGRANGE — GA 299 COMMERCE AVENUE	30240	SC	2001	2003	100.00%	62,990	$76,848	$1.22	100.0%	Lagrange Expo Center(2003)

80	LAWRENCEVILLE, GA	FIVE FORKS VILLAGE 850 DOGWOOD ROAD	30044	SC	1990	2003	100.00%	89,064	$915,061	$10.55	97.4%	Winn-Dixie (Save-Rite) #1990(2010)

81	LILBURN, GA (FIVE FORKS)	FIVE FORKS CROSSING 3055 FIVE FORKS TRICKUM ROAD	30047	SC	1990	2003	100.00%	73,950	$687,015	$9.29	100.0%	Kroger #394(2012)

82	LILBURN, GA (LOWES)	LILBURN — GA — LOWE’S 733 PLEASANT HILL ROAD	30048	SC	1997	2003	100.00%	132,847	$1,279,149	$9.63	100.0%	Lowe’s #544(2017)
83	LITHONIA, GA	TURNER HILL I-20 & TURNER HILL ROAD	30038	SC	2001	2003	100.00%	120,775	$880,000	$7.29	100.0%	Best Buy #389(2018), Bed Bath & Beyond(2012), Toys ‘R Us #8812(2012)

* 1.	Property Developed by the Company	* SC — Shopping Center
* 2.	Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center

*	Does Not Include Service Merchandise Interests

      Property Listing 7.1

Run Date: 04/23/2003
Time: 2:12:04PM

Property List*

							DDR	Owned	Total
			Zip	Type of	Year	Year	OwnerShip	Gross	Annualized	Average	Percent	Anchor Tenants
	Center/Property	Location	Code	Property	Developed	Acquired	Interest	Leasable	Base Rent	Base Rent	Occupied	(Lease Expiration)

84	LOGANVILLE, GA	MIDWAY PLAZA 910 ATHENS HWY	30052	SC	1995	2003	100.00%	91,196	$935,504	$10.54	97.4%	Kroger #443(2016)

85	MADISON, GA	BEACON HEIGHTS 1462-1532 EATONTON ROAD	30650	SC	1989	2003	100.00%	106,100	$474,706	$4.59	97.5%	Ingles (Dark) #444(2010), Wal-Mart #1363(2009)

86	MARIETTA, GA	TOWN CENTER PRADO 2609 BELLS FERRY ROAD	30066	SC	1995	1995	20.00%	295,468	$3,658,927	$12.38	100.0%	STEIN MART #141(2007), ROSS DRESS FOR LESS(2013), PUBLIX #548(2015), CRUNCH FITNESS INTERNATIONAL(2011)

87	MARIETTA, GA (GARRISON)	GARRISON RIDGE CROSSING 2650 DALLAS HIGHWAY	30064	SC	1997	2003	100.00%	18,200	$308,917	$16.97	100.0%	LOWES(NOT OWNED)

88	MCDONOUGH, GA	MCDONOUGH MARKETPLACE NE CORNER I75 & HIGHWAY 20	30253	SC	1999	2003	100.00%	4,670	$133,000	$28.48	100.0%

89	NEWNAN, GA	NEWNAN CROSSING 955-1063 BULLSBORO DRIVE NEWNA	30264	SC	1995	2003	100.00%	156,497	$1,260,004	$8.05	100.0%	Lowe’s #0033(2015), BELK(NOT OWNED), WAL MART(NOT OWNED)

90	PEACHTREE CITY, GA	PEACHTREE CITY MARKETPLACE MARKETPLACE CONNECTOR PEACHT	30269	SC	1999	2003	100.00%	50,367	$633,585	$12.94	97.2%	Staples(2015)

91	STOCKBRIDGE, GA (FREEWAY)	FREEWAY JUNCTION 3797-3879 HIGHWAY 138 SE STOCK	30281	SC	1988	2003	100.00%	162,778	$452,285	$6.21	44.7%	Ingles (Dark) #1466(2009)

92	STOCKBRIDGE, GA (PIKE)	PIKE NURSERIES-STOCKBRIDGE 599 HIGHWAY 138W	30281425	SC	1997	2003	100.00%	10,800	$244,145	$22.61	100.0%

93	STONE MOUNTAIN, GA (RIVER)	RIVERCLIFF VILLAGE STONE MOUNTAIN HIGHWAY STONE M	30047	SC	1999	2003	100.00%	2,000	$42,000	$21.00	100.0%

94	SUWANEE, GA (JOHNS)	JOHNS CREEK TOWNE CENTER 3630 PEACHTREE PARKWAY SUWANE	30024	SC	2001	2003	49.00%	306,206	$3,625,401	$12.00	98.7%	Kohl’s #447(2022), Michael’s #1587(2011), Staples #1162(2016), Kmart #9396(2026)

95	SUWANEE, GA (NOBLE)	THE VILLAGE AT NOBLE FARMS 1145 PEACHTREE INDUSTRIAL BOUL	30024	SC	1997	2003	100.00%	43,393	$808,579	$18.63	100.0%

96	TUCKER, GA	COFER CROSSING 4349-4375 LAWRENCEVILLE HWY	30084	SC	1998	2003	100.00%	120,332	$932,152	$7.75	100.0%	Goody’s #299(2014), Kroger #482(2019), WALMART(NOT OWNED)

97	UNION CITY, GA	SHANNON SQUARE 4720 JONESBORO ROAD	30291	SC	1986	2003	100.00%	100,002	$799,533	$8.24	97.0%	Ingles #407(2006), WAL MART(NOT OWNED)

98	WARNER ROBBINS, GA	WARNER ROBINS PLACE 2724 WATSON BOULEVARD	31093	SC	1997	2003	100.00%	107,941	$1,175,205	$10.89	100.0%	Tj Maxx #032(2010), Staples(2016), LOWE’S(NOT OWNED), WAL MART(NOT OWNED)

* 1.	Property Developed by the Company	* SC — Shopping Center
* 2.	Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center

*	Does Not Include Service Merchandise Interests

      Property Listing 7.1

Run Date: 04/23/2003
Time: 2:12:04PM

Property List*

							DDR	Owned	Total
			Zip	Type of	Year	Year	OwnerShip	Gross	Annualized	Average	Percent	Anchor Tenants
	Center/Property	Location	Code	Property	Developed	Acquired	Interest	Leasable	Base Rent	Base Rent	Occupied	(Lease Expiration)

99	WOODSTOCK, GA	WOODSTOCK PLACE 10029 HIGHWAY 928	30188	SC	1995	2003	100.00%	170,940	$1,493,157	$8.73	100.0%	Wal-Mart #575(2020)

	Idaho

100	IDAHO FALLS, ID	COUNTRY CLUB MALL 1515 NORTHGATE MILE	83401	SC	1976	1998	100.00%	145,985	$820,166	$6.55	85.7%	OFFICE MAX #666(2011), ALAMO GROUP(2006), FRED MEYER, INC.(NOT OWNED)

101	MERIDIAN, ID	MERIDIAN CROSSROADS EAGLE AND FAIRVIEW ROAD	83642	SC	1999	1 *	100.00%	399,137	$4,308,204	$10.93	98.8%	BED BATH & BEYOND #333(2011), OLD NAVY #6046(2005), SHOPKO STORES, INC.(2020), OFFICE DEPOT # 02087(2010), ROSS DRESS FOR LESS # 530(2012), MARSHALLS(2012), SPORTSMAN’S WAREHOUSE(2015)
	Illinois

102	DECATUR, IL	DECATUR MARKETPLACE MARYLAND STREET	62521	SC	1999	2003	100.00%	26,375	$270,024	$11.86	86.4%	WAL MART(NOT OWNED)

103	DEER PARK, IL	DEER PARK TOWN CENTER 20503 NORTH RAND ROAD	60074	LC	2000	1 *	24.75%	262,716	$6,772,265	$26.48	97.3%	GAP # 581(2010), BARNES & NOBLE(NOT OWNED)

104	HARRISBURG, IL	ARROWHEAD POINT 701 NORTH COMMERCIAL	62946	SC	1991	1994	100.00%	167,074	$879,805	$5.48	96.2%	WAL-MART STORES #237(2011), MAD-PRICER STORE/ROUNDY’S(2011)

105	KILDEER, IL	THE SHOPS AT KILDEER 20505 NORTH HIGHWAY 12	60047	SC	2001	2001	10.00%	155,490	$2,841,563	$18.27	100.0%	BED BATH & BEYOND(2012), CIRCUIT CITY(2017), OLD NAVY #6574(2006)

106	MOUNT VERNON, IL	TIMES SQUARE MALL 42ND AND BROADWAY	62864	MM	1974	2 *	100.00%	268,263	$869,975	$3.66	88.6%	SEARS #2181(2013), COUNTRY FAIR MARKET FRESH(2004), J.C. PENNEY #1717(2007)

107	SCHAUMBURG, IL	WOODFIELD VILLAGE GREEN 1430 EAST GOLF ROAD	60173	SC	1993	1995	20.00%	451,319	$7,197,865	$15.95	100.0%	CIRCUIT CITY #3111(2009), OFF 5TH(2011),
OFFICEMAX #203(2010), CONTAINER
STORE(2011), SPORTS AUTHORITY STORE
#675(2013), MARSHALLS #544(2009),
NORDSTROM RACK #224(2009), BORDERS
BOOKS#61(2009), EXPO DESIGN
CENTER(2019),
COSTCO(NOT OWNED), KLA/SM NEWCO
SCHAUMBURG, LLC(NOT OWNED), PRAIRIE
												ROCK RESTAURANT(NOT OWNED)

	Indiana

108	BEDFORD, IN	TOWN FAIR CENTER 1320 JAMES AVENUE	47421	SC	1993	2 *	100.00%	223,431	$1,352,497	$6.05	100.0%	K MART #7455(2008), GOODY’S #119 -4(2003), J. PENNEY #1324-4(2008), BUEHLER’S BUY LOW #4163(2010)

109	CONNERSVILLE, IN	WHITEWATER TRADE CENTER 2100 PARK ROAD	47331	SC	1991	2 *	100.00%	141,791	$845,486	$6.12	97.5%	COX NEW MARKET-4(2011), WAL-MART STORES #1729(2011)

110	HIGHLAND, IN	HIGHLAND GROVE SHOPPING CENTER HIGHWAY 41 & MAIN STREET	46322	SC	1995	1996	100.00%	295,193	$3,268,843	$11.15	99.3%	MARSHALL’S#663-1(2011), KOHL’S #229-1(2016), CIRCUIT CITY-1(2016), OFFICE MAX #590(2012), TARGET(NOT OWNED), JEWEL(NOT OWNED), BORDERS(NOT OWNED)
111	LAFAYETTE, IN	PARK EAST MARKETPLACE 4205 — 4315 COMMERCE DRIVE	47905	SC	2000	2003	100.00%	35,100	$448,910	$13.32	96.0%	WAL MART(NOT OWNED)

* 1.	Property Developed by the Company	* SC — Shopping Center
* 2.	Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center

*	Does Not Include Service Merchandise Interests

      Property Listing 7.1

Run Date: 04/23/2003
Time: 2:12:04PM

Property List

							DDR	Owned	Total
			Zip	Type of	Year	Year	OwnerShip	Gross	Annualized	Average	Percent
	Center/Property	Location	Code	Property	Developed	Acquired	Interest	Leasable	Base Rent	Base Rent	Occupied	Anchor Tenants (Lease Expiration)

	Iowa

112	CEDAR RAPIDS, IA	NORTHLAND SQUARE 303 -367 COLLINS ROAD, NE	52404	SC	1984	1998	100.00%	187,068	$1,760,537	$9.41	100.0%	TJ MAXX #119(2004), OFFICE MAX #211(2010), BARNES & NOBLE #2587(2010), KOHL’S #217(2021)

113	OTTUMWA, IA	QUINCY PLACE MALL 819 1110 QUINCY AVENUE	52501	MM	1990	2 *	100.00%	194,703	$1,316,224	$7.27	93.0%	HERBERGER’S #326(2005), J.C. PENNEY #2438(2005), OFFICEMAX #1033(2015), WAL-MART(NOT OWNED), TARGET(NOT OWNED)

	Kansas

114	LEAWOOD, KS	TOWN CENTER PLAZA 5100 W 119TH STREET	66209	LC	1990	1998	50.00%	412,879	$7,018,379	$26.06	65.2%	BARNES & NOBLE #2668(2011)

115	MERRIAM, KS	MERRIAM TOWN CENTER 5700 ANTIOCH ROAD	66202	SC	1998	1 *	50.00%	344,009	$3,927,609	$11.42	100.0%	OFFICEMAX #924(2013), #240(2019), PETSMART HEN HOUSE #31(2018), MARSHALLS #8716(2008), DICK’S SPORTING GOODS # 119(2016), CINEMARK/TINSELTOWN 20(2018), HOME
												DEPOT #2202(NOT OWNED)

116	OLATHE, KS (DEVONSHIRE)	DEVONSHIRE VILLAGE 127th STREET & MUR-LEN ROAD	66062	SC	1987	1998	23.75%	48,732	$382,053	$8.77	89.4%

117	OVERLAND PARK, KS (CHEROKEE	CHEROKEE NORTH SHOPPING CENTE	66212	SC	1987	1998	23.75%	55,565	$676,416	$12.81	95.0%
		8800-8934 W 95th STREET

118	OVERLAND PARK, KS (POINTE)	OVERLAND POINTE MARKETPLACE INTER 135TH & ANTIOCH RD	66213	SC	2001	2003	100.00%	5,280	$120,900	$22.90	100.0%

119	SHAWNEE, KS (QUIVIRA PARCEL)	TEN QUIVIRA PARCEL 63rd ST. & QUIVIRA ROAD	66216	SC	1972	1998	23.75%	12,000	$194,271	$16.19	100.0%

120	SHAWNEE, KS (TEN QUIVIRA)	TEN QUIVIRA SHOPPING CENTER 63rd STREET & QUIVIRA ROAD	66216	SC	1992		23.75%	162,843	$817,845	$5.57	90.2%	PRICE CHOPPER FOODS(2005), WESTLAKE HARDWARE #17(2005)

121	WICHITA, KS (EASTGATE)	EASTGATE PLAZA SOUTH ROCK ROAD	67207	SC	1955	2002	100.00%	205,200	$1,833,141	$12.56	71.1%	OFFICEMAX #31(2007), TJ MAXX #316(2006), BARNES & NOBLE #2824(2012), KCBB, INC BURLINGTON(NOT OWNED)

	Kentucky

122	HAZARD, KY	GRAND VUE PLAZA KENTUCKY HIGHWAY 80	41701	SC	1978	2 *	100.00%	111,492	$376,105	$4.32	78.1%	WRIGHT LUMBER(2007)

123	LEXINGTON, KY (NORTH)	NORTH PARK MARKETPLACE 524 WEST NEW CIRCLE	40511	SC	1998	2003	100.00%	48,920	$662,871	$14.37	94.3%	Staples(2016), WAL MART(NOT OWNED)

124	LEXINGTON, KY (SOUTH)	SOUTH FARM MARKETPLACE MAN-O-WAR BOULEVARD AND NICHOL	40503	SC	1998	2003	100.00%	27,643	$569,084	$20.59	100.0%	LOWE’S(NOT OWNED), WAL MART(NOT OWNED)

125	RICHMOND, KY	CARRIAGE GATE 833-847 EASTERN BY-PASS	40475	SC	1992	2003	100.00%	158,041	$1,002,149	$6.44	98.5%	Food Lion (Dark) #1203(2017), Kmart #4864(2017), BALLARD’S(NOT OWNED)

* 1.	Property Developed by the Company	* SC — Shopping Center
* 2.	Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center

*	Does Not Include Service Merchandise Interests

      Property Listing 7.1 *

Run Date: 04/23/2003
Time: 2:12:04PM

Property List*

							DDR	Owned	Total
			Zip	Type of	Year	Year	OwnerShip	Gross	Annualized	Average	Percent	Anchor Tenants
	Center/Property	Location	Code	Property	Developed	Acquired	Interest	Leasable	Base Rent	Base Rent	Occupied	(Lease Expiration)

	Maine

126	BRUNSWICK, ME	COOK’S CORNERS 172 BATH ROAD	04011	SC	1965	1997	100.00%	305,620	$2,396,656	$7.94	98.8%	HOYTS CINEMAS #445-02 BRUNSWIK(2010), BRUNSWICK BOOKLAND(2004), BIG LOTS (2008), T J MAXX #114(2004), SEARS #2203(2012)

	Maryland

127	SALISBURY, MD	THE COMMONS E. NORTH POINT DRIVE	21801	SC	1999	1*	100.00%	98,635	$1,234,325	$12.51	100.0%	OFFICEMAX #798(2013), MICHAEL’S #9914(2009), TARGET (NOT OWNED), HOME DEPOT (NOT OWNED)

128	SALISBURY, MD (DEV JV)	THE COMMONS(PHASE III) NORTH POINTE DRIVE	21801	SC	2000	1*	50.00%	27,500	$346,500	$12.60	100.0%

	Massachusetts

129	EVERETT, MA	GATEWAY CENTER 1 MYSTIC VIEW ROAD	02149	SC	2001	1*	100.00%	229,682	$3,453,861	$15.54	96.8%	BED BATH AND BEYOND 2011), OLD NAVY #6172(2011), OFFICEMAX # 600(2020), BABIES US #6443(2013), MICHAEL’S #01597(2012), COSTCO(NOT OWNED), TARGET(NOT OWNED), HOME DEPOT(NOT OWNED)

130	FRAMINGHAM, MA	SHOPPER’S WORLD 1 WORCESTER ROAD	01701	SC	1994	1995	20.00%	768,555	$13,019,783	$17.35	97.7%	TOYS R US #7505(2020),
JORDON MARSH /FEDERATED(2020), TJ MAXX#147(2010),
BABIES “R” US(2013),
DSW SHOE WAREHOUSE(2007),
A.C. MOORE(2007),
MARSHALLS#612(2011),
BOBS(2011),
LINENS ‘N THINGS#436(2011),
SPORTS AUTHORITY#858(2015),
OFFICEMAX #121(2011),
BEST BUY#532(2014),
BARNES & NOBLE #2645(2011),
KOHL’S(2005),
												GENERAL CINEMA #971(2014)

	Michigan

131	BAD AXE, MI	HURON CREST PLAZA 850 NORTH VAN DYKE ROAD	48413	SC	1991	2*	100.00%	63,415	$537,508	$8.70	97.5%	GREAT A & P TEA #55492(2012), WAL-MART(NOT OWNED)

132	CHEBOYGAN, MI	KMART SHOPPING PLAZA 1109 EAST STATE	49721	SC	1988	2*	100.00%	95,094	$428,543	$4.51	100.0%	CARTER’S FOOD CENTER (2004), CARTER’S FOOD CENTER(2004), K MART #9245(2005), KMART(NOT OWNED)

133	DETROIT, MI	BELAIR CENTER 8400 E. EIGHT MILE ROAD	48234	SC	1989	1998	100.00%	343,502	$2,198,460	$9.04	70.8%	PHOENIX THEATERS(2011), BALLY TOTAL FITNESS(2016), BIG LOTS STORES, INC.(2008), KIDS “R” US, INC. #1167(2013), TOYS “R” US, INC.(2021), TARGET(NOT OWNED)

134	GAYLORD, MI	PINE RIDGE SQUARE 1401 WEST MAIN STREET	49735	SC	1991	2*	100.00%	190,482	$1,047,154	$5.50	100.0%	WAL-MART STORES #1542(2010), BUY LOW/ROUNDY’S — 4(2011)

135	GRANDVILLE, MI	GRANDVILLE MARKETPLACE INTERSECT 44TH ST & CANAL AVE	49418	SC	2001	2003	100.00%	160,801	$1,573,351	$9.78	100.0%	Circuit City(2017), Linen ‘N Things #682(2013), Gander Mountain(2016), LOWE’S (NOT OWNED)

136	HOUGHTON, MI	COPPER COUNTRY MALL HIGHWAY M26	49931	MM	1981	2*	100.00%	257,863	$748,914	$4.83	60.2%	J.C. PENNEY #20430(2005), OFFICEMAX #1116(2014)

137	HOWELL, MI	GRAND RIVER PLAZA 3599 EAST GRAND RIVER	48843	SC	1991	2*	100.00%	215,047	$1,305,771	$6.07	100.0%	WAL-MART STORES #1754(2011), KROGER #633(2012)

* 1.	Property Developed by the Company	* SC — Shopping Center
* 2.	Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center

*	Does Not Include Service Merchandise Interests

      Property Listing 7.1

Run Date: 04/23/2003
Time: 2:12:04PM

Property List*

							DDR	Owned	Total
			Zip	Type of	Year	Year	OwnerShip	Gross	Annualized	Average	Percent	Anchor Tenants
	Center/Property	Location	Code	Property	Developed	Acquired	Interest	Leasable	Base Rent	Base Rent	Occupied	(Lease Expiration)

138	LANSING, MI	THE MARKETPLACE AT DELTA TOWN 8305 WEST SAGINAW HWY 196 RAMP	48917	SC	2000	2003	100.00%	93,269	$993,036	$10.65	100.0%	Michael’s(2011), Gander Mountain(2015), LOWE’S(NOT OWNED), WAL MART(NOT OWNED)

139	MT. PLEASANT, MI	INDIAN HILLS PLAZA 4208 E BLUE GRASS ROAD	48858	SC	1990	2*	100.00%	248,963	$1,391,096	$6.11	91.5%	WAL-MART STORES #1428(2009), BIG LOTS #377-4(2004), KROGER #889(2011)

140	SAULT ST. MARIE, MI	CASCADE CROSSINGS 4516 I-75 BUSINESS SPUR	49783	SC	1993	1994	100.00%	270,761	$1,701,542	$6.33	99.3%	WAL-MART STORES #1936(2012), J.C. PENNEY #2625(2008), OFFICE MAX #731(2013), GLEN’S MARKET(2013)

141	WALKER, MI	GREEN RIDGE SQUARE 3390-B ALPINE AVE NW	49504	SC	1989	1995	100.00%	133,892	$1,450,205	$11.04	98.1%	T.J. MAXX #160(2005), OFFICE DEPOT #241(2005), TARGET(NOT OWNED), MEDIA PLAY(NOT OWNED), TOYS R US(NOT OWNED), CIRCUIT CITY(NOT OWNED)

	Minnesota

142	BEMIDJI, MN	PAUL BUNYAN MALL 1201 PAUL BUNYAN DRIVE	56601	MM	1977	2*	100.00%	297,586	$1,404,282	$4.95	95.4%	K MART #9204(2007), HERBERGER’S #348(2005), J.C. PENNEY #1091-8(2008)

143	BRAINERD, MN	WESTGATE MALL 1200 HIGHWAY 210 WEST	56401	MM	1985	2*	100.00%	260,319	$1,963,069	$7.59	99.3%	K MART #9525(2004), HERBERGER’S #23(2013), MOVIES 10/WESTGATE MALL/#205(2011)

144	COON RAPIDS, MN	RIVERDALE VILLAGE PERIMETER 12921 RIVERDALE DRIVE	55433	SC	1999	1*	25.00%	470,900	$4,703,408	$9.99	100.0%	KOHL’S #408(2020), JO-ANN STORES #1941(2010), LINENS ‘N THINGS(2016), OLD NAVY # 5958(2007), SEARS, ROEBUCK AND CO.(2017), SPORTSMEN’S WAREHOUSE(2017), BEST BUY STORES, L.P.(2013),
												COSTCO(NOT OWNED)

145	COON RAPIDS, MN (DEVELOPMENT	RIVERDALE VILLAGE CENTRAL 12921 RIVERDALE DRIVE	55433	SC	203	1*	100.00%	87,703	$1,609,376	$18.35	100.0%	BORDERS(2023)

146	EAGAN, MN	EAGAN PROMENADE 1299 PROMENADE PLACE	55122	SC	1997	1997	50.00%	293,007	$3,179,299	$11.86	91.5%	BYERLY’S(2016), BARNES & NOBLE #2820(2012), OFFICEMAX #604(2013), MICHAEL’S #9841(2008), T J MAXX #379(2007), BED BATH & BEYOND(2012), ETHAN ALLEN FURNITURE(NOT OWNED)

147	HUTCHINSON, MN	HUTCHINSON MALL 1060 SR 15	55350	MM	1981	2*	100.00%	121,001	$651,632	$6.05	89.0%	J.C. PENNEY #1076-9 -4(2006), KMART(NOT OWNED)

148	MINNEAPOLIS, MN (MAPLE GROVE)	MAPLE GROVE CROSSING WEAVER LAKE ROAD & I-94	55369	SC	1995	1996	50.00%	267,029	$2,837,043	$10.62	100.0%	KOHL’S #241(2016), BARNES & NOBLE-#2749(2011), GANDER MOUNTAIN(2011), MICHAELS STORES, INC.(2012), BED, BATH AND BEYOND(2012), CUB FOODS(NOT OWNED)

149	ST. PAUL, MN	MIDWAY MARKETPLACE 1450 UNIVERSITY AVENUE WEST	55104	SC	1995	1997	100.00%	324,354	$2,622,578	$8.09	100.0%	K MART #4803(2022), CUB FOODS(2015), PETSMART #466(2011), MERVYN’S #312(2016), BORDERS BOOKS AND MUSIC(NOT OWNED),
												HERBERGER’S(NOT OWNED)

150	WORTHINGTON, MN	NORTHLAND MALL 1635 OXFORD STREET	56187	MM	1977	2*	100.00%	185,658	$633,368	$5.46	62.5%	J.C. PENNEY #2271-5 -4(2007), HY VEE FOOD STORES-3(2011)

	Mississippi

151	GULFPORT, MS	CROSSROADS CENTER CROSSROADS PARWAY	39503	SC	1999	2003	100.00%	464,302	$4,182,667	$10.52	85.6%	ACADEMY(2015), GOODY’S FAMILY CLOTHING(2011), T.J. MAXX(2009), TINSELTOWN (INTENDED PER LEASE(2019), OFFICE DEPOT(2014), BARNES & NOBLE(2015),

* 1.	Property Developed by the Company	* SC — Shopping Center
* 2.	Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center

*	Does Not Include Service Merchandise Interests

      Property Listing 7.1

Run Date: 04/23/2003
Time: 2:12:04PM

Property List*

							DDR	Owned	Total
			Zip	Type of	Year	Year	OwnerShip	Gross	Annualized	Average	Percent	Anchor Tenants
	Center/Property	Location	Code	Property	Developed	Acquired	Interest	Leasable	Base Rent	Base Rent	Occupied	(Lease Expiration)

152	JACKSON, MS (JUNCTION)	THE JUNCTION 6351 I-55 NORTH3	39213	SC	1996	2003	100.00%	107,780	$1,098,619	$10.19	100.0%	Petsmart #520(2012), Office Depot #358(2016), HOME DEPOT(NOT OWNED), TARGET(NOT OWNED)

153	JACKSON, MS (METRO)	METRO STATION 4700 ROBINSON ROAD	39204	SC	1997	2003	50.00%	52,617	$374,916	$8.09	88.0%	Office Depot #414(2012), HOME DEPOT(NOT OWNED)

154	OXFORD, MS	OXFORD PLACE 2015-2035 UNIVERSITY AVENUE	38655	SC	2000	2003	100.00%	71,866	$283,304	$4.08	96.7%	Kroger(2020)

155	SALTILLO, MS	CROSS CREEK SHOPPING CENTER 1040-1184 CROSS CREEK DRIVE	38866	SC	1999	2003	100.00%	65,269	$586,161	$8.98	100.0%	Staples 1172(2016), HOME DEPOT(NOT OWNED)

156	STARKVILLE, MS	STARKVILLE CROSSING 882 HIGHWAY 12 WEST	39759	SC	1990	1994	100.00%	234,652	$1,162,886	$5.17	95.9%	WAL-MART STORES #112(2015), J.C. PENNEY #2447(2010), KROGER #381(2012)

157	TUPELO, MS	BIG OAKS CROSSING 3850 N GLOSTER ST	38801	SC	1992	1994	100.00%	348,236	$1,992,638	$5.72	100.0%	SAM’S WHOLESALE CLUB#6329(2012), GOODY’S #39(2002), WAL-MART STORES #258(2012)
	Missouri

158	ARNOLD, MO	JEFFERSON COUNTY PLAZA VOGEL ROAD	63010	SC	2002	1 *	50.00%	29,127	$347,604	$12.81	93.1%	HOME DEPOT(NOT OWNED), TARGET(NOT OWNED)

159	FENTON, MO	FENTON PLAZA GRAVOIS & HIGHWAY 141	63206	SC	1970	2 *	100.00%	93,548	$760,084	$9.74	83.4%

160	INDEPENDENCE, MO	INDEPENDENCE COMMONS 900 EAST 39TH STREET	64057	SC	1995	1995	100.00%	382,955	$4,408,941	$11.59	99.3%	KOHL’S DEPARTMENT #230(2016), BED, BATH BEYOND #107(2012), MARSHALLS #675(2012), RHODES FURNITURE, INC.(2016), BARNES & NOBLE #2732(2011), AMC THEATRE(2015)
161	KANSAS CITY, MO (BRYWOOD)	BRYWOOD CENTER 8600 E. 63rd STREET	64133	SC	1972	1998	23.75%	208,234	$910,720	$5.07	86.3%	BIG LOTS #489(2004), PRICE CHOPPER(2004)

162	KANSAS CITY, MO (WILLOW)	THE SHOPS @ WILLOW CREEK 101st TERRACE & WORNALL ROAD	64114	SC	1973	1998	23.75%	15,205	$255,784	$16.82	100.0%

163	SPRINGFIELD,MO (MORRIS)	MORRIS CORNERS 1425 EAST BATTLEFIELD	65804	SC	1989	1998	100.00%	56,033	$414,474	$7.40	100.0%	TOYS R US #9512(2013)

164	ST. JOHN, MO	ST. JOHN CROSSINGS 9000-9070 ST. CHARLES ROCK ROAD	63114	SC	2002	2003	100.00%	66,244	$692,250	$10.45	100.0%	Shop ‘N Save(2022)

165	ST. LOUIS (SUNSET), MO	PLAZA AT SUNSET HILL 10980 SUNSET PLAZA	63128	SC	1997	1998	100.00%	415,435	$4,751,320	$11.52	99.3%	BED BATH AND BEYOND(2012), MARSHALLS OF SUNSET HILLS(2012), HOME DEPOT #1089(2023), PETSMART #260(2012), BORDERS #110(2011), TOYS R US #9565(2013), COMP USA COMPUTER SUPER #1012(2013)

* 1.	Property Developed by the Company	* SC — Shopping Center
* 2.	Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center

*	Does Not Include Service Merchandise Interests

      Property Listing 7.1

Run Date: 04/23/2003
Time: 2:12:04PM

Property List*

							DDR	Owned	Total
			Zip	Type of	Year	Year	OwnerShip	Gross	Annualized	Average	Percent	Anchor Tenants
	Center/Property	Location	Code	Property	Developed	Acquired	Interest	Leasable	Base Rent	Base Rent	Occupied	(Lease Expiration)

166	ST. LOUIS, MO (CLOCKTOWER)	CLOCKTOWER PLACE 11298 W. FLORISSANT AVE	63033	SC	1998	1998	50.00%	211,045	$2,186,325	$10.52	98.4%	TJ MAXX #389(2008), OFFICE DEPOT#522(2008), DIERBERG’S MARKETPLACE, INC.(2007)

167	ST.LOUIS, MO (KELLER PLAZA)	KELLER PLAZA 4500 LEMAY FERRY ROAD	63129	SC	1987	1998	100.00%	52,842	$178,980	$7.84	43.2%	SAM’S(NOT OWNED)

168	ST.LOUIS, MO (BRENTWOOD)	PROMENADE AT BRENTWOOD 1 BRENTWOOD PROMENADE COURT	63144	SC	1998	1998	100.00%	299,584	$3,931,703	$13.12	100.0%	TARGET #1102(2023), BED BATH & BEYOND #219(2004), PETSMART #255(2014), SPORTS AUTHORITY(2013)

169	ST.LOUIS, MO (GRAVOIS VILLAGE)	GRAVOIS VILLAGE 4523 GRAVOIS VILLAGE PLAZA	63049	SC	1983	1998	100.00%	110,992	$630,266	$5.84	97.2%	K MART #7543(2008)

170	ST.LOUIS, MO (HOME QUARTERS)	HOME QUARTERS 6303 S. LINBERGH BLVD	63123	SC	1992	1998	100.00%	91,783	$321,240	$3.50	100.0%	WEEKENDS ONLY FURNITURE(2007)

171	ST.LOUIS, MO (OLYMPIC OAKS)	OLYMPIC OAKS VILLAGE 12109 MANCHESTER ROAD	63121	SC	1985	1998	100.00%	92,372	$1,419,500	$15.37	100.0%	TJ MAXX #329(2006)

	Nevada

172	LAS VEGAS, NV (DECATUR)	FAMILY CENTER @ LAS VEGAS 14833 WEST CHARLESTON BLVD	89102	SC	1973	1998	100.00%	49,555	$476,795	$10.03	96.0%	ALBERTSON’S(NOT OWNED)

173	LAS VEGAS, NV (MARYLAND)	FAMILY PLACE @ LAS VEGAS 14833 WEST CHARLESTON BLVD	89102	SC	2003	1 *	100.00%	21,140	$304,800	$14.42	100.0%

174	RENO, NV	RENO RIVERSIDE EAST FIRST STREET AND SIERRA	89505	SC	2000	2000	100.00%	52,474	$33,748	$0.65	99.6%	CENTURY THEATRE, INC.(2014)

	New Jersey
175	HAMILTON, NJ	HAMILTON MARKETPLACE NJ STATE HWY 130 & KLOCKNER RD	08691	SC	2002	2003	100.00%	95,046	$862,952	$9.08	100.0%	Kohl’s(2023), LOWE’S(NOT OWNED)

176	PRINCETON, NJ	NASSAU PARK SHOPPING CENTER ROUTE 1 & QUAKER BRIDGE ROAD	42071	SC	1995	1997	100.00%	211,649	$3,696,446	$19.19	91.0%	BORDERS #131(2011), BEST BUY #578(2012), LINENS ‘N THINGS #462(2011), PETSMART #577(2011), WAL-MART(NOT OWNED), SAM’S(NOT OWNED), HOME DEPOT(NOT OWNED), TARGET(NOT OWNED)
177	PRINCETON, NJ (PAVILION)	NASSAU PARK PAVILION ROUTE 1 AND QUAKER BRIDGE ROAD	42071	SC	1999	1 *	100.00%	202,622	$3,099,250	$15.30	100.0%	DICK’S SPORTING GOOD #105(2015), MICHAEL’S(2009), KOHL’S #294(2019), WEGMAN’S MARKET(NOT OWNED)
	New Mexico

178	LOS ALAMOS, NM	MARI MAC VILLAGE 800 TRINITY DRIVE	87533	SC	1978	2 *	100.00%	97,970	$609,099	$6.55	94.9%	SMITH’S FOOD & DRUG CENTERS(2007), FURR’S PHARMACY #887-4(2003), BEALL’S #0180(2009)
	North Carolina

* 1.	Property Developed by the Company	* SC — Shopping Center
* 2.	Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center

*	Does Not Include Service Merchandise Interests

      Property Listing 7.1

Run Date: 04/23/2003
Time: 2:12:04PM

Property List *

							DDR	Owned	Total
			Zip	Type of	Year	Year	OwnerShip	Gross	Annualized	Average	Percent	Anchor Tenants
	Center/Property	Location	Code	Property	Developed	Acquired	Interest	Leasable	Base Rent	Base Rent	Occupied	(Lease Expiration)

179	ASHEVILLE, NC	RIVER HILLS 299 SWANNANOA RIVER ROAD	28805	SC	1996	2003	100.00%	190,970	$1,876,020	$9.82	100.0%	Goody’s 20923 — #123(2007), Carmike Cinemas(2017), Circuit City(2017), Dick’s Sporting Goods(2017), Michael’s(2008), Officemax #577(2011)

180	DURHAM, NC	OXFORD COMMONS 3500 OXFORD ROAD	27702	SC	1990	2 *	100.00%	203,934	$1,209,110	$6.33	93.7%	FOOD LION #747-3(2010), BURLINGTON COAT FACTORY(2007), WAL-MART(NOT OWNED)

181	FAYETTEVILLE, NC	CROSS POINTE CENTRE 5075 MORGANTON ROAD	28314	SC	1985	2003	100.00%	164,157	$1,129,841	$6.88	100.0%	Dev Rlty(Ac Mre/Circcty/Stpls)(2012), Tj Maxx #354(2006)

182	HENDERSONVILLE, NC	EASTRIDGE CROSSING 200 THOMPSON STREET	28792	SC	1995	2003	100.00%	170,792	$600,340	$3.71	94.8%	Ingles (Dark) #112(2009), Wal-Mart (Dark) #1242(2008)

183	NEW BERN, NC	RIVERTOWNE SQUARE 3003 CLAREDON BLVD	28561	SC	1989	2 *	100.00%	68,130	$592,668	$8.70	100.0%	GOODY’S #4(2007), WAL-MART(NOT OWNED)

184	WASHINGTON, NC	PAMLICO PLAZA 536 PAMLICO PLAZA	27889	SC	1990	2 *	100.00%	93,527	$493,112	$5.27	100.0%	WAL-MART STORES #1354(2009), WAL-MART(NOT OWNED)

185	WAYNESVILLE, NC	LAKESIDE PLAZA 201 PARAGON PARKWAY	28721	SC	1990	2 *	100.00%	181,894	$1,152,933	$6.34	100.0%	WAL-MART STORE #1663(2011), FOOD LION #957-2(2011)

186	WILMINGTON, NC	UNIVERSITY CENTRE S. COLLEGE RD & NEW CENTRE DR	28403	SC	1989	2 *	100.00%	410,491	$3,300,892	$9.47	84.9%	BARNES & NOBLE #2762(2007), LOWE’S HOME CENTER #445 -4(2014), OLD NAVY #5471(2006), BED BATH & BEYOND # 418(2012), ROSS DRESS FOR LESS(2012), GOODY’S #175 -4(2005), SAM’S(NOT OWNED)
	North Dakota

187	DICKINSON, ND	PRAIRIE HILLS MALL 1681 THIRD AVENUE	58601	MM	1978	2 *	100.00%	266,161	$1,171,621	$4.58	96.1%	K MART #9564(2003), HERBERGER’S #30(2005), J.C. PENNEY #1628-7(2008)

188	GRAND FORKS, ND	OFFICE MAX 2500S COLUMBIA ROAD	58201	SC	1978	1999	83.75%	31,812	$147,540	$4.64	100.0%	OFFICE DEPOT#2082(2010)

	Ohio

189	ASHLAND, OH	CLAREMONT PLAZA US ROUTE 42	44805	SC	1977	2 *	100.00%	110,656	$72,773	$2.68	24.5%	QUALITY STORES #3116(2005)

190	AURORA, OH	BARRINGTON TOWN SQUARE 70-130 BARRINGTON TOWN SQUARE	44202	SC	1996	1 *	100.00%	64,700	$639,967	$12.78	77.4%	HEINEN’S(NOT OWNED)

191	BELLEFONTAINE, OH	SOUTH MAIN STREET PLAZA 2250 SOUTH MAIN STREET	43311	SC	1995	1998	100.00%	52,399	$432,292	$8.25	100.0%	GOODY’S STORE # 314(2010), STAPLES # 1146(2010)

192	BOARDMAN, OH	SOUTHLAND CROSSING I-680 & US ROUTE 224	44514	SC	1997	1 *	100.00%	506,254	$4,121,584	$8.14	100.0%	LOWE’S COMPANIES #188(2016), BABIES “R” US #9254(2009), STAPLES STORE #817(2012), DICKS CLOTHING & SPORTING(2012), WAL-MART STORES #2211(2017), PETSMART #558(2013), GIANT EAGLE, INC(2018)

* 1.	Property Developed by the Company	* SC — Shopping Center
* 2.	Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center

*	Does Not Include Service Merchandise Interests

      Property Listing 7.1

Run Date: 04/23/2003
Time: 2:12:04PM

Property List *

							DDR	Owned	Total
			Zip	Type of	Year	Year	OwnerShip	Gross	Annualized	Average	Percent	Anchor Tenants
	Center/Property	Location	Code	Property	Developed	Acquired	Interest	Leasable	Base Rent	Base Rent	Occupied	(Lease Expiration)

193	CANTON, OH (EVERHARD ROAD)	BELDEN PARK CROSSINGS 5496 DRESSLER ROAD	44720	SC	1995	1 *	100.00%	248,315	$2,656,803	$10.84	98.7%	DICK’S CLOTHING & SPORTING #64(2010), DSW SHOE WAREHOUSE(2011), KOHL’S DEPARTMENT STORE#239(2016)

194	CANTON, OH (PHASE II)	BELDEN PARK CROSSINGS (II) DRESSLER ROAD	44720	SC	1997	1 *	100.00%	227,431	$2,136,031	$9.74	96.4%	VALUE CITY FURNITURE #55(2011), H.H. GREGG APPLIANCES(2011), JO-ANN STORES #1900(2008), PETSMART #523(2013)

195	CHILLICOTHE, OH	CHILLICOTHE PLACE 867 N BRIDGE STREET	45601	SC	1974	2 *	100.00%	236,009	$1,833,737	$7.77	100.0%	LOWE’S HOME CENTERS #472-2(2015), KROGER #348(2016), OFFICE MAX #617(2013)

196	CINCINNATI, OH	GLENWAY CROSSING 5100 GLENCROSSING WAY	45238	SC	1990	2 *	100.00%	235,433	$1,936,121	$10.76	76.4%	WINN DIXIE STORES #1771 -4(2010), MICHAEL’S(2006)

197	CLEVELAND, OH (WEST 65th)	KMART PLAZA — WEST 65TH 3250 WEST 65TH STREET	44102	SC	1977	2 *	100.00%	49,420	$265,996	$5.52	97.6%	GREAT A & P TEA #23001-4(2007), KMART(NOT OWNED)

198	COLUMBUS, OH (DUBLIN VILLAGE)	DUBLIN VILLAGE CENTER 6561-6815 DUBLIN CENTER DRIVE	43017	SC	1987	1998	80.01%	326,912	$1,824,551	$11.82	47.2%	AMC THEATRE(2007), B.J.’S WHOLESALE CLUB(NOT OWNED)

199	COLUMBUS, OH (EASTON MARKET	EASTON MARKET 3740 EASTON MARKET	43230	SC	1998	1998	100.00%	509,611	$6,062,342	$11.90	100.0%	COMPUSA, INC #533(2013), STAPLES, INC. #603(2013), PETSMART, INC. #550(2015), GOLFSMITH GOLF CENTER(2013), MICHAEL’S
												#9876(2013), GALYAN’S(2013), DSW SHOE WAREHOUSE(2012), KITTLE’S HOME FURNISHINGS(2012), BED BATH & BEYOND, INC.(2014), TJ MAXX#447(2008)
200	COLUMBUS, OH (LENNOX TOWN)	LENNOX TOWN CENTER 1647 OLENTANGY RIVER ROAD	43212	SC	1997	1998	50.00%	352,913	$3,344,654	$9.48	100.0%	TARGET#1058(2016), BARNES & NOBLE#2860(2007), STAPLES #451(2011), AMC THEATRES LENNOX 24(2021)

201	COLUMBUS, OH (SUN CENTER)	SUN CENTER 3622-3860 DUBLIN GRANVILLE RD	43017	SC	1995	1998	79.45%	305,428	$3,218,121	$10.99	95.9%	BABIES R US #9242(2011), MICHAEL’S(2013), RHODES FURNITURE(2012), STEIN MART #130(2007), BIG BEAR(2016), STAPLES #403(2010)
202	DUBLIN, OH (PERIMETER CENTER)	PERIMETER CENTER 6644-6804 PERIMETER LOOP ROAD	43017	SC	1996	1998	100.00%	137,556	$1,626,489	$11.82	100.0%	BIG BEAR(2016)

203	EASTLAKE, OH	KMART PLAZA 33752 VINE STREET	44094	SC	1971	2 *	100.00%	4,000	$0	$0.00	0.0%	KMART(NOT OWNED)

204	ELYRIA, OH	ELYRIA SHOPPING CENTER 825 CLEVELAND	44035	SC	1977	2 *	100.00%	150,200	$521,970	$7.44	46.7%	FIRST NAT’L SUPERMARKET #811(2010)

205	GALLIPOLIS, OH	GALLIPOLIS MARKETPLACE 2145 EASTERN AVENUE	45631	SC	1998	2003	100.00%	25,950	$276,944	$12.73	83.8%	WAL MART(NOT OWNED)

206	GROVE CITY, OH	(DERBY SQUAREDERBY SQUARE SHOPPING CENTER	43123	SC	1992	1998	100.00%	128,210	$1,321,967	$10.31	100.0%	BIG BEAR(2012)
		2161-2263 STRINGTOWN ROAD

* 1.	Property Developed by the Company	* SC — Shopping Center
* 2.	Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center

*	Does Not Include Service Merchandise Interests

      Property Listing 7.1

Run Date: 04/23/2003
Time: 2:12:04PM

Property List *

							DDR	Owned	Total
			Zip	Type of	Year	Year	OwnerShip	Gross	Annualized	Average	Percent	Anchor Tenants
	Center/Property	Location	Code	Property	Developed	Acquired	Interest	Leasable	Base Rent	Base Rent	Occupied	(Lease Expiration)

207	HAMILTON, OH	H.H. GREG 1371 MAIN STREET	43450	SC	1986	1998	100.00%	40,000	$230,000	$5.75	100.0%	ROUNDY’S(2006)

208	HILLSBORO, OH	HILLSBORO SHOPPING CENTER 1100 NORTH HIGH STREET	45133	SC	1979	2 *	100.00%	58,564	$193,611	$6.54	50.6%	BOB & CARL’S(NOT OWNED)

209	HUBER HTS., OH	NORTH HEIGHTS PLAZA 8280 OLD TROY PIKE	45424	SC	1990	2 *	100.00%	163,741	$1,647,221	$10.39	96.8%	CUB FOODS(2011), WAL-MART(NOT OWNED)

210	LEBANON, OH	COUNTRYSIDE PLACE 1879 DEERFIELD ROAD	45036	SC	1990	2 *	100.00%	17,000	$109,684	$8.99	71.8%	WAL-MART(NOT OWNED), ERB LUMBER(NOT OWNED)

211	MACEDONIA, OH	MACEDONIA COMMONS MACEDONIA COMMONS BLVD	44056	SC	1994	1994	50.00%	233,639	$2,440,023	$10.44	100.0%	FIRST NATL. SUPERMARKETS #26(2018), KOHL’S #235(2016), WAL-MART(NOT OWNED)

212	MACEDONIA, OH (PHASE II)	MACEDONIA COMMONS (PHASE II)	44056	SC	1999	1 *	100.00%	169,481	$1,601,734	$9.45	100.0%	CINEMARK(2019), HOME DEPOT #3824(2020)
		8210 MACEDONIA COMMONS

213	NILES, OH	GREAT EAST PLAZA 909 GREAT EAST PLAZA	44446	SC	1980	1999	83.75%	33,000	$0	$0.00	0.0%

214	NORTH OLMSTED, OH	GREAT NORTHERN PLAZA NORTH 25859-26437 GREAT NORTHERN	44070	SC	1958	1997	100.00%	625,080	$7,591,589	$12.31	98.7%	KIDS R US #1173(2008), BED BATH & BEYOND, INC.(2012), PETSMART #529(2008), HOME DEPOT USA #3803(2019), K & G MEN’S COMPANY, INC.(2008), JO-ANN STORES #1923(2009), MARC’S(2012), COMP USA INC.
												#577(2007), BEST BUY #279(2010), MARSHALLS #8267/TJX COMPANY(2005), KRONHEIMS FURNITURE(2012), TOP’S SUPERMARKET(NOT OWNED)
215	NORTH OLMSTED, OH (BABIES)	BABIES R’ US PLAZA 26520 LORAIN AVENUE	44070	SC	1978	1999	83.75%	64,942	$419,060	$7.44	86.7%	BABIES “R” US #9284(2011)

216	PATASKALA, OH	VILLAGE MARKET/RITE AID CENTER	43062	SC	1980	1998	100.00%	33,270	$194,600	$5.85	100.0%	CARDINAL (GARDNERS/LANCASTER)(2007)
		78-80 OAK MEADOW DRIVE

217	PICKERINGTON, OH	SHOPPES AT TURNBERRY 1701-1797 HILL ROAD NORTH	43147	SC	1990	1998	100.00%	59,495	$650,283	$14.90	73.4%

218	SOLON, OH	UPTOWN SOLON KRUSE DRIVE	44139	SC	1998	1 *	100.00%	183,288	$2,812,463	$15.34	100.0%	MUSTARD SEED MKT & CAFE(2019), BED, BATH AND BEYOND#204(2009), BORDERS #286(2018)

219	STOW, OH	STOW COMMUNITY SHOPPING CENTE	44224	SC	1997	1 *	100.00%	404,505	$2,830,849	$7.18	97.5%	K MART #4264(2006), BED BATH AND BEYOND
		KENT ROAD										#360(2011), GIANT EAGLE, INC.
												#4096(2017), KOHL’S #331(2019), OFFICE MAX #626(2011), BORDERS OUTLET #249(2003), TARGET(NOT OWNED)

220	TIFFIN, OH	TIFFIN MALL 870 WEST MARKET STREET	44883	MM	1980	2 *	100.00%	148,469	$663,918	$4.87	91.8%	J.C. PENNEY #324-4(2005), AARON RENTS, INC.#C0399(2004)

* 1.	Property Developed by the Company	* SC — Shopping Center
* 2.	Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center

*	Does Not Include Service Merchandise Interests

      Property Listing 7.1

Run Date: 04/23/2003
Time: 2:12:04PM

Property List*

							DDR	Owned	Total
			Zip	Type of	Year	Year	OwnerShip	Gross	Annualized	Average	Percent
	Center/Property	Location	Code	Property	Developed	Acquired	Interest	Leasable	Base Rent	Base Rent	Occupied	Anchor Tenants (Lease Expiration)

221	TOLEDO, OH	SPRINGFIELD COMMONS SHOPPING S. HOLLAND-SYLVANIA ROAD	43528	SC	1999	1 *	100.00%	241,129	$2,522,008	$10.66	98.1%	KOHL’S #324(2019), GANDER MOUNTAIN, L.L.C.(2014), BED BATH & BEYOND #240(2010), OLD NAVY #6429(2005), BABIES R US(NOT OWNED)

222	WESTLAKE, OH	WEST BAY PLAZA 30100 DETROIT ROAD	44145	SC	1974	2 *	100.00%	162,330	$1,282,675	$7.90	100.0%	MARC’S #37(2004), K MART #3234(2004)

223	WILMINGTON, OH	SOUTH RIDGE SHOPPING CENTER 1025 S SOUTH STREET	45177	SC	1977	2 *	100.00%	55,130	$226,425	$4.23	97.1%	SUPER VALU STORES, INC(2003)

224	XENIA, OH	WEST PARK SQUARE 1700 WEST PARK SQUARE	45385	SC	1994	1 *	100.00%	104,873	$702,751	$8.01	83.7%	KROGER #829(2019), WAL-MART(NOT OWNED)

	Oregon

225	PORTLAND, OR	TANASBOURNE TOWN CENTER NW EVERGREEN PKWY & NW RING RD	97006	SC	1995	1996	50.00%	309,617	$5,180,386	$16.73	100.0%	BARNES & NOBLE #2748(2011), OFFICE DEPOT-#00954(2010), HAGGAN’S(2021), LINENS N THINGS(2017), ROSS DRESS FOR LESS
												#399(2008), MICHAEL’S #9887(2009), NORDSTROM(NOT OWNED), TARGET(NOT OWNED), MERVYN’S(NOT OWNED)

	Pennsylvania

226	ALLENTOWN, PA (WEST)	WEST VALLEY MARKETPLACE 1091 MILL CREEK ROAD	18106	SC	2001	2003	100.00%	241,077	$2,252,926	$9.40	99.4%	Wal-Mart(2021)

227	E. NORRITON, PA	KMART PLAZA 2692 DEKALB PIKE	19401	SC	1975	2 *	100.00%	174,976	$1,021,296	$6.87	85.0%	K MART #3026(2005), BIG LOTS(2010)

228	ERIE (PEACHSTREET), PA	PEACH STREET SQUARE 1902 KEYSTONE DRIVE	16509	SC	1995	1 *	100.00%	538,103	$4,635,655	$8.61	100.0%	LOWE’S HOME CTR #226(2015), MEDIA PLAY-4 #8158(2011), KOHL’S-#221-4(2016), WAL-MART STORES #2278(2015), CINEMARK #186(2011), PETSMART #556(2015), CIRCUIT CITY SUPERSTORE 3744(2020), HOME DEPOT(NOT
												OWNED)

229	ERIE, PA (MARKET)	ERIE MARKETPLACE 6660-6750 PEACH STREET	16509	SC	2000	2003	100.00%	38,823	$398,943	$10.28	100.0%	Bed Bath & Beyond #447(2013), TARGET(NOT OWNED)

230	MONACA, PA	TOWNSHIP MARKETPLACE 115 WAGNER ROAD	15061	SC	1999	2003	100.00%	253,110	$1,929,577	$7.71	98.9%	Lowe’s #500(2017), Shop ‘N Save(2019)

	South Carolina

231	ANDERSON, SC	NORTHTOWNE CENTER 3812 LIBERTY HIGHWAY	29621	SC	1993	1995	100.00%	14,250	$122,050	$11.00	77.9%	WAL-MART(NOT OWNED), SAM’S(NOT OWNED)

232	CAMDEN, SC	SPRINGDALE PLAZA 1671 SPRINGDALE DRIVE	29020	SC	1990	2 *	100.00%	180,127	$1,146,606	$6.61	96.3%	WINN DIXIE STORES #2174(2011), BELK #227(2015), WAL-MART SUPER CENTER(NOT OWNED)

233	CHARLESTON, SC	ASHLEY CROSSING 2245 ASHLEY CROSSING DRIVE	29414	SC	1991	2003	100.00%	196,048	$1,535,407	$8.06	97.1%	Food Lion #933(2011), Wal-Mart #1748(2011)

* 1.	Property Developed by the Company	* SC — Shopping Center
* 2.	Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center

*	Does Not Include Service Merchandise Interests

      Property Listing 7.1

Run Date: 04/23/2003
Time: 2:12:04PM

Property List*

							DDR	Owned	Total
			Zip	Type of	Year	Year	OwnerShip	Gross	Annualized	Average	Percent
	Center/Property	Location	Code	Property	Developed	Acquired	Interest	Leasable	Base Rent	Base Rent	Occupied	Anchor Tenants (Lease Expiration)

234	COLUMBIA, SC (HARBISON)	HARBISON COURT HARBISON BLVD	29212	SC	1991	2002	100.00%	252,689	$2,316,972	$12.41	73.9%	Barnes & Noble #2688(2011), Marshall’s #458(2007), OfficeMax #640(2011)

235	MT. PLEASANT, SC	WANDO CROSSING 1500 HIGHWAY 17 NORTH	29465	SC	1992	1995	100.00%	209,139	$2,034,224	$9.89	98.4%	PIGGLY WIGGLY #29-4(2012), OFFICE DEPOT # 2002(2010), T.J. MAXX #780 -3(2007), MARSHALL’S OF MA, INC.(2011), WAL-MART(NOT
												OWNED)

236	N. CHARLESTON, SC	NORTH POINTE PLAZA 7400 RIVERS AVENUE	29406	SC	1989	2 *	100.00%	294,471	$1,987,520	$6.83	98.9%	WAL-MART STORES #1359(2009), OFFICE MAX #342(2007), HELIG MEYERS(NOT OWNED), SERVICE MERCHANDISE(NOT OWNED)

237	ORANGEBURG, SC	NORTH ROAD PLAZA 2795 NORTH ROAD	29115	SC	1994	1995	100.00%	50,760	$498,037	$9.81	100.0%	GOODY’S #282(2008), WAL-MART(NOT OWNED)

238	S. ANDERSON, SC	CROSSROADS PLAZA 406 HIGHWAY 28 BY-PASS	29624	SC	1990	1994	100.00%	83,159	$343,604	$4.13	100.0%	WAL-MART STORES #644(2010)

239	SIMPSONVILLE, SC	FAIRVIEW STATION 621 FAIRVIEW ROAD	29681	SC	1990	1994	100.00%	142,133	$763,225	$5.48	98.0%	INGLES MARKETS #41(2011), KOHL’S DEPARTMENT STORES(2015)

240	SUMTER, SC	MERCHANT’S WALK 837-839 BROAD STREET	29150	SC	1987	2003	100.00%	19,140	$126,919	$9.59	69.2%	KROGER’S (DARK)(NOT OWNED), WAL MART(NOT OWNED)

241	UNION, SC	WEST TOWNE PLAZA U.S.HWY 176 BY-PASS #1	29379	SC	1990	2 *	100.00%	184,331	$979,642	$5.51	96.5%	WAL-MART STORES #629(2009), BELK STORES SERVICES, INC.(2010), WINN DIXIE STORES #1255(2010)

	South Dakota

242	WATERTOWN, SD	WATERTOWN MALL 1300 9TH AVENUE	56401	MM	1977	2 *	100.00%	285,372	$1,436,779	$7.26	69.3%	HERBERGER’S #15(2004), J.C. PENNEY #0495- -4(2008), HY VEE SUPERMARKET(NOT OWNED)

	Tennessee

243	BRENTWOOD, TN	COOL SPRINGS POINTE I-65 AND MOORE’S LANE	37027	SC	1999	2000	100.00%	201,516	$2,271,989	$11.90	94.7%	BEST BUY #170(2014), THE SPORTS AUTHORITY(2013), LINENS ‘N THINGS #521(2014), DSW SHOE WAREHOUSE #29103(2008)

244	CHATTANOOGA, TN	OVERLOOK AT HAMILTON PLACE 2288 GUNBARREL ROAD	37421	SC	1992	2003	100.00%	214,579	$1,692,961	$7.89	100.0%	Best Buy #4720(2014), Kmart #4774(2017)

245	COLUMBIA, TN	COLUMBIA SQUARE 845 NASHVILLE HIGHWAY	38401	SC	1993	2003	100.00%	68,948	$485,672	$7.68	91.7%	Albertson’s (Dark) #4728(2014)

246	FARRAGUT, TN	FARRAGUT POINTE 11132 KINGSTON PIKE	37922	SC	1991	2003	100.00%	71,311	$506,873	$7.50	94.7%	Bi-Lo #367(2011)

247	FRANKLIN, TN	ALEXANDER PLAZA 541 ALEXANDER PLAZA	37064	SC	1983	2003	100.00%	17,999	$157,369	$8.74	100.0%	BIG LOTS(NOT OWNED)

* 1.	Property Developed by the Company	* SC — Shopping Center
* 2.	Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center

*	Does Not Include Service Merchandise Interests

      Property Listing 7.1

Run Date: 04/23/2003
Time: 2:12:04PM

Property List*

							DDR	Owned	Total
			Zip	Type of	Year	Year	OwnerShip	Gross	Annualized	Average	Percent	Anchor Tenants
	Center/Property	Location	Code	Property	Developed	Acquired	Interest	Leasable	Base Rent	Base Rent	Occupied	(Lease Expiration)

248	GOODLETTSVILLE, TN	NORTHCREEK COMMONS 101-139 NORTHCREEK BOULEVARD	37072	SC	1987	2003	100.00%	84,441	$645,827	$7.65	100.0%	Kroger #541(2012)

249	HENDERSONVILLE, TN	HENDERSONVILLE LOWE’S 1050 LOWE’S ROAD	37075	SC	1999	2003	100.00%	133,144	$1,214,939	$9.12	100.0%	Lowe’s(2019)

250	MEMPHIS, TN	COUNTRY BRIDGE 9020 US HIGHWAY 64	38002	SC	1993	2003	100.00%	64,223	$555,564	$8.65	100.0%	Kroger(2012)

251	MURFREESBORO, TN (MEMORIAL)	MEMORIAL VILLAGE 710 MEMORIAL BOULEVARD	37130	SC	1993	2003	100.00%	117,750	$784,738	$6.66	100.0%	Albertson’s (Dark) #4730(2014)

252	MURFREESBORO, TN (TOWNE)	TOWNE CENTRE OLD FORT PARKWAY	37129	SC	1998	2003	100.00%	108,180	$1,157,914	$11.27	95.0%	Tj Maxx #579(2008), Books-A-Million(2007), LOWE’S(NOT OWNED), TOYS R US(NOT OWNED), TARGET(NOT OWNED)

253	NASHVILLE, TN	THE MARKETPLACE CHARLOTTE PIKE	37209	SC	1998	2003	100.00%	167,795	$1,618,020	$9.64	100.0%	Lowe’s(2019), WAL MART(NOT OWNED)

	Texas

254	FRISCO, TX	FRISCO MARKETPLACE 7010 PRESTON ROAD,	75035	SC	2001	2003	100.00%	95,334	$459,070	$4.82	100.0%	Kohl’s(2023)

255	FT. WORTH, TX	EASTCHASE MARKET SWC EASTCHASE PKWY & I-30	76112	SC	1995	1996	50.00%	205,017	$2,393,140	$12.34	94.6%	UNITED ARTISTS THEATRE #33306(2012), PETSMART #182(2011), MJ DESIGNS #4589(2011), ROSS DRESS FOR LESS #351-1(2006), TARGET(NOT OWNED), OFFICE DEPOT(NOT OWNED), TOYS R US(NOT OWNED)

256	FT. WORTH, TX (FOSSIL CREEK)	FOSSIL CREEK WESTERN CENTER BLVD	76137	SC	1991	2002	100.00%	68,515	$992,664	$15.70	92.3%

257	IRVING, TX	MACARTHUR MARKETPLACE MARKET PLACE BOULEVARD	75063	SC	1999	2003	100.00%	217,676	$1,488,883	$6.84	100.0%	Kohl’s #410(2021), Regal Cinemas(2019), SAM’S CLUB(NOT OWNED), WAL MART(NOT OWNED)

258	LEWISVILLE, TX (LAKEPOINTE)	LAKEPOINTE CROSSINGS S STEMMONS FREEWAY	75067	SC	1991	2002	100.00%	311,039	$3,139,057	$11.27	89.6%	THE ROOMSTORE #1055(2007), PETsMART #176(2009), BEST BUY #258(2010), ACADEMY SPORTS(2016), MARDEL CHRISTIAN BOOKSTORE(2012), TOYS R’ US(NOT OWNED), SERVICE MERCHANDISE(NOT OWNED), GARDEN RIDGE(NOT OWNED)

259	MCKINNEY, TX	MCKINNEY MARKETPLACE US HWY 75 & EL DORADO PKWY	75070	SC	2000	2003	100.00%	118,967	$1,124,762	$10.38	91.1%	Kohl’s(2021)

260	MESQUITE, TX	THE MARKETPLACE AT TOWN CENTE	75150	SC	2001	2003	100.00%	114,199	$1,466,317	$12.84	100.0%	Ultimate Electronics(2018), Linen ‘N Things(2013), Michael’s(2012)
		SOUTHBOUND FRONTAGE RD I 635

261	NACOGDOCHES, TX	NACOGDOCHES MARKETPLACE 4604 NORTH STREET	75961	SC	1999	2003	100.00%	57,413	$568,630	$9.90	100.0%	Goody’s #290(2014), Staples(2014)

* 1.	Property Developed by the Company	* SC — Shopping Center
* 2.	Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center

*	Does Not Include Service Merchandise Interests

      Property Listing 7.1

Run Date: 04/23/2003
Time: 2:12:04PM

Property List*

							DDR	Owned	Total
			Zip	Type of	Year	Year	OwnerShip	Gross	Annualized	Average	Percent	Anchor Tenants
	Center/Property	Location	Code	Property	Developed	Acquired	Interest	Leasable	Base Rent	Base Rent	Occupied	(Lease Expiration)

262	SAN ANTONIO, TX	LA PLAZA DEL NORTE 125 NE LOOP 410	78216	SC	1996	1997	35.00%	310,470	$3,816,668	$12.59	97.7%	ROSS STORES, INC.(2007), DSW SHOE WAREHOUSE(2007), BEST BUY COMPANY#201(2012), OSHMAN’S SPORTING GOODS #236(2016), OFFICE MAX #406(2012), BEALL’S(2014)

263	SAN ANTONIO, TX (BANDERA PT)	BANDERA POINT NORTH STATE LOOP 1604/BANDERA ROAD	78227	SC	2001	1 *	100.00%	278,727	$3,977,075	$14.35	99.5%	T.J. MAXX(2011), LINENS ‘N THINGS # 594(2012), OLD NAVY #6499(2006), ROSS DRESS FOR LESS(2012), BARNES & NOBLE # 2055(2011), TARGET(NOT OWNED), LOWE’S(NOT OWNED)

	Utah

264	LOGAN, UT	FAMILY PLACE @ LOGAN 400 NORTH STREET	84321	SC	1975	1998	100.00%	19,200	$210,660	$10.97	100.0%	RITE AID(NOT OWNED)

265	MIDVALE, UT	FAMILY CENTER AT FORT UNION 50 900 EAST FT UNION BLVD	84047	SC	1973	1998	100.00%	661,627	$6,942,892	$10.64	98.6%	MERVYN’S #M-0065A(2005), BABIES R US #9568(2013), OFFICE MAX #126(2007), SMITH’S FOOD & DRUGS#85(2024), MEDIA PLAY #8122(2016), BED BATH & BEYOND #198(2014), ROSS DRESS FOR LESS #502(2011), WAL-MART
												STORES #2207(2015)

266	OGDEN, UT	FAMILY CENTER AT OGDEN 5-POINT	84404	SC	1977	1998	100.00%	162,316	$760,307	$5.54	84.6%	HARMONS(2012)
		21-129 HARRISVILLE ROAD

267	OREM, UT	FAMILY CENTER AT OREM 1300 SOUTH STREET	84058	SC	1991	1998	100.00%	150,667	$1,524,289	$10.12	100.0%	KIDS R US # 1347(2011), MEDIA PLAY #8120(2015), OFFICE DEPOT #538(2008), JO-ANN FABRICS AND CRAFTS#1756(2012), R.C.
												WILLEY(NOT OWNED), TOYS R US(NOT OWNED)

268	RIVERDALE, UT	FAMILY CENTER AT RIVERDALE 510 1050 WEST RIVERDALE ROAD	84405	SC	1995	1998	100.00%	590,313	$4,441,517	$7.84	96.0%	TARGET SUPERSTORE #1753(2017), MAY COMPANY(2011), OFFICE MAX #76(2008), GART SPORTS #326(2012), SPORTMAN’S WAREHOUSE(2009), MEDIA PLAY(2016), CIRCUIT CITY#3349(2016)

269	SALT LAKE CITY, UT (33RD)	FAMILY PLACE @ 33RD SOUTH 3300 SOUTH STREET	84115	SC	1978	1998	100.00%	35,459	$262,502	$8.55	86.6%

270	TAYLORSVILLE, UT	FAMILY CENTER AT MIDVALLEY 503 5600 SOUTH REDWOOD	84123	SC	1982	1998	100.00%	680,527	$6,953,796	$10.81	94.5%	JOLENE’S(2003), MEDIA PLAY #8121(2015), OFFICE MAX #127(2008), CIRCUIT CITY #3353(2016), PETSMART #168(2012), SHOPKO #085(2014), GART SPORTS #324(2017), 24 HOUR FITNESS(2017), BED, BATH & BEYOND #270(2015), HARMONS SUPERSTORE(NOT OWNED)

	Vermont

271	BERLIN, VT	BERLIN MALL 282 BERLIN MALL RD., UNIT #28	05602	MM	1986	2 *	100.00%	174,731	$1,544,609	$8.93	99.0%	WAL-MART STORES #2682(2014), J.C. PENNEY #2342(2009)

	Virginia

272	CHESTER, VA	BERMUDA SQUARE 12607-12649 JEFFERSON DAVIS	23831	SC	1978	2003	100.00%	107,660	$1,008,746	$9.96	94.1%	Ukrop’s(2008)

273	FAIRFAX, VA	FAIRFAX TOWNE CENTER 12210 FAIRFAX TOWNE CENTER	22033	SC	1994	1995	20.00%	253,941	$4,276,539	$16.84	100.0%	SAFEWAY #1431(2019), T.J. MAXX #106(2009), TOWER RECORDS#822(2009), BED, BATH & BEYOND#65(2010), UNITED ARTISTS #33191(2014)

274	LYNCHBURG, VA	CANDLERS STATION 3700 CANDLERS MOUNTAIN ROAD	24502	SC	1990	2003	100.00%	275,765	$1,917,502	$8.19	84.9%	Goody’s #174(2004), Movies 10 #113(2015), Circuit City(2009), Staples #0319(2013), Tj Maxx #797(2009), TOYS “R” US(NOT OWNED)

* 1.	Property Developed by the Company	* SC — Shopping Center
* 2.	Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center

*	Does Not Include Service Merchandise Interests

      Property Listing 7.1

Run Date: 04/23/2003
Time: 2:12:04PM

Property List*

							DDR	Owned	Total
			Zip	Type of	Year	Year	OwnerShip	Gross	Annualized	Average	Percent	Anchor Tenants
	Center/Property	Location	Code	Property	Developed	Acquired	Interest	Leasable	Base Rent	Base Rent	Occupied	(Lease Expiration)

275	MARTINSVILLE, VA	LIBERTY FAIR MALL 240 COMMONWEALTH BOULEVARD	24112	MM	1989	2 *	50.00%	435,057	$2,747,114	$7.02	89.9%	GOODY’S #166(2006), BELK/LEGGETTS(2009), J.C. PENNEY #3010(2009), SEARS #2094 -4(2009), OFFICEMAX #744(2012), KROGER #R-350(2017)

276	MIDLOTHIAN, VA	GENITO CROSSING HULL STREET ROAD	23112	SC	1985	2003	100.00%	79,407	$702,377	$8.85	100.0%	Food Lion #299(2005)

277	PULASKI, VA	MEMORIAL SQUARE 1000 MEMORIAL DRIVE	24301	SC	1990	2 *	100.00%	143,299	$919,503	$6.42	100.0%	WAL-MART STORES #1652(2011), FOOD LION #799-2(2011)

278	WINCHESTER, VA	APPLE BLOSSOM CORNERS 2190 S. PLEASANT VALLEY	22601	SC	1990	2 *	100.00%	240,560	$2,263,119	$9.50	99.0%	MARTIN’S FOOD STORE #78(2040), KOHL’S #283(2018), OFFICE MAX #844(2012), BOOKS-A-MILLION #954(2008)

	Washington

279	BELLINGHAM, WA	MERIDIAN VILLAGE SHOPPING CTR	98226	SC	1979		20.00%	208,422	$1,997,232	$9.91	96.7%	CIRCUIT CITY #3326(2015), HOME DEPOT INC.,
		NE CORNER G										#4715(2013), PAYLESS DRUG #05240(2004)
		MERIDIAN/TELEGRAPH

280	EVERETT, WA	PUGET PARK 520 128TH STREET SW	98204	SC	1981	2001	20.00%	40,958	$454,138	$12.50	88.7%	ALBERTSON’S(NOT OWNED)

	West Virginia

281	BARBOURSVILLE, WV	OFFICE MAX CENTER 5-13 MALL ROAD	25504	SC	1985	1998	100.00%	70,900	$288,037	$4.06	100.0%	DISCOUNT EMPORIUM(2006), OFFICEMAX #263(2006), VALUE CITY(NOT OWNED)

	Wisconsin

282	BROOKFIELD, WI (SW)	SHOPPERS WORLD OF BROOKFIELD NORTH 124TH STREET AND WEST CA	53005	SC	1967	2003	100.00%	190,142	$1,382,899	$7.27	100.0%	Tj Maxx #202(2005), Marshall’s Mega Store(2004), Officemax #16(2005), Burlington Coat Factory #112(2007)

283	BROWN DEER, WI (CENTER)	BROWN DEER CENTER & MARKETPLA NORTH GREEN BAY ROAD	53209	SC	1989	2003	100.00%	143,372	$1,059,835	$7.65	96.7%	Marshall’s Mega Store(2004), Pick ‘N Save(2005)

284	BROWN DEER, WI (MARKET)	MARKET PLACE OF BROWN DEER NORTH GREEN BAY ROAD	53209	SC	1967	2003	100.00%	266,716	$1,932,674	$7.25	100.0%	Kohl’s #44(2023), Michael’s(2012), Officemax #17(2005), Tj Maxx/Burlington#201(2008), Old Navy(2012)

285	MILWAUKEE, WI	POINT LOOMIS SOUTH 27TH STREET	53221	SC	1962	2003	100.00%	160,533	$707,571	$4.41	100.0%	Kohl’s #43(2007), Pick ‘N Save(2007)

286	MILWAUKEE, WI (SOUTH)	SOUTHGATE MARKETPLACE SOUTH 27TH STREET	53215	SC	1951	2003	100.00%	54,913	$380,753	$7.85	88.3%	Always 99C(2011), MOVIES 10(NOT OWNED), WALMART(NOT OWNED)

287	WEST ALLIS, WI (WEST)	WEST ALLIS CENTER WEST CLEVELAND AVE. AND S. 108	53214	SC	1968	2003	100.00%	383,967	$1,392,012	$5.35	67.7%	Kohl’s #41(2008), Marshall’s Mega Store(2004), Pick ‘N Save(2008)
						Grand Total:	50,607,006		$490,516,593

* 1.	Property Developed by the Company	* SC — Shopping Center
* 2.	Original IPO Property	* MM — Mini-Mall
* BC — Business Center
* LC — Lifestyle Center

*	Does Not Include Service Merchandise Interests

      Property Listing 7.1

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2003

Investor Information
Developers Diversified Realty
www.ddrc.com
3300 Enterprise Parkway / Beachwood, Ohio 44122
Phone: (216) 755-5500 Fax: (216) 755-1500

Officers	Board of Directors

Scott A. Wolstein, Chairman of the Board & Chief Executive Officer	Scott A. Wolstein, Chairman of the Board Chief Executive Officer, Developers Diversified Realty

David M. Jacobstein, President and Chief Operating Officer	David M. Jacobstein, President & Chief Operating Officer, Developers Diversified Realty

Daniel B. Hurwitz, Executive Vice President	Daniel B. Hurwitz, Executive Vice President Developers Diversified Realty

James A. Schoff, Senior Investment Officer Joan U. Allgood, Sr. Vice President of Corporate Affairs and Governance Timothy J. Bruce, Sr. Vice President of Development	Albert T. Adams, Director Chairman, Cleveland Office - Baker & Hostetler LLP Dean S. Adler, Director Principal - Lubert-Adler Management, Inc

William H. Schafer, Sr. Vice President & Chief Financial Officer Richard E. Brown, Sr. Vice President of Real Estate Operations Joseph G. Padanilam, Vice President of Acquisitions and Dispositions	Terrance R. Ahern, Director Principal - The Townsend Group Robert Gidel, Director Managing Partner - Liberty Partners, LP

David E. Weiss, Vice President and General Counsel Ralph J. Conti, Vice President and Director of Development Susan Hennessey, Vice President of Human Resources	Victor B. MacFarlane, Founder and Managing Principal MacFarlane Partners, LLC Barry Sholem, Director Chairman, DLJ Real Estate Capital Partners

Steven M. Dorsky, Vice President of Leasing - Northeast Robin Walker-Gibbons, Vice President of Leasing - Southeast	Craig Macnab, Director Managing Partner, Tandem Capital

Anthony L. Vodicka, Vice President of Leasing — West

Michelle A. Mahue, Vice President of Investor Relations

Developers Diversified Realty
Quarterly Financial Supplement
For the three months ended March 31, 2003

Investor Information (Continued)

Research Coverage		Research Coverage, continued

AG Edwards		Merrill Lynch
Bill Camp	(314) 955-5368	Steve Sakwa	(212) 449-0335
		Craig Schmidt	(212) 449-1944
Credit Suisse First Boston Larry Raiman	(212) 538-2380	Morgan Stanley
Jay Habermann	(212) 538-5250	Matthew Ostrower	(212) 761-6284
		Alan Calderon	(212) 761-8564
Deutsche Bank Alex Brown Lou Taylor	(212) 469-4912	Prudential Securities
		Jim Sullivan	(212) 778-2515
Goldman Sachs David Kostin	(212) 902-6781	Transfer Agent
National City Bank
JP Morgan		Corporate Trust Operations
Mike Mueller	(212) 622-6689	P.O. Box 92301
Cleveland, Ohio 44193-0900
1-800-622-6757
Green Street Advisors Greg Andrews	(949) 640-8780
Barb Hoogland	(949) 640-8780
Investor Relations
Michelle A. Mahue
Hilliard Lyons		VP of Investor Relations
Tony Howard	(502) 588-1142	Phone: (216) 755-5455
Fax:(216) 755-1455 Email: mmahue@ddrc.com
McDonald & Company Richard Moore	(216) 443-2815
Richard Sweigard	(216) 563-2501